UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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SENSATA TECHNOLOGIES HOLDING PLC

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Notice of Annual General Meeting of Shareholders & Proxy Statement

Tuesday, June 9, 2026
10:00 a.m. Eastern Daylight Time

(incorporated and registered in England and Wales with registered no. 10900776)

Registered Office:
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom

April 29, 2026

In 2025, Sensata made meaningful progress on advancing a transformational agenda to strengthen the Company’s operational and financial foundation. We improved profitability and expanded margins sequentially each quarter. We generated record free cash flow of $490 million, supporting accelerated net leverage reduction and the return of $191 million to shareholders. In the fourth quarter, we re-organized into three new operating segments, each corresponding to three new reporting segments. Each of our three new reporting segments—Automotive, Industrials, and Aerospace, Defense & Commercial Equipment—delivered organic growth in the fourth quarter, underscoring the effectiveness of our updated operating model.

2025 was also a pivotal year for leadership. Stephan von Schuckmann assumed the role of Chief Executive Officer on January 1, 2025, bringing more than two decades of global automotive and industrial experience. We extend our sincere appreciation to Martha Sullivan, who provided steady and effective interim leadership during the transition.

In addition, we strengthened our leadership team through strategic new hires, internal promotions, and key organizational moves. These actions enhanced the depth and capability of our global executive team across operations, commercial leadership, and enterprise transformation. Together, these changes reinforce the foundation necessary to execute our strategy and support long‑term growth in key sensing and electrical protections applications across our end markets.

As we enter 2026, we are more resilient, more focused, and well‑positioned to execute with discipline and deliver long‑term value for our shareholders.

The Board recognizes the importance that your shares be represented and voted at the Annual Meeting, and we look forward to your participation. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing, and promptly returning a proxy card (if you received one). We also encourage and welcome shareholder feedback on any topic related to Sensata.

In accordance with the U.K. Companies Act 2006, the formal notice of the Annual Meeting is set forth below in the following proxy statement and includes the explanatory notes relating to each proposal. Our proxy materials are first being distributed or made available to shareholders on or around April 29, 2026.

We thank you for your continued support.

By Order of the Board of Directors,

Andrew C. Teich	Stephan von Schuckmann
Chairman of the Board	Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
Sensata Technologies Holding plc
NOTICE OF THE 2026 ANNUAL MEETING
WHEN:	Tuesday, June 9, 2026 10:00 a.m. Eastern Daylight Time
WHERE:	529 Pleasant Street, Attleboro, MA 02703 (principle executive office)
In person check-in will begin at 9:30 a.m. Eastern Daylight Time and you should allow ample time for check-in procedures.
RECORD DATE:	April 13, 2026
Items of Business:
Our proxy materials are first being distributed or made available to shareholders on or around April 29, 2026. At the Annual Meeting, you will be asked to consider and vote on the resolutions set forth under Proposals 1 to 14 in the “Proposals to be Voted Upon” section below as well as such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Explanations of the proposed resolutions together with the relevant information for each resolution are given on pages 1 to 92 and Appendixes A, B, C, D, E, F and G. of this proxy statement. For the purposes of English law, the full text of each resolution is set out in the "Shareholder Resolutions for 2026 Annual General Meeting" section on page 85 of this proxy statement.

The Company’s UK annual reports and accounts for the year ended December 31, 2025, which consist of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory directors' compensation policy, the UK statutory strategic report and the UK statutory auditor’s report (the “UK Annual Report and Accounts”), has been made available to shareholders. There will be an opportunity at the Annual Meeting for shareholders to ask questions or make comments on the UK Annual Report and Accounts and the other proxy materials.

For additional information about our Annual Meeting, shareholders’ rights, proxy voting and access to proxy materials, see the “Questions & Answers About the Annual Meeting” section on page 88 of this proxy statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card (if you received one) by mail prior to the meeting or by attending the Annual Meeting and voting in person.

Proposals to be Voted Upon[1]
The Board considers that all the proposals to be put to the Annual Meeting are in the best interest of the Company and its shareholders as a whole.
Proposal		Board Recommendation
Proposal No. 1	Election of Directors[2]	☑ FOR each nominee
Proposal No. 2	Non-Binding, Advisory Vote on Executive Compensation	☑ FOR
Proposal No. 3	Advisory Vote to Approve Frequency of Future "Say-on-Pay"	☑ FOR every year
Proposal No. 4	Ratification of Independent Registered Public Accounting Firm	☑ FOR
Proposal No. 5	Non-Binding, Advisory Vote on Directors' Compensation Report	☑ FOR
Proposal No. 6	Approval of amendment to the 2021 Equity Incentive Plan	☑ FOR
Proposal No. 7	Appointment of U.K. Statutory Auditor	☑ FOR
Proposal No. 8	Authorization of the Audit Committee to Determine U.K. Statutory Auditor Compensation	☑ FOR
Proposal No. 9	Approval of Receipt of 2025 Annual Report and Accounts	☑ FOR
Proposal No. 10	Approval of Forms of Share Repurchase Contracts and Share Repurchase Counterparties	☑ FOR
Proposal No. 11	Authorization of the Board to Issue Equity Securities	☑ FOR
Proposal No. 12	Authorization of the Board to Issue Equity Securities without Rights of Pre-emption	☑ FOR
Proposal No. 13	Authorization of the Board to Issue Equity Securities Under Equity Incentive Plans	☑ FOR
Proposal No. 14	Authorization of the Board to Issue Equity Securities Under Equity Incentive Plans without Rights of Pre-emption	☑ FOR

[1] Resolution Nos. 1-9, 11 and 13 will be proposed as ordinary resolutions and resolutions No. 10, 12 and 14 will be proposed as special resolutions.
2 A separate resolution will be proposed for each director.

Notes:
1.	Each ordinary share of the Company outstanding on the record date will be entitled to cast one vote. In accordance with the Company’s Articles of Association, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Resolutions No. 1-9, 11 and 13 will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Resolutions Nos. 10, 12 and 14 will be proposed as special resolutions, which under applicable law means that the affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve each proposal. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.
2.
The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.
Our Board has fixed the close of business on Monday, April 13, 2026, as the record date of the Annual Meeting, and to be entitled to attend and vote on the resolutions proposed for the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the Register of Members of the Company at the close of business in New York on this record date. Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote on the resolutions proposed for the meeting. At the close of business on Monday, April 13, 2026, 145,432,046 ordinary shares of the Company were issued and outstanding. After May 30, 2026, a list of the shareholders entitled to notice of the Annual Meeting will be available for inspection by any shareholder at 529 Pleasant Street, Attleboro, Massachusetts 02703. Should you require the list of shareholders entitled to notice of the Annual Meeting, please email companysecretary@sensata.com.

4.
If you are a broker, bank, or other nominee holding shares in street name, you can attend the Annual Meeting and vote. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, you can attend the Annual Meeting.

5.
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the Annual Meeting. A shareholder may appoint more than one proxy in relation to the Annual Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A corporate shareholder may appoint one or more corporate representatives to attend and to speak and vote on their behalf at the Annual Meeting. A proxy need not be a shareholder of the Company.

6.	If you are voting your proxy through the Internet, by phone or by mail with a proxy card (if you received one), your voting instructions must be received by 11:59 p.m. Eastern Time on June 8, 2026.
7.	You may revoke a previously delivered proxy at any time prior to the Annual Meeting.
8.
Shareholders meeting the threshold requirements set out in the U.K. Companies Act have the right to require the Company to publish on the Company’s website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be presented before the Annual Meeting; or (ii) any circumstance connected with the auditor of the Company ceasing to hold office since the previous annual general meeting at which annual accounts and reports were presented in accordance with the U.K. Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with the U.K. Companies Act. When the Company is required to place a statement on a website under the U.K. Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on its website. The business which may be dealt with at the Annual Meeting includes any statement that the Company has been required under the U.K. Companies Act to publish on a website.

9.
Pursuant to U.S. Securities and Exchange Commission (the "SEC") rules, the Company’s proxy statement (including this Notice of Annual General Meeting of Shareholders), the Company's U.S. Annual Report for the year ended December 31, 2025 (including the Annual Report on Form 10-K for the year ended December 31, 2025), and related information prepared in connection with the Annual Meeting are available at: www.proxyvote.com and investors.sensata.com. You will need the 16-digit control number included on your proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

10.
You may not use any electronic address provided in this Notice of Annual General Meeting of Shareholders or any related documentation to communicate with the Company for any purposes other than as expressly stated.

Proxy Voting Methods
Shareholders holding shares of Sensata on the Record Date may vote their shares by proxy through the Internet, by telephone, by mail with a proxy card (if you received one) or by attending the Annual Meeting in person and voting during the meeting. For shares held through a bank, broker or other nominee, shareholders may vote by submitting voting instructions to the bank, broker or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described in the “Notes” section of this Notice of Annual General Meeting of Shareholders and the “Questions & Answers About the Annual Meeting” section on page 88 of this proxy statement.

If you are voting your proxy through the Internet, by phone or by mail with a proxy card (if you received one), your voting instructions must be received by 11:59 p.m. Eastern Time on June 8, 2026.

TO VOTE BY PROXY:
8 BY INTERNET

Go to the website www.proxyvote.com 24 hours a day, seven days a week (before the meeting) and follow the instructions.

You will need the 16-digit control number included on your Notice or proxy card in order to vote online.

( BY TELEPHONE

From a touch-tone phone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit control number included on your Notice or proxy card in order to vote by telephone.

* BY MAIL

Mark your selections on your proxy card (if you received one).

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the postage-paid envelope that is provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING
This proxy statement, our Annual Report for the year ended December 31, 2025 (the Annual Report on Form 10-K for the year ended December 31, 2025), our UK Annual Report and Accounts for the year ended December 31, 2025, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report, and the UK statutory auditor’s report and related information prepared in connection with the Annual Meeting are or will be available at www.proxyvote.com and http://annualmeeting.sensata.com. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like one, you may download an electronic copy of our proxy materials or request a paper copy either at www.proxyvote.com, by telephone at 1-800-579-1639, or by email to sendmaterial@proxyvote.com. If requesting materials by email, please send a blank email with the 16-digit control number included on your Notice. You will also have the opportunity to request paper or email copies of our proxy materials for all future shareholder meetings.
April 29, 2026
By Order of the Board of Directors,

David Stott
Company Secretary

Registered Office: Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Basset, Wiltshire, UK SN4 8SY
Registered in England and Wales No. 10900776

Table of Contents
1	Proxy Summary	76	Proposal 12: Resolution to Authorize the Board of Directors to Issue Equity Without Pre-emptive Rights
7	Proposal 1: Election of Directors
7	Identifying and Evaluating Director Nominees
10	Director Nominees	78	Proposal 13: Ordinary Resolution to Authorize the Board of Directors to Issue Equity Securities under our Equity Incentive Plans
15	Corporate Governance
20	Board Meetings, Committees of the Board and Board Leadership Structure
		76	Proposal 14: Resolution to Authorize the Board of Directors to Issue Equity Securities under our Equity Incentive Plans Without Pre-emptive Rights
23	Director Compensation
25	Proposal 2: Advisory Resolution on Executive Compensation
		80	Certain Relationships and Related-Person Transactions
26	Executive Officers
29	Compensation Discussion and Analysis	80	Shareholders' Requests Under Section 527 of the U.K. Companies Act
44	Compensation Committee Report
45	Tables and Narrative Disclosure	81	Security Ownership of Certain Beneficial Owners and Management
59	Proposal 3: Advisory Vote to Approve Frequency of Future "Say-on-Pay"
		82	Delinquent Section 16(a) Reports
60	Proposal 4: Ratification of the Appointment of our Independent Registered Public Accounting Firm	83	Proposals for the 2027 Annual General Meeting of Shareholders

60	Audit and Non-Audit Fees	83	Solicitation of Proxies
61	Pre-Approval Policies and Procedures	83	General and Householding of Proxy Materials
61	Audit Committee Report	84	Other Matters
62	Proposal 5: Advisory Resolution on Directors' Compensation Report	85	Shareholder Resolutions for 2026 Annual General Meeting

63	Proposal 6: Resolution to approve the amendment to the Company's 2021 Equity Incentive Plan	88	Questions and Answers About the Annual Meeting
		A-1	Appendix A: Directors' Compensation Report
70	Proposal 7: Appointment of U.K. Statutory Auditor	B-1	Appendix B: Reconciliation of Non-GAAP Financial Measures
71	Proposal 8: Authorization of the Audit Committee to Determine U.K. Statutory Auditor's Remuneration
		C-1	Appendix C: Amendment to the 2021 Equity Incentive Plan
72	Proposal 9: Resolution to Receive the 2025 Annual Report and Accounts
		D-1	Appendix D: Rule 10B-18 Repurchase Contract
73	Proposal 10: Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties	E-1	Appendix E: Rule 10B5-1 Repurchase Plan
		F-1	Appendix F: Issuer Stock Repurchase and 10B5-1 Trading Plan
		G-1	Appendix G: Fixed Dollar Accelerated Share Repurchase Transaction
75	Proposal 11: Ordinary Resolution to Authorize the Board of Directors to Issue Equity Securities

This Proxy Statement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “anticipate”, “believe”, “estimate”, “predict”, “project”, “forecast”, “continue”, “intend”, “plan”, “potential”, “opportunity”, “guidance”, and similar terms or phrases. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business and market outlook, trends, priorities, growth, shareholder value, capital expenditures, cash flows, demand for products and services, share repurchases, and Sensata’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. These statements are subject to risks, uncertainties, and other important factors relating to our operations and business environment, and we can give no assurances these forward-looking statements will prove to be correct.

Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.

PROXY SUMMARY
The Board of Directors of Sensata Technologies Holding plc (the ‘‘Board’’) is soliciting proxies for use at the Company's Annual General Meeting of Shareholders to be held on June 9, 2026.
The following summary highlights certain information contained in this proxy statement. This summary does not contain all of the information that you should consider when casting your vote. Please review the entire proxy statement carefully before voting. For more information on the Company's 2025 performance, please review the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
Corporate Governance Highlights

Director Independence •10 of 11 director nominees are independent •5 of 5 Board committees are fully independent	Board Leadership •Independent Chairperson •Lead Independent Director to be elected if Chairperson is also the CEO or is a director who does not otherwise qualify as "independent"

Board Refreshment
•Ongoing Board succession planning
•Annual review of director and committee Chair tenure
•Average tenure of independent director nominees is 6.5 years
•5 new independent directors since 2021

Board Accountability
•All directors are elected annually
•Annual Board and Committee self-assessments
•Annual Director to Director peer assessments
•Simple majority vote standard for uncontested director elections

Board Oversight
•Ongoing focus on strategic matters, including through standalone strategy sessions
•Robust oversight of risk management
•Active engagement in human capital management and CEO succession planning
•Regular executive sessions without management

Director Access
•Directors may contact any employee directly and receive access to any aspect of the business
•Directors regularly meet with the leadership team
•Board and Committees may engage independent advisors at their sole discretion

Director Engagement
•Board held 4 meetings in 2025 with all directors attending 100% of Board meetings
•Committees held 22 meetings in 2025 with all directors attending greater than 85% of applicable collective meetings
•Restriction on the number of other board seats

Director Share Ownership
•Five times their annual cash retainer in share value (with a transition period for new directors)
•Requirement to retain 50% net after-tax shares upon vesting/exercise until ownership guidelines are met
•Directors may not hedge or pledge their common stock

2026 PROXY STATEMENT - PAGE 1

Summary of Director Nominees
The Board has nominated a slate composed of eleven talented directors with skill sets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to Sensata's business and strategic objectives, as reflected in their biographies in the section “Director Nominees.”

Name	Age(1)	Director Since	Committee Membership(1)					Other Boards(2)
			Audit	Compensation	Finance	Innovation & Technology	Nominating & Corporate Governance
John P. Absmeier*	51	2019				C		0
Daniel L. Black*	66	2021	●	●	●			0
Lorraine A. Bolsinger*	66	2020		C			●	0
Phillip M. Eyler*	55	2024				●	●	2
Laurie Schupmann	63							1
Constance E. Skidmore*	74	2017	C	●			●	1
Martha N. Sullivan*	69	2013			●	●		1
Andrew C. Teich*	65	2014			●	●	C	1
Jugal Vijayvargiya*	58	2023	●	●				1
Stephan von Schuckmann	51	2025						0
Stephen M. Zide*	66	2010			C			0

* Independent Director	C Committee Chair	● Committee Member
(1) As of April 29, 2026
(2) Number of other public company boards of which the director is currently a member.
Following the election/re-election of the Board nominees at our Annual Meeting, the Board will have the following characteristics:

5 New directors in the last five years		6 Current or former CEOs	6.5 years Average Tenure
10 of 11 Independent
62 Average age	54% Gender or ethnically diverse

2026 PROXY STATEMENT - PAGE 2

Director Nominees' Skills and Expertise
Our director nominees possess core competencies that contribute to their service on the Board. In addition to those qualifications, our director nominees collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each director nominee.

Knowledge, Skills and Experience
Financial Expertise Knowledge of financial accounting, reporting, and internal controls, and qualifies as an Audit Committee "financial expert"		•		•	•	•	•	•		•	•
Senior Executive Leadership Experience as a senior level leader, ability to develop leadership potential in others and implement transformational change	•		•	•	•		•	•	•	•
International Business Familiarity with the trade of goods, services, technology and capital across national borders and on a global scale	•		•	•	•		•	•	•	•	•
Sustainability Experience in overseeing sustainability and governance matters, including management of related risks and opportunities		•	•			•	•	•		•	•
Industry, Technology & Product Knowledge Understanding of markets and industries we serve, including our products, technologies, customers, competitors and trends	•		•	•	•		•	•	•	•	•
Risk Management Experience with the identification, evaluation, and prioritization of risks and strategies to minimize, monitor, and control risk impact		•	•		•		•			•
Mergers & Acquisitions Familiarity with driving business transformation through M&A, strategic alliances, investments, and partnerships	•	•	•	•	•	•	•	•	•	•	•
Business Strategy Ability to plan, take action and set goals to optimally deliver, launch, market and distribute existing and new business	•	•	•	•	•	•	•	•	•	•	•
Human Capital Management Experience in organizational management and strategy to improve business value through strategic workforce planning			•	•			•	•	•	•
Manufacturing / Operations Knowledge of manufacturing of goods and the administration of business operation practices to create efficiency	•		•	•			•	•	•	•
Capital Markets / Corporate Finance Experience in capital structuring, investment decisions, cash flow, accounting, financial statements and taxation		•	•	•	•		•	•	•	•	•

2026 PROXY STATEMENT - PAGE 3

Business Summary
We are a global industrial technology company that strives to help our customers and partners safely deliver a cleaner, more efficient, electrified, and connected world. For more than 100 years, we have been developing and innovating a wide range of customized solutions that address increasingly complex engineering and operating performance requirements for our customers' mission-critical applications. Our portfolio spans sensors and sensor‑rich systems, electrical protection components and integrated protection architectures, and a broad range of complementary technologies.

Our sensing solutions translate physical parameters—such as pressure, temperature, position, and location—into actionable electronic signals that enhance the performance, reliability, and safety of our customers’ products and systems. Our electrical protection offerings include switches, fuses, inverters, energy‑storage systems, high‑voltage distribution units, controllers, software, and high‑voltage contactors engineered to maximize efficiency and ensure safe operation in demanding environments. We also provide advanced power‑conversion technologies—including inverters, converters, and rectifiers—supporting renewable‑energy generation, green‑hydrogen production, electric‑vehicle charging infrastructure, and microgrid applications, as well as critical industrial and defense uses. Together, these capabilities position us as a foundational technology partner enabling industry wide transitions toward smarter, cleaner, and more sustainable operations.
We believe our long‑term success depends on improving operational performance, optimizing capital allocation, and returning to sustainable growth. In 2025, we undertook significant transformative actions to build a more resilient organization, strengthen our leadership team, and establish a strong foundation for long‑term growth across each of our business segments.
In the fourth quarter of 2025, Sensata reorganized its operations to better align with strategic imperatives and improve visibility into business performance. Beginning with reporting for the year ended December 31, 2025, the Company operates through three primary segments:

Automotive	Industrials	Aerospace, Defense & Commercial Equipment
Includes Automotive and Aftermarket businesses, delivering sensing, electrical protection, and high‑voltage solutions supporting safety, efficiency, and electrification across passenger vehicles and EV platforms.

Includes Industrial and Dynapower businesses, offering sensor‑rich systems, power conversion technologies, and data‑driven solutions used in industrial automation, energy storage, and electrical infrastructure applications.

Includes Aerospace and Commercial Equipment businesses, providing advanced sensing, power conversion, and mission‑critical electrical protection technologies for aircraft, defense systems, heavy‑duty equipment, and other highly regulated environments.

2025 Company Performance Highlights
Sensata’s financial performance in 2025 reflects meaningful progress in the first year of its transformation journey. The Company strengthened its operational foundation, expanded margins throughout the year, improved free cash flow, and enhanced balance‑sheet resilience while returning to a growth trajectory by year‑end. These accomplishments were supported by disciplined execution, organizational restructuring, and targeted actions to sharpen financial flexibility, including a successful early tender offer that reduced net leverage to 2.7x.

19.0% Adjusted Operating Income expanded margins sequentially in every quarter of 2025	$3.7B Revenue returned to year‑over‑year revenue growth in Q4	10.6% ROIC
$191M returned to shareholders with dividend and share repurchases
$490M Free Cash Flow representing 97% Free Cash Flow conversion rate

2026 PROXY STATEMENT - PAGE 4

Leadership Changes
During 2025 and early 2026, Sensata strengthened its executive leadership team through several strategic appointments and promotions designed to advance the Company’s transformation agenda and position the organization for long‑term growth:

Jan 2025	—	ò	—
Stephan von Schuckmann joined Sensata as Chief Executive Officer, effective January 1, 2025, bringing more than 20 years of global automotive and industrial leadership experience. His robust industrial, commercial, and financial background has uniquely prepared him to lead Sensata by capitalizing on opportunities and navigating the challenges of our diverse industries.

Apr 2025	—	ò	—
Lynne J. Caljouw was named Executive Vice President, Chief Human Resources Officer in April 2025, continuing a decade‑long track record of leadership across multiple senior HR leadership roles since joining Sensata in 2014.

July 2025	—	ò	—
Andrew C. Lynch was appointed Executive Vice President, Chief Financial Officer in July 2025, after serving as Interim CFO beginning in May 2025, and a progression of senior finance and accounting roles since joining the Company in 2019.

August 2025	—	ò	—
Alice Martins, who joined Sensata in 2021, was promoted to Executive Vice President and President of Industrials in August 2025, following her successful leadership of the Industrial Solutions business and earlier leadership roles within Sensata’s HVOR and Sensing Solutions organizations.

David K. Stott was appointed Executive Vice President, General Counsel in August 2025, following his service as Senior Vice President, General Counsel and earlier leadership of Sensata’s M&A legal function.

Sep 2025	—	ò	—
Patrick N. Hertzke joined Sensata in September 2025 as Executive Vice President, Chief Growth and Transformation Officer. With more than 20 years of mobility and industrial leadership experience, he brings deep expertise in electrification, strategic transformation, and future‑mobility innovation.

Nov 2025	—	ò	—
Nicolas Bardot joined Sensata in November 2025 as Executive Vice President, Chief Operations Officer, contributing more than two decades of global operations leadership in organizational design, supply chain, and productivity transformation.

Jan 2026	—	ò	—
Jackie Chen, who joined Sensata in January 2024, was promoted to Executive Vice President and President of Sensata China, effective January 2026. His promotion reflects organizational changes initiated during 2025 to support Sensata’s strategic focus in China and the broader Asia region.

Brian J. Wilkie, a long‑tenured Sensata engineering and business leader, assumed the role of Executive Vice President, Aerospace, Defense & Commercial Equipment, effective January 2026. This transition aligns his extensive experience in electrification, high‑power systems, and sensing technologies with the Company's expanded segment structure announced in 2025.

Markus Schwabe joined Sensata in January 2026 as Executive Vice President and President of Automotive. Markus brings more than 20 years of global automotive leadership experience to Sensata’s Automotive and Aftermarket businesses.

2026 PROXY STATEMENT - PAGE 5

2025 Compensation Highlights
As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, our named executive officers (each, an "NEO" and collectively, the "NEOs") are compensated in a manner consistent with our pay for performance compensation philosophy. Below are a few highlights of our 2025 NEO compensation program.

89% CEO Pay At-Risk	108% Payout Under Annual Incentive Bonus	75% NEO Pay At-Risk
55% Equity Awards are Performance-Based
75% Vesting of 2023 PRSUs
Compensation-Related Corporate Governance Best Practices

Robust stock ownership guidelines for executive officers and directors	Annual say-on-pay vote for shareholders	Clawback policy in the event of financial restatement, fraud, or material violation of Company policies

Pay for performance philosophy weighted towards variable at-risk performance-based compensation	Robust annual risk assessment of executive compensation programs, policies, and practices	Prohibition on hedging and pledging transactions for all employees and directors

Independent compensation consultant advises the Compensation Committee	Effective balance between differentiated short-term and long- term performance factors and incentives	100% independent Compensation Committee

2026 PROXY STATEMENT - PAGE 6

PROPOSAL 1: ELECTION OF DIRECTORS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the election or re-election of each nominee.
Acting upon the recommendation of the Nominating & Corporate Governance Committee, our Board has nominated the individuals identified herein for election as directors. Messrs. John Mirshekari and Stephen Sonnenberg have served on the Board since 2023 and 2021, respectively, and will complete their service at the conclusion of the 2026 Annual General Meeting, consistent with their decisions to not stand for re-election. Shareholders are being asked to elect a new director, Laurie Schupmann, to the Board this year. Ms. Schupmann has been nominated by the Board to join the Board effective June 10, 2026.

The Board has determined that the election of Ms. Schupmann is in the best interest of its shareholders. In making this determination, the Board considered Ms. Schupmann's professional experience, qualifications, skills and potential contributions relevant to the Company's business and strategic priorities.

The term of each director, if elected, expires at the next Annual General Meeting of shareholders. Each director will continue in office until the election and qualification of their successor or until their earlier death, removal, or resignation.

Consistent with the terms of our Articles of Association, the Board has set the size of the Board at eleven directors upon conclusion of the 2026 Annual General Meeting. If the nominees are approved by shareholders, the number of directors following the 2026 Annual General Meeting will be eleven. Accordingly, a proxy cannot be voted for more than eleven directors. Each of the eleven nominees for director will be elected by the vote of a majority of the votes cast with respect to that nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting with respect to a nominee. Unless a proxy contains instructions to the contrary, the proxy will be voted "FOR" the election of each nominee named on the following pages. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2026 Annual General Meeting" on page 85 of this proxy statement.
Sensata considers a range of attributes and criteria when identifying director nominees, including professional background, relevant expertise, reputation for integrity, business, financial and management experience, leadership capabilities, and diversity. In addition to the specific experience and qualifications described below, the Board believes that each nominee possesses strong leadership capabilities, a reputation for integrity, and the ability to work collaboratively to make positive contributions to the Board and management.
The following pages set forth biographical and other background information for each nominee for director, including each nominee’s principal occupation and a discussion of the specific experience, qualifications, attributes, and skills that led the Board to recommend the nominee for election. The year in which each nominee began serving as a director of Sensata is also provided. The Board is nominating the following eleven individuals to serve as directors. All information presented has been confirmed by each nominee for inclusion in this proxy statement. Each nominee has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unable to serve.

2026 PROXY STATEMENT - PAGE 7

IDENTIFYING AND EVALUATING DIRECTOR NOMINEES
Board Nomination Process
Consistent with the Governance Guidelines, the Nominating & Corporate Governance Committee (the “Governance Committee”) seeks members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Governance Committee oversees and manages the selection criteria and appointment procedures for our Board members. When a vacancy exists on the Board due to expansion of the size of the Board or the resignation or retirement of an existing director, the Governance Committee identifies and evaluates potential director nominees and recommends candidates to the Board. The primary goal is to assemble a Board that offers a variety of perspectives, backgrounds, knowledge, and skills derived from high-quality business and professional experience. The Governance Committee has sole authority to retain and terminate any search firm to be used to assist with identifying, evaluating, and screening candidates for the Board.
The Governance Committee also recommends annually the slate of director nominees for approval by the Board and the shareholders at the annual general meeting. Prior to its recommendation, the Governance Committee reviews each director’s skills, background, expertise, time demands, and contributions to the Board, to determine if each director is capable of supporting the Company’s present and future needs and should be re-nominated to serve on the Board.
In accordance with the U.K. Companies Act, the Governance Committee also considers shareholder recommendations of nominees (other than self-nominations) for election to the Board, and will include such nominees in our proxy statement provided that a complete description of the nominee's qualifications, experience, and background, together with a statement signed by each nominee in which he or she consents to serve as a director, accompanies the recommendation. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Company Secretary, 529 Pleasant Street, Attleboro, Massachusetts 02703.
Board Composition and Refreshment
The Board requires that directors retire at the age of 75. To address the ability of the Board to provide effective leadership, the Board follows a rigorous evaluation system to ensure that the Board remains viable as a governing body. The Governance Committee continuously monitors Board succession and the rotation of our directors and actively reviews the appropriate skills and characteristics required of our directors in the context of the current composition of the Board, our operating requirements, the long-term interests of our shareholders, and the impact of director rotation. Five of the eleven directors standing for election have joined the Board within the past five years. Following the election of our director nominees at the 2026 Annual Meeting, the Board will have eleven directors.
The Governance Committee and Board believe diversity of professional backgrounds, age, gender, and ethnicity enhance the Board's performance of its leadership and oversight functions. A variety of personal and professional backgrounds and experiences provide different viewpoints resulting in a wide-ranging critical review of our business, which we believe enhances, among other things, the Board’s oversight of our risk management processes and strategy. The Governance Committee and Board are committed to using our succession planning and refreshment process to maintain and advance the diversity of thought that exists in our Board.
Board Commitment
The Governance Committee and Board nominate only those candidates who they believe are capable of devoting the necessary time to discharge their duties, taking into account principal occupations, memberships and roles on other boards, attendance at Board and committee meetings, and other responsibilities. Directors must advise the Chair of the Governance Committee, Chairman of the Board, and the CEO prior to joining the board of another public company and must offer to resign from the Board or not accept the additional directorship if the Governance Committee determines the additional directorship constitutes a conflict of interest or interferes with such director's ability to carry out their responsibilities as a director of the Company. In addition, directors must advise the Chair of the Governance Committee of any change in primary employment. The Governance Committee continually assesses any changes in directors’ time commitments throughout the year and, through the annual evaluation process, determines whether all of the director nominees have the necessary time to devote to our Board and its committees.

2026 PROXY STATEMENT - PAGE 8

Board Criteria
The Governance Committee evaluates each candidate for election to the Board based on the candidate’s range of talent, skill, experience, and expertise, as well as the candidate’s integrity, business acumen, understanding of our industry and business, potential conflicts of interest, availability, independence of thought, and overall ability to represent the interests of our shareholders. Although the Governance Committee does not assign specific weights to any particular criteria, and no particular attribute is necessarily applicable to all prospective nominees, the Governance Committee believes it is important that our Board as a whole possesses certain characteristics including:
•knowledge of financial accounting, reporting, and internal controls;
•understanding of essential leadership qualities, ability to develop leadership potential in others and implement transformational change;
•familiarity with the trade of goods, services, technology, capital and/or knowledge across national borders and on a global scale;
•experience in sustainability matters, including management of sustainability risks and opportunities;
•understanding of the markets and industries we serve, including our products, technologies, customers, competitors and trends;
•experience with the identification, evaluation, and prioritization of risks and strategies to minimize, monitor, and control risk impact;
•familiarity with driving business transformation through M&A, strategic alliances, investments, and partnerships;
•ability to plan, take action and set goals to optimally deliver, launch, market and distribute existing and new business;
•experience in organizational management and strategy to improve business value through strategic workforce planning;
•knowledge of manufacturing of goods and the administration of business operation practices to create efficiency;
•experience in capital structuring, investment decisions, cash flow, accounting, financial statements and taxation; and
•attributes and business experience that enhances the overall representation of the Board in diverse perspectives that reflect the diversity of the Company's shareholders, employees, customers and communities.
While the Governance Committee considers these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for any individual nominee and considers the specific needs of the Board as a whole and the needs of the various Board committees when filling vacancies. See the director skills matrix on page 3 which outlines the knowledge, skills and experience of our director nominees.
Attendance at Board and Committee Meetings
Each of our current directors attended more than 75% of the aggregate number of meetings of the Board and committees of the Board on which the director served during 2025.

2026 PROXY STATEMENT - PAGE 9

DIRECTOR NOMINEES

JOHN P. ABSMEIER

Independent Director Joined Board: 2019 Age: 51 Committees: • Innovation & Technology (Chair)
Selected Experience:
Woven by Toyota, Inc.
•Chief Technology Officer (since 2022)
Lear Corporation
•Chief Technology Officer (2018 – 2022)
Samsung Electronics
•Vice President, Smart Machines (2015 – 2018)
Delphi Corporation, now Aptiv (1996 – 2015)
•Managing Director – Delphi Labs and Automated Driving (2012 – 2015)
•Business Director – Electronic Controls, Asia Pacific (2006 – 2012)
•Held several roles of increasing responsibility in the areas of safety, infotainment and electric vehicles
United States Marine Corps
•Meritoriously promoted and awarded multiple honors for outstanding performance

Skills and Qualifications:

•Significant industry knowledge, including detailed understanding of the autonomous, electric and connected vehicle markets with a vast network of relationships given deep knowledge and connectivity in the space
•Significant senior leadership, international business, M&A, software, manufacturing / operations , and strategy expertise gained over nearly 30 year career with leading technology companies

Education:

•Bachelor of Science in Mechanical Engineering, Purdue University
•Master of Science in Mechanical Engineering and Management of Technology, UC Berkeley

Other Board Activities:

Voltaiq, a private battery intelligence software provider
•Director (since 2022)
Woven by Toyota, Inc. the mobility technology subsidiary of Toyota Motor Corporation
•Director (since 2023)

DANIEL L. BLACK

Independent Director Joined Board: 2021 Age: 66 Committees: • Audit • Compensation • Finance
Selected Experience:

The Wicks Group, a private equity firm focused on technology-enabled investments
•Managing Partner (since 2005)
•Principal (2003 – 2005)
BNY Capital Markets
•Managing Director, and Co-Head of Merchant     Banking (1982 – 2003)

Skills and Qualifications:

•Demonstrated ability to lead digital transformation strategies
•Extensive senior management and leadership experience in capital markets and banking expertise, investing, financial and capital allocation skills, corporate governance, and executive management gained through 40 years of experience

Education:

•Bachelor of Arts in Government, Dartmouth College

Other Board Activities:

Advent Convertible Securities Fund, $850M closed-end fund
•Trustee and member of the Audit and Nominating & Governance Committees (since 2005)
Dartmouth College Board of Trustees
•Trustee Emeritus (since 2023), having previously served as Member (since 2019)
Harlem Lacrosse and Leadership, non-profit educational organization
•Executive Board Member (2014 – 2021)

2026 PROXY STATEMENT - PAGE 10

LORRAINE A. BOLSINGER

Independent Director Joined Board: 2020 Age: 66 Committees: • Compensation (Chair) • Nominating & Corporate Governance
Selected Experience:

General Electric (“GE”) (1980 – 2017)
•Vice President, Corporate Accelerated Leadership Program (2013 – 2017)
•President and Chief Executive Officer, Distributed Power Systems (2013 – 2016)
•President and Chief Executive Officer, Aviation Systems (2008 – 2012)
•Held various managerial and leadership roles, including becoming one of the youngest and first female Corporate Officers

Skills and Qualifications:

•Extensive senior executive leadership, operational, industry and technical experience gained over nearly 40 years with GE
•Experience developing worldwide strategic relationships with commercial, government and military partners
•Significant experience in environmental sustainability strategies, risk management, and executive talent development

Education:

•Bachelor of Science in Biomechanical Engineering, University of Pennsylvania

Other Board Activities:

Worchester Polytechnical Institute
•Trustee and Chair of the Audit and Risk Committee
Society of Women Engineers
•Member (currently)
Lake Sunapee Protective Association, an environment nonprofit
•Board Member (currently)

PHILLIP M. EYLER

Independent Director Joined Board: 2024 Age: 55 Committees: • Nominating & Corporate Governance • Innovation & Technology
Selected Experience:

Gentherm Incorporated
•President and Chief Executive Officer (2017 – 2024)

Harman International Industries, Inc. (subsidiary of Samsung Electronics Co.)
•President, Connected Car Division (2015 – 2017)
•SVP and GM, Global Automotive Audio (2011 –2015)

Skills and Qualifications:

•Extensive automotive industry experience including connected technologies for automotive, consumer and enterprise markets
•Broad experience in managing manufacturing operations
•International business strategy and human capital management expertise
•Significant experience in business strategy and human capital management expertise

Education:

•Bachelor of Science, Mechanical Engineering, Purdue University
•Master of Business Administration, Fuqua School of Business at Duke University

Other Board Activities:

Gentherm Incorporated
•Director (2017 – 2024)
Sleep Number Corporation
•Director (since 2022); Chairman (beginning May 2025)
Ouster, Inc.
•Director (since 2025)

2026 PROXY STATEMENT - PAGE 11

LAURIE SCHUPMANN

Independent Director Age: 63
Selected Experience:

PricewaterhouseCoopers (“PwC”)
•Global Client Partner (1995-2023)
•Managing Partner, Stamford, Connecticut (2009-2014)
•Global Accounting Committee (2008-2010)
•U.S. Innovation Network Leader (2007-2009)
•Held various leadership roles, including serving as New York Metro Technology Sector Assurance Leader, Partner, Staff Role to US Firm Leadership Team, and Assurance Partner, Amsterdam, The Netherlands

Skills and Qualifications:

•More than 35 years of accounting and finance experience advising large, multinational organizations, particularly in the industrial products and technology sectors
•Significant business strategy, risk management, governance and M&A experience gained over lengthy career with PwC
•Global financial expertise and strategic insight from PwC service in Amsterdam, Europe and Asia

Education:

•Bachelor of Science, Business with an Accounting concentration, Kelley School of Business Indiana University

Other Board Activities:

Genuine Parts Company
•Director (since 2025) and serves on the Audit Committee

CONSTANCE E. SKIDMORE

Independent Director Joined Board: 2017 Age: 74 Committees: • Audit (Chair) • Compensation • Nominating & Corporate Governance
Selected Experience:

PricewaterhouseCoopers (“PwC”)
•Partner and member of its governing board (1989 – 2009)
•Led various strategic initiatives, including serving as US Strategy Leader for PwC's 10-year strategy and driving the development and deployment of Tax Outsourcing business in India

Skills and Qualifications:

•More than 30 years of accounting and finance experience
•Significant business strategy, risk management, governance, sustainability, and M&A experience gained over lengthy career with PwC
•Corporate governance expertise gained through directorship roles in other public companies, including service on audit committees
•Advisor or director for serial acquirors in global technology, software and industrials resulting in consistent IRR outcomes well above market and peers

Education:

•Bachelor of Science in Psychology, Florida State University
•Master of Science in Taxation, Golden Gate University

Other Board Activities:

Comfort Systems USA
•Director (since 2012) and currently Chair of Compensation and Human Capital Committee and member of Audit Committee
Proterra, Inc.
•Director (2019 – 2024)
ShoreTel, Inc.
•Director (2014 – 2017)
Several private and nonprofit companies including the V Foundation for Cancer Research and Viz Kinect
•Board Member

2026 PROXY STATEMENT - PAGE 12

MARTHA N. SULLIVAN

Independent Director Joined Board: 2013 Age: 69 Committees: • Finance • Innovation & Technology

Selected Experience:

Sensata Technologies
•Interim Chief Executive Officer and President (April - December 2024)
•Chief Executive Officer (2013 – 2020)
•President (2007 – 2019)
•Chief Operating Officer (2006 – 2012)
Texas Instruments, previous owner of ST (1984 - 2006)
•Head, Sensor Products (1997 – 2006)
•Held various engineering and management positions including Automotive Marketing Manager, North American Automotive General Manager, and Automotive Sensors and Controls Global Business Unit Manager

Skills and Qualifications:

•Strategic leadership skills and wide-ranging management, financial, M&A, strategy, talent management, and operating experience gained through various executive positions over 35 years at Sensata and Texas Instruments
•Extensive knowledge of Sensata’s business, historical development, industry, technology, and important relationships with major customers

Education:

•Bachelor of Science, Mechanical Engineering, Michigan Technological University
•Honorary Doctorate, Philosophy, Michigan Technological University

Other Board Activities:

Avery Dennison Corporation
•Director (2013-2024)
Emerald JV Holdings L.P. ("Copeland")
•Board Chair (since 2023)
GS Acquisition Holdings Corp II
•Director (2020 – 2021)
Our Sisters’ School in New Bedford, MA, non-profit educational institute
•Co-Chair of the Board (currently)

ANDREW C. TEICH

Chairman (since 2019) Independent Director Joined Board: 2014 Age: 65 Committees: • Innovation & Technology • Nominating & Corporate Governance (Chair) • Finance
Selected Experience:

FLIR Systems
•President and Chief Executive Officer (2013 – 2017)
•President, Commercial Systems (2010 – 2013)
•President, Commercial Vision Systems (2006 – 2010)
•SVP, Sales and Marketing (2000 – 2006)
Inframetrics, Inc.
•VP Sales and Marketing (1984 – 1999 when acquired by FLIR)

Skills and Qualifications:

•Extensive senior executive leadership, international business, technology & product knowledge, business strategy, and human capital management gained in more than 30 years of experience at Inframetrics and FLIR
•Significant financial, capital markets, and M&A experience with over 25 completed acquisitions
•Named as Inventor on more than 50 patents

Education:

•Bachelor of Science in Marketing, Arizona State University
•Advanced Management Program, Harvard University

Other Board Activities:

Resideo Technologies
•Chairman (since 2024) and currently Chair of Innovation and Technology Committee and member of Compensation and Human Capital Management and Nominating & Governance Committees (since 2018)
FLIR Systems
•Director (2013 – 2017)
Juniper II Corp
•Director (2021 – 2023)

2026 PROXY STATEMENT - PAGE 13

JUGAL VIJAYVARGIYA

Independent Director Joined Board: 2023 Age: 58 Committees: • Audit • Compensation
Selected Experience:

Materion Corporation
•President and Chief Executive Officer (since 2017)
Delphi Automotive (1991 – 2017)
•Held positions of increasing responsibly in Europe and North America in product and manufacturing engineering, sales, product line management, acquisition integration, and general management, including leading the Electronics & Safety segment and serving as an officer and member of Delphi’s Executive Committee

Skills and Qualifications:

•Deep expertise in industrial technology including automotive and transportation sectors gained from nearly 30 year career in the sector
•Brings a direct perspective on the process of driving toward a more electrified world as well as significant strategic relationships in the automotive and transportation sectors

Education:

•Bachelor of Science and Masters of Science in Electrical Engineering, Ohio State University

Other Board Activities:

Materion Corporation
•Director (since 2017)

STEPHAN von SCHUCKMANN

Joined Board: 2025 Age: 51

Selected Experience:

Sensata Technologies
•Chief Executive Officer (since January 2025)
ZF Group
•Member of the Management Board of ZF Friedrickshafen AG, ZF's Electric Mobility, Procurement, and Asia Pacific Region (2021 - 2024)
•Executive Vice President and CEO, Powertrain Technology & Electric Mobility (2018 - 2021)
•Senior Vice President and Chief Financial Officer, Powertrain Technology (2015 - 2018)
•Vice President, Restructuring & Performance Improvement Program, Powertrain Technology (2015)
Robert Bosch Automotive
•Vice President, Business Unit Aftermarket, Small Series & Military (2012 - 2015)
•Managing Director & Plant Manager (2005 - 2011)

Skills and Qualifications:

•Robust industrial, commercial and financial background, which has uniquely prepared him to lead Sensata by capitalizing on opportunities and navigating the challenge of diverse industries
•Proven track record in driving business transformations on a global scale, most notably the transition from conventional to electric powertrains at ZF Group

Education:

•Undergraduate Study of Engineering, University of Paderborn, Germany
•Undergraduate Study of Economics, Ruprecht-Karls-University Heidelberg, Germany
•Master of Commerce in Accounting & Finance, Macquarie University Sydney, Australia

2026 PROXY STATEMENT - PAGE 14

STEPHEN M. ZIDE

Independent Director Joined Board: 2010 Age: 66 Committees: • Finance (Chair)
Selected Experience:

Bain Capital (1997 – 2017)
•Senior Advisor (2015 – 2017)
•Managing Director (2001 – 2015)
Pacific Equity Partners
•Managing Director (1998 – 2000)
Kirkland & Ellis LLP
•Partner and founding member of the New York office (1990 – 1995)

Skills and Qualifications:

•Extensive M&A, strategy evolution, international business strategy, capital markets and human capital management expertise gained from experience as a private equity professional and, formally, a legal adviser specializing in private equity and venture capital firms
•Broad experience on corporate governance issues backed by public company directorships

Education:

•Bachelor of Arts, University of Rochester
•Juris Doctorate, Boston University School of Law
•Master of Business Administration, Harvard Business School

Other Board Activities:

Trinseo S.A.
•Director (2010 – 2020)
HD Supply Holdings, Inc.
•Director (2007 – 2014)
Innophos Holdings, Inc.
•Director (2004 – 2013)

The nominees for election to the Board of Directors named above are hereby proposed for election or re-election by the shareholders.

2026 PROXY STATEMENT - PAGE 15

CORPORATE GOVERNANCE
Our Board conducts its business through meetings of the Board and five standing committees: Audit, Compensation, Nominating & Corporate Governance, Innovation & Technology, and Finance. In accordance with the New York Stock Exchange (“NYSE”) rules and the rules promulgated under each of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a majority of our Board consists of independent directors, and our Audit, Compensation, and Nominating & Corporate Governance Committees are fully independent.
Each director owes a duty to the Company to properly perform the duties assigned to him or her and to act in the best interest of the Company. Under English law, this requires each director to act in a way he or she considers, in good faith, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, and in doing so have regard (among other matters) for the likely consequences of any decision in the long-term, the interests of the Company’s employees, the Company’s business relationships with suppliers, customers and others, the impact of the Company’s operations on the community and the environment and the need to act fairly amongst shareholders. The Company’s directors are expected to be appointed for one year and may be re-elected at the next Annual Meeting.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
We have adopted Corporate Governance Guidelines that specify, among other things, the responsibilities, expectations, and operations of the Board, as well as general qualification criteria for directors. Our Corporate Governance Guidelines are available on the investor relations page of our website at investors.sensata.com under Governance. In addition, free copies of the guidelines may be obtained by shareholders upon request by contacting our Company Secretary at companysecretary@sensata.com. The Corporate Governance Guidelines are reviewed by the Nominating & Corporate Governance Committee and changes are recommended to the Board for approval as appropriate.
We have adopted a Code of Conduct governing the conduct of our Board and personnel, including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions. Copies of our Code of Conduct are available on the investor relations page of our website at investors.sensata.com under Governance. In addition, free copies may be obtained by shareholders upon request by contacting our Company Secretary at companysecretary@sensata.com.
In the event that an amendment is made to our Code of Conduct, we will disclose the nature of any such amendment on our website within four business days following the date of the amendment. In the event that we grant a waiver, including an implicit waiver, from a provision of our Code of Conduct to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, we will disclose the nature of any such waiver, including the name of the person to whom the waiver is granted and the date of such waiver, on our website at investors.sensata.com within four business days following the date of the waiver.
Director Independence
Under the NYSE rules and our Corporate Governance Guidelines, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Heightened independence standards apply to members of the Audit and Compensation Committees.
The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board is also responsible for determining affirmatively, as to each independent director, that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.
The Board undertook its annual review of director independence in January 2026 and affirmatively determined that (1) there are no familial relationships between any of our executive officers or directors, and (2) each of the director nominees, with the exception of Mr. von Schuckmann, qualify as independent under Section 303A.02 of the NYSE listing rules and under our Corporate Governance Guidelines for purposes of board service. Throughout this proxy statement, we refer to these directors as our "non-management", "non-executive", or "independent directors". In determining the independence of each director or director nominee, the Board considered and deemed immaterial to such individual’s independence any transactions involving the purchase or sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our directors, director nominees or their immediate family members were officers, employees or directors in each of the most recent three completed fiscal years. In each case, the amount paid to or received from these companies or organizations was

2026 PROXY STATEMENT - PAGE 16

below the greater of $1 million or two percent (2%) of such companies or organizations total revenue. In addition, the Board affirmatively determined that the Audit Committee, the Compensation Committee, and the Nominating & Corporate Governance Committee members are fully independent under the SEC and NYSE independence standards specifically applicable to such committees.
The Board found that Mr. von Schuckmann is not independent because of his current employment relationship with the Company as Chief Executive Officer.
Board and Committee Evaluation Process
The Board is committed to continuously evaluating the Company’s strategic priorities and ensuring that the Board is acting to effectively guide and advance those priorities. As part of this process, the Board conducts a self-assessment each year, which includes the completion of a detailed survey by each director covering a broad variety of topics, including the Company’s strategic priorities; the Board’s role in progressing those priorities; Board succession planning, including an evaluation of the overall mix of the current directors’ skills and the identification of desirable skills and attributes for potential director nominees; and an evaluation of the performance of the Board and its committees. Mr. Teich, as the Chairman, reviews a summary of the results of these surveys and meets one-on-one with each director to collect additional feedback. He then prepares a collective summary of all feedback for presentation to the full Board, focusing on areas in which strategic needs are identified or the performance of the Board or its committees could be improved.
Compensation Committee Interlocks and Insider Participation
No current member of the Compensation Committee and no member who served on the Compensation Committee during fiscal year 2025 is or has been an officer or employee of the Company, and none of our executive officers currently serves or served during fiscal year 2025 on the board of directors or compensation committee of an entity that has one or more executive officers serving on our Board or Compensation Committee. There are, and during fiscal year 2025 there were, no interlocking relationships between any of our executive officers and members of our Compensation Committee, on the one hand, and the executive officers and compensation committee members of any other company, on the other hand.
Shareholder Communications with the Board of Directors
Shareholders and other interested parties can communicate directly with the Board by sending a written communication addressed to the Board or to any member individually in care of the offices of our U.S. operating subsidiary, Sensata Technologies, Inc., at 529 Pleasant Street, Attleboro, Massachusetts 02703 or by sending an e-mail to companysecretary@sensata.com. Shareholders and other interested parties wishing to communicate with Mr. Teich, as Chairman, or with the independent directors as a group may do so by sending a written communication addressed to Mr. Teich, in care of Sensata at the above address. Any communication addressed to a director that is received at Sensata’s principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Sensata will forward all communications received from its shareholders or other interested parties that are addressed simply to the Board, to the Chairman or to the Chair of the committee of the Board whose purpose and function is most closely related to the subject matter of the communication. All such communications are promptly reviewed before being forwarded to the addressee. Sensata generally will not forward to directors a shareholder communication that it determines to be primarily commercial in nature, relates to an improper or irrelevant topic or requests general information about the Company. Examples of inappropriate communication include business solicitations, advertising, and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints, or suggestions), or raises grievances that are personal in nature.

2026 PROXY STATEMENT - PAGE 17

Board's Role in Risk Oversight
Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, cybersecurity risks and others. Management is responsible for the day-to-day management of risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed.
Our entire Board and each committee of the Board, is actively involved in overseeing risk management. The Board receives presentations from senior management on strategic matters involving our operations. The Board regularly dedicates a portion of its meeting agenda to discuss the strategy of the Company, including the corresponding risks. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board related to risk management and other matters.
While the Board is ultimately responsible for our risk oversight, its committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The role of each committee in connection with risk oversight is provided in this proxy statement in the section captioned "Board Meetings, Committees of the Board and Board Leadership Structure". A summary of the current allocation of general risk oversight functions among management, the Board, and Board committees is as follows:

Board of Directors
Oversight of overall risk, with an emphasis on strategic risk
ò	ò	ò	ò	ò

Audit Committee	Compensation Committee	Finance Committee	Innovation & Technology Committee	Nominating & Corporate Governance Committee
Oversees the Company’s compliance and cybersecurity programs and risks associated with financial reporting.	Periodic review of the adequacy of compensation practices and plans for the officers and other employees, taking into account any risks that may be associated with such compensation practices and plans.	Oversees strategic investments (including mergers, acquisitions, and divestitures), debt or equity financings, credit arrangements, and investments and related risks.	Reviews initiatives and monitors progress toward risks that relate to technology development.	Oversees the Company’s enterprise risk management program and considers general governance risks.
ò

Management
Identification, assessment, and management of risk
All committees report to the Board as appropriate, including when a matter rises to the level of a material or enterprise level risk. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.

2026 PROXY STATEMENT - PAGE 18

Board's Role in Corporate Sustainability
At Sensata, our purpose is to help our customers and partners deliver a safer, cleaner, more electrified, and connected world. This purpose guides our actions, from how we treat our people, to what business decisions we make and everything in between. With corporate sustainability as a cornerstone of our purpose, we can generate long-term shared value for our stakeholders.
The Board of Directors oversees our corporate sustainability strategy, initiatives, and goals and monitors the management of sustainability risks and opportunities, including those related to climate matters. The Board considers oversight and effective management of sustainability issues and their related risks and opportunities as crucial to the Company’s ability to execute its strategy and achieve long-term sustainable growth. The Board receives quarterly updates on sustainability topics from the management team, which include progress against the Company's sustainability-related goals. The Board delegates specific sustainability matters to its committees:

Board of Directors
Oversight of corporate sustainability strategy, initiatives and goals and monitors sustainability risks and opportunities
ò	ò	ò

Audit Committee	Innovation & Technology Committee	Nominating and Corporate Governance Committee
Oversees the non-financial disclosures in our Annual Report and financial filings, which includes climate-related disclosures.	Oversees our growth and product development of the Electrification business, which is our primary climate risk and opportunity.	Oversees the development of and progress against our sustainability strategy and reviews sustainability-related risks and opportunities.
ò

Sustainability & Belonging Committee	Sustainability Team
Decision-making to support Sensata's sustainability strategy	Develops and executes sustainability strategy, initiatives and goals
Our strategy on sustainability issues is governed by the Sustainability & Belonging Committee, which convened three times in 2025 and is co-chaired by the General Counsel and Chief Human Resources Officer. The Committee plays an important decision-making role to support Sensata’s sustainability strategy, with membership including senior leaders from across the organization who are responsible for the execution of the sustainability strategy within their respective business areas. Our sustainability efforts are led by our General Counsel who, with the Sustainability Team, collaborates with functional leaders across the Company to develop and execute our sustainability strategy, initiatives, and goals.
Our employees are responsible for upholding our purpose by embodying our values in all aspects of their daily work. Our corporate values are the essence of our identity and the foundation upon which our culture is built. We are committed to encouraging and supporting a culture of belonging. By harnessing our talented and diverse workforce we gain a key competitive advantage. At Sensata, inclusive cultures and diverse perspectives drive success and allow us to fulfill our global customers’ needs as we successfully produce high-quality products and services for the world. We recognize that as we continue to expand our global footprint, diversity, transparency, and accountability in all aspects will be essential to our continued success.
We have adopted policies that bolster the Company’s commitment to a strong sustainability framework and promote corporate sustainability in the operation of our business. More information about these efforts and our related policies is available at www.sensata.com/sustainability.

2026 PROXY STATEMENT - PAGE 19

BOARD MEETINGS, COMMITTEES OF THE BOARD AND BOARD LEADERSHIP STRUCTURE
Attendance at Board and Committee Meetings
During our fiscal year ended December 31, 2025 ("fiscal year 2025"), the Board held eight meetings. Each current director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during 2025. We have no policy regarding director attendance at the annual general meeting of shareholders. Last year, 5 directors attended the annual meeting.
Executive Sessions
In accordance with our Corporate Governance Guidelines, our non-management directors meet in executive sessions on a periodic basis without management. The presiding director for purposes of leading these meetings is either Mr. Teich, when these executive sessions take place in connection with Board meetings, or the chair of the standing committee, when these executive sessions take place in connection with standing committee meetings.
Board Leadership Structure
Since 2012, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Andrew C. Teich, an independent director, began serving as our non-executive Chairman of the Board in July 2019. As non-executive Chairman, Mr. Teich approves the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure for the Company at this time.
Board Committees
During 2025, we had five committees of the Board: the Audit, Compensation, Finance, Innovation & Technology and Nominating & Corporate Governance Committees. The following table provides the membership information for each committee of the Board as of April 29, 2026:

Name	Audit	Compensation	Finance	Innovation & Technology	Nominating & Corporate Governance
John P. Absmeier				C
Daniel L. Black	●	●	●
Lorraine A. Bolsinger		C			●
Phillip M. Eyler				●	●
John Mirshekari(1)			●	●
Constance E. Skidmore	C	●			●
Steven A. Sonnenberg(1)	●			●
Martha N. Sullivan			●	●
Andrew C. Teich			●	●	C
Jugal Vijayvargiya	●	●
Stephan von Schuckmann
Stephen M. Zide			C
C Committee Chair ● Committee Member
(1) Messrs. Mirshekari and Sonnenberg are not standing for re-election to the Board at the 2026 Annual Meeting.

Below is a description of each of the Audit, Compensation, Finance, Innovation & Technology and Nominating & Corporate Governance Committees of the Board and information regarding committee meetings held in fiscal year 2025. The charter for each of our committees is available on the investor relations page of our website at investors.sensata.com under Governance. You may contact the Company Secretary companysecretary@sensata.com to obtain a printed copy of these documents free of charge.

2026 PROXY STATEMENT - PAGE 20

Audit Committee
Members:
Constance E. Skidmore (C)
Daniel L. Black
Steven A. Sonnenberg
Jugal Vijayvargiya

Independence:

All members independent

Financial Expertise:

All meet NYSE financial literacy requirements; Ms. Skidmore and Messrs. Black and Sonnenberg qualify as financial experts

Meetings in Fiscal Year 2025:

Nine

Key Responsibilities:

External Auditor. Appoints our external auditor, subject to shareholder vote as may be required under English law, oversees the external auditor's qualifications, independence and performance, discusses relevant matters with the external auditor, and preapproves audit and permitted non-audit services to be provided by the external auditor and related fees.
Financial Reporting. Supervises and monitors our financial reporting and reviews with management and the external auditor the Company's annual and quarterly financial statements.
Internal Controls, Financial Risk Disclosure Review and Cybersecurity & Compliance Program Oversight. Oversees our system of internal controls, reviews SEC risk disclosures, oversees cybersecurity and other information technology risks, and oversees our legal, regulatory and ethics compliance programs.
Company Policies. Periodically reviews the Company’s Code of Business Conduct and Ethics, Delegation of Authority Policy, Insider Trading Policy, Anti-Corruption and Anti-Bribery Policy and similar Company policies.
Related Person Transactions. Reviews and approves transactions between the Company Directors and executive officers and their respective affiliates under the Company’s Related Person Transaction Approval Policy.

Compensation Committee
Members: Lorraine A. Bolsinger (C) Daniel L. Black Constance E. Skidmore Jugal Vijayvargiya Independence: All members independent Meetings in Fiscal Year 2025: Four
Key Responsibilities:

Human Capital & Talent Management. Oversees the Company’s culture and human capital management including talent management and succession planning for executive management.
Executive Compensation, Reviews, evaluates and sets compensation, and related performance goals and objectives, for our senior executive officers.
Incentive and Equity-Based Compensation Plans. Reviews, approves, and makes recommendations to our Board with respect to our incentive and equity-based compensation plans and equity-based awards.
Compensation-Related Disclosures. Oversees compliance with our compensation-related disclosure obligations under applicable laws.
Director Compensation. Makes recommendations to the Board with respect to compensation of non-executive members of the Board in the framework permitted by the general compensation policy approved by shareholders.
Claw-Back Policy. Reviews and administers the Company's Claw-Back Policy.

2026 PROXY STATEMENT - PAGE 21

Finance Committee
Members: Stephen M. Zide (C) Daniel L. Black John Mirshekari Martha N. Sullivan Andrew C. Teich Independence: All members independent Meetings in Fiscal Year 2025: One
Key Responsibilities:

Potential Transactions. Reviews potential transactions, including strategic investments, mergers, acquisitions, and divestitures, oversees debt or equity financings, credit arrangements, and investments.
Capital Structure and Deployment. Oversees policies governing capital structure, including dividends and share repurchase programs.
Other Financial Strategies. Evaluates ongoing financial strategies.

Innovation & Technology Committee
Members: John P. Absmeier (C) Phillip M. Eyler John Mirshekari Steven A. Sonnenberg Martha N. Sullivan Andrew C. Teich Independence: All members independent Meetings in Fiscal Year 2025: Four
Key Responsibilities:

Innovation & Technology Strategy and Initiatives. Reviews the Company’s technology and innovation strategy, including related investment priorities and enterprise efficiency initiatives and programs for new product development, technology innovation, manufacturing processes, and strategic technology partnerships, and assesses alignment of innovation and technology initiatives with the Company’s long term strategy and growth objectives.
New Technology and AI Oversight. Monitors the Company’s technology competitiveness and emerging or potentially disruptive technology trends that could materially impact the business and oversees the Company’s artificial intelligence strategy, including regulatory developments, ethical considerations and impacts on operations and risk management.

Nominating & Corporate Governance Committee
Members: Andrew C. Teich (C) Lorraine A. Bolsinger Phillip M. Eyler Constance E. Skidmore Independence: All members independent Meetings in Fiscal Year 2025: Four
Key Responsibilities:

Board and Committee Evaluation. Oversees the annual Board & Committee self-evaluation process.
Skills & Independence. Supervises the annual review of director skills, characteristics and Board independence.
Director Nomination, Composition, and Succession Planning. Makes recommendations to the Board regarding director selection criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding director appointments. Assesses Board composition, director tenure and succession time lines.
Board Composition & Committee Membership. Periodically reviews the scope and composition of our Board and its committees and makes recommendations to the Board with respect to committee assignments and rotation.
Corporate Governance. Advises the Board on corporate governance matters pursuant to the Company’s governance guidelines.
Risk Oversight. Oversees risk assessment and the Company’s enterprise risk management process.
Sustainability. Oversees the Company’s Sustainability program and initiatives.
Other Matters. Oversees conflicts, director education, Board & Committee attendance and annual review of Committee Charters.

2026 PROXY STATEMENT - PAGE 22

DIRECTOR COMPENSATION
The Compensation Committee reviews non-executive director compensation on a bi-annual basis in accordance with the Directors' Compensation Policy approved by shareholders. Under U.K. law, we must obtain shareholder approval for any material change to our Director Compensation Policy. Shareholders last approved the Directors’ Compensation Policy in 2025. The compensation structure for non-executive directors currently includes:
Annual Cash Retainer
Non-executive directors receive an annual cash retainer of $100,000 (the "Annual Cash Retainer"). The Chairman of the Board receives an incremental annual retainer of $140,000 cash.
Annual Equity Retainer
We grant an annual equity retainer in the form of RSUs to our non-executive directors in order to better align their incentives with the goal of increasing value for our shareholders. Upon re-election, each non-executive director receives a RSU award equity retainer. In July 2025, the Board increased the amount of the annual equity retainer value from $175,000 to $190,000 in market value. This award is calculated by dividing the annual equity award market value by the share price on the date of grant, which amount is then rounded up to the fullest share. The RSUs vest 100% on the date of the annual shareholders meeting in the year following the date of grant. In accordance with the policy described above, on June 10, 2025, the Board granted 6,178 RSUs under the 2021 Equity Incentive Plan to each of our non-executive directors elected at our 2026 Annual General Meeting. Any non-executive director who is elected or appointed to the Board not in connection with an Annual General Meeting is granted an initial RSU award as set forth above, pro-rated to reflect the actual time served on the Board for period of service until the next scheduled Annual General Meeting of Shareholders.
Annual Committee Member Fees
Audit Committee members receive a fee of $10,000, Compensation Committee members receive a fee of $9,000, Nominating & Corporate Governance members receive a fee of $7,500, and Finance Committee and Innovation & Technology Committee members receive a fee of $5,000.
Annual Committee Chair Fees
Committee chairs receive an additional retainer fee over annual committee member fees. The Audit Committee chair's fee is $26,000, the Compensation Committee chair's fee is $21,000, the Nominating & Corporate Governance chair's fee is $16,000, and the Finance Committee and Innovation & Technology Committee chairs' fees are $12,500.
Special CEO Transition Fees
Messrs. Eyler, Mirshekari, and Teich each received a cash fee of $18,000 for their involvement in the "CEO Search Committee". This Committee's responsibility was to oversee the search, evaluation, and recommendation of a new Chief Executive Officer. Ms. Sullivan received a monthly stipend of $20,000 for her role in transitioning and on-boarding Mr. von Schuckmann. This stipend was paid monthly for a total of six months, totaling $120,000 of fees.
Other Fees
Non-executive directors received a fee for attendance at meetings held in the United Kingdom of $5,000. All directors are also reimbursed for U.K. tax advisory and preparation fees and reasonable out-of-pocket expenses incurred in connection with their service.

2026 PROXY STATEMENT - PAGE 23

2025 Non-Executive Director Compensation
The table below sets forth the total compensation paid to our non-executive directors in fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John Absmeier	$117,500	$175,000	$292,500
Daniel Black	$129,000	$175,000	$304,000
Lorraine Bolsinger	$133,500	$175,000	$308,500
John Mirshekari	$133,000	$175,000	$308,000
Constance Skidmore	$147,500	$175,000	$322,500
Steven Sonnenberg	$120,000	$175,000	$295,000
Martha Sullivan	$234,167	$175,000	$409,167
Andrew Teich	$289,000	$175,000	$464,000
Jugal Vijayvargiya	$124,000	$175,000	$299,000
Stephen Zide	$117,500	$175,000	$292,500
Phillip Eyler	$135,500	$175,000	$310,500

(1)    Represents the grant-date fair value calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Compensation Awards", to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2025 for the method of calculation and assumptions used.

Stock Ownership Policy
Non-executive directors are required to hold five times the Annual Cash Retainer in share value, currently a $500,000 holding requirement. This policy ensures that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. Directors have until five years from joining the Board to reach this ownership requirement.
As of December 31, 2025, all non-executive directors met the non-executive director ownership requirement, with the exception of Messrs. Vijayvargiya, Mirshekari, and Eyler who have until June 22, 2028, February 19, 2029, and July 1, 2029, respectively, to meet the requirement.

2026 PROXY STATEMENT - PAGE 24

PROPOSAL 2: ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the approval, on an advisory basis, of the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The Board of Directors believes that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of shareholders. You are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on our executive compensation, including our philosophy and objectives, and the 2025 compensation of our Named Executive Officers ("NEOs").
Pursuant to provisions of Section 14A of the Securities and Exchange Act of 1934, as amended, that were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), and as a matter of good corporate governance, we are providing our shareholders with an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables, and accompanying narrative disclosures). This advisory vote is commonly referred to as a "say-on-pay" vote. This proposal gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program through the following resolution:
"RESOLVED, that, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on June 9, 2026, pursuant to Item 402 of Regulation S-K (including the compensation, discussion and analysis, compensation tables, and accompanying narrative disclosures) be, and it hereby is, approved."
The above “say-on-pay” vote is being provided pursuant to SEC regulations. While this vote does not bind the Board to any particular action, the Board values the input of the shareholders, and will take into account the outcome of this vote in considering future compensation arrangements. We include this shareholder advisory vote annually, and we expect that the next such vote will occur at the 2027 Annual General Meeting of Shareholders.

2026 PROXY STATEMENT - PAGE 25

EXECUTIVE OFFICERS
Set forth below is the name, age, and biographical information of each of our current executive officers, other than Mr. von Schuckmann, our Chief Executive Officer, whose information is presented under "Proposal 1: Election of Directors.".

Nicolas Bardot, Executive Vice President, Chief Operations Officer	Age 54
Mr. Bardot joined Sensata in November 2025 as Executive Vice President, Chief Operations Officer, bringing more than 20 years of operations leadership experience. Prior to joining Sensata, he served as the Division Operations Officer at ZF Commercial Vehicle Solutions in Switzerland, where he led the design of the organization’s structure, operating model and processes. Prior to that, Mr. Bardot held leadership roles at WABCO in Belgium, including Chief Supply Chain Officer and Vice President of Sourcing and Purchasing. His accomplishments include leading several organizational transformations, establishing clear career paths for teams and applying innovative technologies to achieve measurable productivity and quality gains. He began his career at Valeo, leading initiatives for Purchasing, Finance and Group Commodities worldwide. A global leader, he has managed teams across multiple geographies and speaks three languages. He is a graduate of the Management Program at INSEAD, CEDEP, has a Master of Business Administration in Purchasing from ESSEC Business School; and a B.A. in International Affairs from ESLSCA University.
Lynne J. Caljouw, Executive Vice President, Chief Human Resources Officer	Age 52
Ms. Caljouw currently leads the Human Resources function and was named Executive Vice President, Chief Human Resources Officer in April 2025 after previously serving as Executive Vice President and Chief Administrative Officer beginning in January 2023. Prior to that, she served as Senior Vice President, Human Resources since June 2020. She joined Sensata in October 2014 as a Senior Director, Human Resources supporting the Sensors business and was promoted in 2016 to the role of Vice President, Human Resources supporting the Automotive, CTO, HVOR & Control Solutions businesses. In late 2016, her role expanded to include ownership of Talent Acquisition, and in 2017 she added Talent Management and HR Services to her responsibilities, bringing oversight to the end-to-end employee experience. In 2018, Ms. Caljouw added HR leadership of the Finance, HR, IT, and Legal teams to her responsibilities, and in late 2019, she started leading the Compensation, Benefits and HRIS teams. Before joining Sensata, Ms. Caljouw served in various HR leadership roles at Sears Holdings Corporation and The Gillette Company. She has a B.A. in Psychology from Dickinson College, a Master of Science in College Student Development and Counseling from Northeastern University and a Master of Business Administration in Global Management from the University of Phoenix.
Jackie Chen, Executive Vice President, President of Sensata China	Age 54
Jackie Chen was named Executive Vice President, President of Sensata China, effective January 2026. Jackie joined Sensata in January 2024 as Vice President & General Manager, China Automotive. Previously, he was at Luminar Technologies, where he was the head of Luminar China and Harman International where he was President, China. Mr. Chen held numerous executive leadership roles at Schaeffler Group in Asia Pacific and Greater China, including President, Automotive OEM and Automotive Aftermarket, Chief Technology Officer; and Executive Management Board Member of Asia Pacific and Greater China. He began his career at the Research Center of United Technologies and its Carrier Corporation Business Unit in engineering and senior engineering management roles. Mr. Chen holds a Ph.D. in Mechanical Engineering from Purdue University. He has a Bachelor of Science and Master of Science in HVAC&R from BICEA and Tsinghua University, China.

2026 PROXY STATEMENT - PAGE 26

Patrick Hertzke, Executive Vice President, Chief Growth and Transformation Officer	Age 43
Mr. Hertzke joined Sensata in September 2025 as Executive Vice President, Chief Growth and Transformation Officer, bringing more than 20 years of automotive and industrial leadership experience. An expert in his field, he has developed leading research and insights on the future of mobility and the automotive industry with over 20 reports published. Prior to joining Sensata, he served as a Partner at McKinsey & Company, leading the Automotive Practice in the UK, Ireland, and Israel with previous experience in Detroit, Michigan. During his 13+ years at McKinsey, he was co-leader of the EV Service Line globally, part of the McKinsey Center for Future Mobility, leading projects related to corporate and go-to-market strategy, operational cost, major enterprise transformations, new venture business builds and AI/technology strategy. He began his career at DaimlerChrysler/Chrysler Corporation, leading initiatives in engineering, manufacturing, strategy, marketing, and program management. Mr. Hertzke has a Master of Business Administration and a Master of Science in Mechanical Engineering from the University of Michigan, Ann Arbor. He holds a B.S. in Mechanical Engineering from the University of Notre Dame.
Andrew Lynch, Executive Vice President, Chief Financial Officer	Age 38

Andrew Lynch was appointed Executive Vice President, Chief Financial Officer, effective July 2025 after serving as Interim Chief Financial Officer beginning in May 2025. Prior to his appointment to Chief Financial Officer, he served as Vice President, Finance for the Performance Sensing Segment since 2023 and led Sensata’s investor relations function since 2024. Previously, he was Vice President, Finance, for the Sensing Solutions Segment from 2021 to 2023. Mr. Lynch joined Sensata in 2009 and has held several roles of increasing responsibility in various finance and accounting capacities. In 2011, he was promoted to Corporate Accounting Manager; in 2014 he was promoted to Integration Controller; in 2016 he was promoted to Finance Director for the HVOR business, and later assumed additional responsibility for the Aerospace business. In 2019, he relocated to Europe and was appointed regional CFO for Europe, where he was responsible for all finance and accounting matters across the region. Mr. Lynch holds a B.S. in Corporate Finance and Accounting from Bentley University.

Alice Martins, Executive Vice President and President of Industrials	Age 44
Ms. Martins was appointed Executive Vice President and President of Industrials in August 2025 after previously serving as Vice President / General Manager for Sensata’s Industrial Solutions Business effective September 2022. Ms. Martins is a dynamic leader with a global perspective and more than 20 years of experience in strategic consulting, sales, and engineering roles. Since joining Sensata in 2021, she served as Senior Director of Product and Project Management for the company’s Heavy Vehicle and Off-Road Business, as well as the Senior Director of Strategic Planning and Business Operations for the Sensing Solutions Business. Prior to joining Sensata, Ms. Martins served in a variety of roles with Emerson Automation Solutions, with responsibilities spanning sales, strategy, marketing, and operations across multiple regions and countries, and worked as a Regional Sales Director for Groupon. She holds a MBA from Cornell University.

2026 PROXY STATEMENT - PAGE 27

Markus Schwabe, Executive Vice President and President of Automotive	Age 51

Mr. Schwabe joined Sensata in January 2026 as Executive Vice President and President of Automotive. He brings more than 20 years of global automotive leadership experience to Sensata, most recently serving as Senior Vice President, Divisional Head of Business and Chairman & Speaker of the Divisional Executive Committee for Electrified Powertrain Technology at ZF Friedrichshafen AG in Germany. Mr. Schwabe led the transformation for next generation mobility in automotive solutions, overseeing a division with more than 30,000 employees across 25 production sites in 10 countries driving growth and profitability across regions. A global leader, he is fluent in German, English and Spanish. Mr. Schwab previously served as Senior Vice President of both the Product Line Electrified Powertrain Systems Division and the Automatic Transmissions Division of ZF. His accomplishments included building successful new product lines, strategic partnerships for next generation technology, refining the make-and-buy process to achieve measurable business results and enlarging the customer portfolio with COEMs. He also held leadership roles as the Head of ZF’s Materials Management, Program Purchasing Powertrain Technology and Technical Purchasing Commercial businesses, responsible for key customer engagement, purchasing, supply chain and supplier development. He hold an industrial engineering degree from Fachhochschule Albstadt – Sigmaringen and the University of East London, completing his thesis at Alstom in Zurich.

David K. Stott, Executive Vice President, General Counsel	Age 43
Mr. Stott was appointed Executive Vice President, General Counsel in August 2025 after serving as Senior Vice President, General Counsel since August 2023. From October 2022 to August 2023, Mr. Stott was Vice President, General Counsel. Prior to this position, Mr. Stott served as Assistant General Counsel, M&A, supporting Sensata’s growth and megatrend initiatives beginning in December 2020. Mr. Stott began his legal career by clerking for the Honorable Barbara S. Jones, U.S. Federal District Court for the Southern District of New York. He then practiced law with Cravath, Swaine & Moore in New York City and London and with Latham & Watkins in Houston. Mr. Stott brings a wealth of global transactional experience, with over $30 billion in acquisitions and divestitures in over 20 countries and more than 45 debt and equity offerings. He spent several years as in-house counsel in the energy industry where he gained further wide-ranging corporate, compliance and international experience before joining Sensata in December 2020. Mr. Stott holds a B.A. in Political Science from Brigham Young University and a J.D., magna cum laude, from the BYU Law School. He also is a frequent speaker at legal and compliance conferences.
Brian J. Wilkie, Executive Vice President and President of Aerospace, Defense and Commercial Equipment	Age 50
Mr. Wilkie was named Executive Vice President and President of Aerospace, Defense and Commercial Equipment, effective January 2026. He previously served as Executive Vice President, Performance Sensing, Vehicle Business Unit and Executive Vice President, Sensing Solutions & Insights in 2024 and as Senior Vice President, Sensing Solutions beginning in 2023. He joined Sensata in January 1998 as a Design Engineer and assumed several roles of increasing responsibility across Engineering: In 2005, Mr. Wilkie was promoted to Engineering Manager; in 2011, he was promoted to Engineering Director; in 2014, he was promoted to Director, Global Design Engineering; and in 2016, he was promoted to Senior Director, Global Design Engineering and Product Management. Mr. Wilkie led global Design Centers of Excellence for two of our major product families, APT and MSG, and holds two patents in Occupant weight sensing and MSG. In 2019, he leveraged his engineering excellence and took on a new role, Senior Director, M&A Integration, overseeing the successful integration of GIGAVAC, Sensata's high-power relay and power contactors business. In 2020, he took over leadership of Sensata's HVOR business as Group Vice President, and in 2022 moved to lead Sensata's Clean Energy and Insights businesses. He spearheaded the Group's transformation to Electrification and delivered strong commercial success. Mr. Wilkie holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute (WPI).

2026 PROXY STATEMENT - PAGE 28

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis ("CD&A") section provides an overview of our executive compensation philosophy and how and why the Compensation Committee arrives at specific compensation decisions and policies. This CD&A section describes the material elements of our compensation program for the executive officers listed in the Summary Compensation Table (each, a “Named Executive Officer” and collectively, the "Named Executive Officers" or "NEOs"). Below are the names and principal positions of our NEOs for fiscal year 2025.

Named Executive Officers
Stephan von Schuckmann	Chief Executive Officer ("CEO")
Andrew C. Lynch	Executive Vice President, Chief Financial Officer ("CFO")
Brian K. Roberts(1)	Former Executive Vice President, CFO
Lynne J. Caljouw	Executive Vice President, Chief Human Resources Officer
Patrick N. Hertzke	Executive Vice President, Chief Growth and Transformation Officer
George Verras(2)	Executive Vice President, Chief Technology Officer
(1) Mr. Roberts departed the Company effective May 31, 2025.
(2) Mr. Verras departed the Company effective December 31, 2025.

Our CD&A is organized as follows:

2026 PROXY STATEMENT - PAGE 29

Executive Summary
Business Vision and Strategy
Sensata is a leading industrial technology company that develops, manufactures, and sells sensors and sensor-rich solutions, electrical protection components and systems, and other products that enable safer, more efficient, and more sustainable operations across a wide-range of applications. Our tailored solutions help customers meet increasingly complex engineering and performance demands of thousands of consumer and industrial products. Our strategy focuses on specific business priorities that direct our commitment to progress while allowing us to adapt to the evolving needs of our customers. We believe our long-term success depends on improving operational performance, optimizing capital allocation, and returning to growth.
Business Performance
In 2025, Sensata Technologies delivered strong financial and operational results that reflected continued execution against the Company’s strategic transformation priorities. These results positively influenced outcomes under the Company’s performance‑based incentive programs, which emphasize Adjusted Operating Income, Adjusted Free Cash Flow, Relative Total Shareholder Return ("rTSR"), and Return on Invested Capital ("ROIC"). Throughout the year, Sensata sequentially expanded its Adjusted Operating Income margin each quarter. This sustained margin expansion exceeded the Company’s internal plan and underscores the effectiveness of our operational discipline, cost initiatives, and portfolio streamlining actions undertaken during the year.
Sensata also generated more than $460 million in Adjusted Free Cash Flow, excluding the impact of an approximately $30 million recovery payment, reflecting a significant year‑over‑year improvement. This robust cash flow strengthened the balance sheet, supported ongoing deleveraging, and enabled continued investment in strategic growth areas. Further reinforcing its commitment to balance‑sheet resilience, the Company repaid $354 million outstanding debt, advancing management’s multi‑year initiative to enhance financial flexibility and long‑term shareholder value.
After navigating portfolio optimization actions and broader end‑market pressures earlier in the year, Sensata returned to year‑over‑year revenue growth in the fourth quarter of 2025. Collectively, the Company’s 2025 performance demonstrated meaningful progress toward its long‑term strategic objectives and directly supported the alignment between pay outcomes and shareholder interests.
Incentive Compensation Performance Highlights
* Adjusted Operating Income and Margin for purposes of the Annual Incentive Bonus for 2025 excluded the impact of approximately $41 million of revenue and related costs related to tariffs passed through to customers.
**Adjusted Free Cash Flow for purposes of the Annual Incentive Bonus for 2025 excluded the impact of an approximately $30 million related to recovery of prior period investments, and for 2024 and 2023 excluded approximately $7 million and $23 million, respectively, from impacts related to divestitures and/or acquisitions, including related retention costs deemed as compensation for U.S. GAAP purposes.

2026 PROXY STATEMENT - PAGE 30

Executive Compensation Overview
Compensation Philosophy and Objectives
Our compensation program is designed to attract, develop, and retain a highly talented workforce across the organization. We are committed to providing competitive compensation opportunities designed to deliver equal pay for equal work and pay for performance.
Our philosophy in establishing compensation policies for our NEOs is to reward executives for achieving individual and corporate performance objectives and to attract, motivate, and retain leaders the talent needed to drive long-term shareholder value. The objectives of each compensation component for our NEOs are set out in the table below:

Objectives
Attract and retain highly qualified executive officers	•	Provide a competitive total pay package (base salary, bonus, long-term incentives, and benefits)
	•	Regularly evaluate our pay programs against that of our peer group
Reward outstanding performance	•	Provide annual short-term incentives that are based on the Company's performance of its financial and strategic goals
	•	Grant annual long-term incentive awards that are based on individual performance and role
Promote and reward the achievement of long-term value-creation objectives	•	Provide a significant portion of each NEO’s total direct compensation in the form of variable compensation "pay at risk"
	•	Align executive compensation with long-term performance
	•	Connect vesting of performance-based restricted stock units ("PRSUs") to the Company's rTSR performance and ROIC outcomes over the performance period
	•	Administer plans to include three-year performance cycles on PRSUs and three-year ratable vesting schedules on time-based restricted stock units ("RSUs")
Create performance accountability	•	Align performance targets under incentive programs with expectations in support of our short- and long-term strategies
Align the interests of our NEOs with those of the Company and shareholders	•	Enforce share ownership guidelines, which encourage alignment between long-term shareholder value and management decisions
Compensation Best Practices
The following table highlights the executive compensation best practices used by the Company:

Compensation Best Practices
•	Link annual incentive compensation to the achievement of our objective pre-established performance goals	•	Use an independent compensation consultant
•	Complete rigorous goal setting process annually	•	Prohibit hedging or pledging of Company stock
•	Use balanced performance metrics focused on both profitable earnings growth as well as strategic capital deployment	•	Provide a “double-trigger” for potential change-in-control related cash or equity payments
•	Provide the majority of our long-term incentive compensation through vehicles linked to shareholder value-creation (e.g. PRSUs)	•	Ban golden parachute excise tax gross-ups for executive officers upon a change-in-control
•	Apply robust stock ownership guidelines and require 50% net after-tax retaining of shares until ownership guidelines are met	•	Limit perquisites
•	Maintain a claw-back policy	•	Maintain original financial targets for PRSUs
•	Evaluate the risk of our compensation program	•	Forbid backdating or repricing of stock options without shareholder approval

2026 PROXY STATEMENT - PAGE 31

Key Features of Our Executive Compensation Program
Our Company provides compensation comprised of base salary, annual incentive bonus, and long-term equity incentive opportunities, with limited perquisites and benefits. The table below illustrates the connections between our business objectives, strategy, and each of our compensation elements, which we believe lead to the creation of shareholder value.

	Compensation Program Element	Objective	Strategy		Key Metrics or Characteristics
Fixed-Rate	Base Salary	Provides a competitive fixed income relative to similar positions in the market and enables the Company to attract and retain critical executive talent	•	Based on job scope, responsibilities, individual performance, experience, and market levels of pay	Subject to adjustment after consideration of competitive benchmark and relative compensation positioning
Short-Term Variable	Annual Incentive Bonus	Promote the achievement of the Company’s annual financial goals	•	Generate strong free cash flow to provide financial flexibility	Adjusted Free Cash Flow(1) (1 Year) Adjusted Operating Income Margin(1) (1 Year)
			•	Leverage global scale and highly integrated business model to drive productivity gains and expand margin dollars
Long-Term Variable	RSUs	Promote executive retention, stock ownership, and alignment of interests with shareholders	•	Increase Sensata's stock price to deliver value to our shareholders	3-Year Ratable Vesting Schedule
	PRSUs	Motivate executives to focus on continuously improving performance in key financial metrics believed to drive long-term shareholder value	•	Focus on long-term, sustainable growth that benefits our shareholders	rTSR(2) (3 Years) ROIC(3) (3 Years)
			•	Efficient deployment of capital to achieve growth strategy as well as improve ROIC and financial flexibility

(1)
Adjusted Operating Income Margin and Adjusted Free Cash Flow are non-GAAP measures that are used to help evaluate the success of our NEOs, as they are the performance criteria associated with our "pay at risk" compensation programs. They are also measures that that management uses to evaluate our business performance. A reconciliation of (i) Adjusted Operating Income Margin to Operating Income Margin and (ii) Adjusted Free Cash Flow to Net Cash Provided by Operating Activities is included in Appendix B.

(2)	rTSR is the Company's Total Shareholder Return ("TSR") performance relative to the Automotive and Investor Relations peer group described on page 38.
(3)
ROIC is a non-GAAP measure that we define as Adjusted Earnings before Interest divided by Total Invested Capital. Adjusted Earnings before Interest is defined as net income, determined in accordance with U.S. GAAP, adjusted to exclude interest expense, as well as the following non-GAAP items, which comprise income or expense amounts recognized in connection with the following: amortization, amounts related to debt financings and other transactions, amounts related to restructuring, exit, and other activities, deferred gains or losses on our commodity forward contracts, and deferred income and other tax amounts. Total Invested Capital is defined as the trailing five quarter average of the sum of shareholders' equity, long-term debt, net deferred tax liabilities, and long-term finance lease and other financing obligations.

Our overall compensation program is structured to both pay for performance, and to motivate executives to balance the short- and long-term interests of our shareholders. The Compensation Committee believes that most of the compensation for NEOs should be "at risk" in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program. Payouts under the annual incentive bonus are dependent on, and tied to, achievement of annual performance goals set by the Compensation Committee. Equity awards granted under the 2025 LTI program include time-based RSUs, which vest ratably across three years, and PRSUs, which are focused on our TSR compared to peers and ROIC over a three-year period. The realized value of RSUs is tied to our stock performance, and the realized value of PRSUs is tied to our stock performance and long-term operating performance.

2026 PROXY STATEMENT - PAGE 32

2025 Compensation Program Performance
In 2025, Sensata’s performance had a positive impact on the Company’s performance‑based compensation metrics. The Company sequentially expanded its Adjusted Operating Income margin each quarter, achieving greater than 19.2% full‑year Adjusted Operating Income Margin, which exceeded internal expectations and supported higher results under the Adjusted Operating Income metric. Sensata also generated more than $460 million in Adjusted Free Cash Flow, materially outperforming prior‑year levels and contributing favorably to the Adjusted Free Cash Flow metric. Additionally, the Company’s return to year‑over‑year revenue growth in the fourth quarter of 2025 and its $354 debt reduction, which strengthened the balance sheet and enhanced capital efficiency, supported outcomes under the ROIC and rTSR metrics. Collectively, these results improved performance under the key financial measures used in the Company’s incentive compensation programs.
Based on our performance as described above, our eligible NEOs received the following payouts of performance-based compensation:
•Annual Incentive Bonus related to performance for fiscal year 2025 paid out at 108% of target for the eligible NEOs.
•PRSUs related to the performance period from January 1, 2023 to December 31, 2025 (the "2023 PRSUs") vested on April 1, 2025 at 75% of target for the NEOs who received a 2023 PRSU grant.
2025 Say on Pay Vote and Response to Shareholders' Feedback
We submitted our executive compensation program to an advisory vote of our shareholders at the 2025 Annual General Meeting of Shareholders, and it received overwhelming support of 94.5% of the votes cast. This is consistent with high advisory approval since 2015.
In support of good governance, we regularly engage in a dialogue with many of our significant shareholders in order to understand their perspectives on our compensation program and other corporate governance topics. The Compensation Committee considers shareholder feedback as part of its annual assessment of the Company's executive compensation program and policies. The Compensation Committee reaffirmed the core structure of our executive compensation program in fiscal year 2025 based on strong shareholder support for our prior year say-on-pay vote. The Compensation Committee continues to monitor and consider shareholder feedback when making decisions involving executive compensation.
Executive Transitions
During 2025, the Company undertook several senior leadership transitions designed to strengthen the executive team and advance Sensata’s long‑term strategic priorities. These changes reflect a thoughtful approach to succession planning and a continued focus on building a leadership bench equipped to drive growth, transformation, and operational excellence.1 A summary of leadership changes relative to this CD&A is provided below.
Chief Executive Officer Transition
In December 2024, the Board appointed Stephan von Schuckmann as Chief Executive Officer, effective January 1, 2025, succeeding interim CEO Martha Sullivan. Mr. von Schuckmann brings deep industry experience and a proven record of strategic leadership, positioning Sensata for its next phase of growth and value creation. His compensation arrangements include: (i) $1,117,000 annual base salary; (ii) 125% target annual cash incentive bonus; (iii) $6,500,000 sign-on equity award granted in accordance with the terms and conditions of the 2025 long-term incentive program; (iv) $1,000,000 buy-out equity award granted in accordance with the terms and conditions of the 2025 long-term incentive program; (v) $150,000 cash sign-on bonus; and (vi) €1,267,000 cash replacement payment to compensate for forfeited cash incentive payments.
Chief Financial Officer Transition
In May 2025, Brian Roberts, Executive Vice President, Chief Financial Officer, notified the Company of his decision to resign effective May 15, 2025, and he remained with the Company through May 31, 2025, to assist with the transition.
The Company appointed Andrew Lynch as Interim Chief Financial Officer, effective May 16, 2025. On July 21, 2025, Mr. Lynch was promoted to Executive Vice President, Chief Financial Officer, reflecting confidence in his leadership and financial expertise. His compensation arrangements include: (i) $540,000 annual base salary; (ii) 100% target annual cash incentive bonus; and (iii) $600,000 equity award granted in accordance with the terms and conditions of the 2025 long-term incentive program.

1 See "Proxy Summary - Leadership Changes" for a complete summary of executive leadership changes during 2025 and early 2026.

2026 PROXY STATEMENT - PAGE 33

Chief Growth and Transformation Officer Appointment
In September 2025, Patrick Hertzke joined the Company as Executive Vice President, Chief Growth and Transformation Officer. This newly created role underscores Sensata’s continued focus on strategic growth initiatives and enterprise‑wide transformation activities. His compensation arrangements include: (i) $600,000 annual base salary; (ii) 100% target annual cash incentive bonus; (iii) $900,000 equity award granted in accordance with the terms and conditions of the 2025 long-term incentive program; (iv) $600,000 RSU equity grant; and (v) $600,000 cash sign-on bonus.
Chief Technology Officer Departure
In December 2025, the Company announced the planned departure of George Verras, Executive Vice President, Chief Technology Officer, effective December 31, 2025. Under the terms of his Separation Agreement, Mr. Verras received severance benefits in accordance with the Company’s Severance and Change in Control Plan, including: (i) 12 months of base salary ($600,000); (ii) an amount equal to 100% of his average bonus for calendar years 2024 and 2025, payable in installments during the severance period; and (iii) a lump‑sum payment for the 2025 annual incentive bonus.
Elements of Executive Compensation
Pay Mix
In alignment with our pay-for-performance philosophy, our total executive compensation pay mix is heavily weighted toward variable compensation, which helps to align the interests of our executives with long-term value-creation and shareholder interests. For 2025, annual and long-term variable, or at risk, incentive compensation represents 89% of target total direct compensation for our CEO and, on average, approximately 75% of target total direct compensation for our other NEOs.

Base Salary	Target Bonus	PRSUs	RSUs
1 Due to rounding, individual percentages may not add precisely to the totals shown.

2026 PROXY STATEMENT - PAGE 34

Base Salary
The base salary for our NEOs is based on that executive’s scope of responsibilities, taking into account the competitive market compensation paid by companies within our established peer group to executives in similar positions. We believe that each of our executives' base salaries should generally be targeted around the market median of salaries paid to executives at comparable companies in similar positions, and with similar responsibilities, as further described in the section "Compensation Benchmarking and Survey Data."

Base salaries for executives are reviewed by the Compensation Committee annually. Any adjustments are based on a holistic assessment that includes individual performance (based on achievement of predetermined goals and objectives), market position of the individual’s current base salary relative to our desired market positioning, our historical pay practices for the role, the affordability of any increase, and internal pay equity. The Compensation Committee may also adjust base salary when an executive's responsibilities expand or the scope of the role increases. For 2025, Mr. Roberts received a 19.2% base salary increase, which reflected his tenure and contributions during the CEO transition while aligned with market competitiveness.
The following table provides information concerning the base salaries of our NEOs as of the end of our 2024 and 2025 fiscal years:

Named Executive Officer	2024	2025	% Increase
Stephan von Schuckmann(1)	$—	$1,117,000	n/a
Andrew C. Lynch(1)	$—	$540,000	n/a
Brian K. Roberts	$600,000	$715,000	19.2%
Lynne J. Caljouw	$600,000	$600,000	—%
Patrick N. Hertzke(1)	$—	$600,000	n/a
George Verras	$600,000	$600,000	n/a
(1) Messrs. von Schuckmann, Lynch, and Hertzke were not NEOs for 2024.
Annual Incentive Bonus
Our NEOs participate in the executive Annual Incentive Bonus program. Each year, we establish bonus targets based on the executive’s scope of responsibilities, taking into account competitive market compensation data. The annual incentive bonus is targeted at a level that, when combined with the executive's base salary, yields total annual cash compensation that approximates the market median. For 2025, target Annual Incentive Bonus percentages were established at the levels listed below, which are consistent with 2024 levels with the exception of Messrs. von Schuckmann, Lynch, and Hertzke who were not NEOs in 2024.

Named Executive Officer	2025 Annual Incentive Bonus Target (as a % of base salary)
Stephan von Schuckmann	125%
Andrew C. Lynch	100%
Brian K. Roberts	100%
Lynne J. Caljouw	100%
Patrick N. Hertzke	100%
George Verras	100%

The Annual Incentive Bonus components for 2025 was consistent with 2024 and consisted of Adjusted Operating Income Margin and Adjusted Free Cash Flow.

Annual Incentive Bonus payouts are calculated as follows:

Annual Incentive Bonus Target ($)	x	Achievement of Adjusted Operating Income Margin Goal Relative to Target (%) x 50% (weighting)	+	Achievement of Adjusted Free Cash Flow Goal Relative to Target (%) x 50% (weighting)	=	Annual Incentive Bonus Payout ($)

2026 PROXY STATEMENT - PAGE 35

Adjusted Operating Income Margin
Adjusted Operating Income Margin under the Annual Incentive Bonus excludes any impact from divestitures and final results are inclusive of a proforma based on the annual plan of any divested business. There were no such impacts in 2025. In establishing the Adjusted Operating Income Margin goal, the Compensation Committee considered recent earnings performance, management’s near-term operating and financial plans, and shareholder expectations. The 2025 Target for Adjusted Operating Income Margin was set at 19.2%, which aligned with the Company's internal annual plan and represents a 20-basis point improvement compared to the Company's 2024 Adjusted Operating Income Margin performance. To address overall funding considerations, the payout at Target performance was reduced from 100% in 2024 to 75% in 2025. The table below sets forth the targets as they were approved for the Annual Incentive Bonus.

	Adjusted Operating Income Margin Goal	Percentage of Target Payout (50% of Total Bonus)
Threshold	19.00%	25%
Hurdle	19.10%	50%
Target	19.20%	75%
Hurdle	19.50%	100%
Max	20.50%	200%
For 2025, in calculating Adjusted Operating Income Margin for purposes of the Annual Incentive Bonus, the Compensation Committee excluded the impact of $40.8 million of tariff costs and associated pass-through revenues. There were no pro-forma adjustments for acquisitions or divestitures. After giving effect to this adjustment, Adjusted Operating Income Margin performance for 2025 was 19.24%, which resulted in a 78.3% payout for the NEOs with respect to this performance metric.
Adjusted Free Cash Flow
Adjusted Free Cash Flow under the Annual Incentive Bonus excludes any impact from (1) acquisition related retention costs deemed as compensation for U.S. GAAP purposes and (2) divestitures or closures. In establishing the Adjusted Free Cash Flow goal, the Compensation Committee considered recent cash flows, management’s near-term operating and financial plans, and shareholder expectations. The 2025 Target for Adjusted Free Cash Flow was set at $380 Million, which represents a 5% decrease compared to the Company's 2024 Adjusted Free Cash Flow performance. To address overall funding considerations, the payout at Target performance was reduced from 100% in 2024 to 75% in 2025.

	Adjusted Free Cash Flow Goal (in Millions)	Percentage of Target Payout (50% of Total Bonus)
Threshold	$325.0	25%
Hurdle	$360.0	50%
Target	$380.0	75%
Hurdle	$400.0	100%
Max	$560.0	200%
For 2025, in calculating Adjusted Free Cash Flow for purposes of the Annual Incentive Bonus, the Compensation Committee excluded the impact of approximately $30 million attributable to the recovery of prior‑period investments. After giving effect to this adjustment, Adjusted Free Cash Flow performance was $460.5 million, resulting in a 137.8% payout for the NEOs with respect to this performance metric.

Actual Performance Against Adjusted Operating Income Margin Index and Adjusted Free Cash Flow

2026 PROXY STATEMENT - PAGE 36

2025 Annual Incentive Bonus Results
The table below shows the actual bonus results for those NEOs eligible to receive the 2025 Annual Incentive Bonus based on Company performance:

Named Executive Officer	Annual Incentive Bonus Target (%)	Annual Incentive Bonus Target	Achievement of Adjusted Operating Income Margin Relative to Target	Achievement of Free Cash Flow Relative to Target	Annual Incentive Bonus Payout	2025 Annual Incentive Bonus Payout as a % of Target
Stephan von Schuckmann	125%	$1,396,250	78%	138%	$1,507,950	108%
Andrew C. Lynch	100%	$540,000	78%	138%	$583,200	108%
Brian K. Roberts(1)	100%	$600,000	—%	—%	$0	—%
Lynne J. Caljouw	100%	$600,000	78%	138%	$648,000	108%
Patrick N. Hertzke	100%	$600,000	78%	138%	$648,000	108%
George Verras(2)	100%	$600,000	78%	138%	$648,000	108%
(1) Mr. Roberts did not receive an Annual Incentive Bonus payout for 2025 due to his departure from the Company.
(2) Mr. Verras received an Annual Incentive Bonus payout for 2025 based on the terms of his Separation Agreement.
Equity Compensation
We grant long-term equity compensation to our executive officers and other key employees as part of our balanced compensation program with intent to accomplish the following main objectives:
•balance and align the interests of participants and shareholders;
•reward participants for demonstrated leadership and performance aimed toward the creation of shareholder value;
•increase equity holding levels for key employees;
•ensure competitive levels of compensation opportunity in line with our peer group; and
•assist in attracting, retaining, and motivating key employees, including the NEOs.
Target awards are determined based on each executive officer’s position and level of responsibility, the Company’s historical grant practices, and market benchmarks reviewed annually by the Compensation Committee. The 2025 NEO grants were awarded under the Company's 2021 Equity Incentive Plan (the "2021 Equity Incentive Plan").
2025 Long-Term Incentive Program
Our 2025 LTI program consisted of approximately 55% PRSUs and 45% RSUs. Based on peer benchmarking, the Compensation Committee approved $100,000 increases for the LTI Awards for Ms. Caljouw and Mr. Verras, a $1,250,000 increase for Mr. Roberts, and set the initial LTI Award for Messrs. von Schuckmann, Lynch, and Hertzke. The grant total date values of 2025 LTI awards were as follows:

Named Executive Officer	2025 LTI Annual Grant Amount(1)
Stephan von Schuckmann(2)	$7,500,000
Andrew C. Lynch(3)	$975,000
Brian K. Roberts(4)	$2,750,000
Lynne J. Caljouw(5)	$1,100,000
Patrick N. Hertzke(6)	$900,000
George Verras(5)	$1,100,000

(1)	Each annual grant under the LTI program is determined by taking the annual grant amount and dividing it by the closing price of an Ordinary Share as reported on the NYSE on the grant date, which amount is then rounded up to the next whole unit.
(2)	Mr. von Schuckmann's 2025 RSU award was granted on January 1, 2025 with a fair market value of $27.40 (per unit) and 2025 PRSU award was granted on April 1, 2025 with a fair market value of $27.40 (per unit). For purposes of determining the number of PRSUs granted, the Company used the January 1, 2025 fair market value in accordance with the terms and conditions of his employment agreements.
(3)	Mr. Lynch was granted a $375,000 2025 LTI award on April 1, 2025 with a fair market value of $24.23 (per unit) and an additional $600,000 2025 LTI award on July 21, 2025 with a fair market value of $31.38 (per unit) upon his promotion to Executive Vice President, CFO.
(4)	Mr. Robert's 2025 LTI awards were subsequently forfeited upon his departure from the Company on May 31, 2025.
(5)	Ms. Caljouw's and Mr. Verras' 2025 LTI awards were granted on April 1, 2025 with a fair market value of $24.23 (per unit).
(6)	Mr. Hertzke's 2025 LTI awards were granted on September 2, 2025 with a fair market value of $31.99 (per unit).

2026 PROXY STATEMENT - PAGE 37

Restricted Stock Units
2025 LTI RSUs were granted on the dates and with the fair market values as set forth in the 2025 LTI Program table above. All RSUs are subject to ratable vesting of one-third on the annual anniversary of the grant date for three years.
Performance-based Restricted Stock Units
2025 LTI PRSUs were granted on the dates and with the fair market values as set forth in the 2025 LTI Program table above.2 The PRSUs are subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that ultimately will vest depends on the Company’s rTSR performance and ROIC for the 2025 through 2027 performance period. rTSR performance means the Company’s TSR performance when ranked among the TSR of a peer group, as set forth below, during the performance year. ROIC means the Company's adjusted earnings before interest divided by total invested capital.
The Compensation Committee strives to establish challenging but attainable targets with heavy stretch goals for maximum payout. rTSR performance and ROIC targets for each of the years in the three-year performance period are set at the beginning of the performance period, and take into account, among other things, management’s short- and long-term financial and operating plans and shareholder expectations.
The tables below illustrate how the ultimate payout of the 2025 PRSUs is calculated:

	2025 PRSUs
	rTSR - 50% of PRSUs Awarded		ROIC - 50% of PRSUs Awarded
	rTSR Performance	Vested Units*	ROIC Performance	Vested Units*
Threshold	25th %tile	50%	9.0%	50%
Target	50th %tile	100%	10.5%	100%
Maximum	75th %tile	150%	12.0%	150%
* The vested units percentage for each performance period will be interpolated on a straight-line basis provided the Threshold is met.
We believe this approach to compare annual rTSR within the three-year performance period relative to our peer group strengthens our executives' incentives to achieve superior earnings results.
Our peer group for purposes of rTSR performance is a blend of our Automotive and Investor Relations peers. If a peer group company is dissolved or acquired, it is removed from the peer group for any uncompleted performance year and the three-year CAGR Relative Performance calculation. For 2025, the Compensation Committee adjusted the rTSR peer group to consist of six automotive peers and six industrial peers that the Committee determined were appropriately aligned with the Company based on market capitalization and/or revenue. These changes included (i) the removal of American Axle & Manufacturing, AMETEK, Inc., Amphenol Corporation, Aptiv plc, Autoliv Inc., Dana Incorporated, and Melexis SA, and (ii) the addition of Adient plc, Donaldson Company, Inc., and Cognex Corporation. The 2025 rTSR peer group consisted of the following companies:

Adient plc.	BorgWarner, Inc.	Cognex Incorporated
Donaldson Company	Gentex Corporation	Gentherm Incorporated
Lear Corporation	Littelfuse, Inc.	Regal Rexnord Corporation
Stoneridge, Inc.	TE Connectivity Ltd	Visteon Corporation

2 The number of PRSUs granted in accordance with the 2025 LTI program was determined by the closing price of an Ordinary Share on the NYSE on the grant date. For purposes of the Summary Compensation Table, the fair market value of the PRSUs used a Monte Carlo simulation pricing model.

2026 PROXY STATEMENT - PAGE 38

Previously Granted PRSUs
For PRSUs granted in 2023 and 2024, at the end of each year in the performance period, the award agreement provided that our actual results will be measured against that year’s TSR performance of the peer group and our pre-set ROIC targets. One-third of each PRSU award is "banked" as adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period. At the end of the performance period, if the three-year compound annual growth rate ("CAGR") for our rTSR performance is greater than the 50th percentile of the three-year CAGR TSR performance of the peer group, a calculation based on 100% of the PRSUs granted is used to determine the payout of PRSUs.

Year 1		Year 2		Year 3
50% of 1/3 PRSUs Granted	+	50% of 1/3 PRSUs Granted	+	50% of 1/3 PRSUs Granted	=	Cumulative Number of Banked Units
x		x		x
Year 1 rTSR Banked %		Year 2 rTSR Banked %		Year 3 rTSR Banked %
+		+		+
50% of 1/3 PRSUs Granted		50% of 1/3 PRSUs Granted		50% of 1/3 PRSUs Granted
x		x		x
Year 1 ROIC Banked %		Year 2 ROIC Banked %		Year 3 ROIC Banked %
On the vesting date, the number of PRSUs that will vest is the greater of:

Option 1		Option 2(1)
Cumulative Number of Banked Units	or	50% PRSUs Granted
x
3-Year CAGR rTSR Modifier
+
Cumulative Number of Banked Units for ROIC for the Performance Period
(1)    Option 2 can only be applied if three-year CAGR rTSR Performance is greater than the 50th percentile of the three-year CAGR TSR performance of the peer group.
2024 PRSUs (2024 - 2026)
On April 1, 2026, 91% of the 2024 PRSUs banked for 2024 performance as set forth below:

	2024	2025	2026
rTSR Performance Target	50th %ile	50th %ile	50th %ile
rTSR Performance Achieved	38th %ile	59th %ile	n/a
rTSR Performance Banked %	76%	109%	n/a
ROIC Performance Target	10.0%	11.5%	12.8%
ROIC Performance Achieved	10.2%	10.6%	n/a
ROIC Performance Banked %	105%	87%	n/a
% Banked	91%	98%	n/a

2026 PROXY STATEMENT - PAGE 39

2023 PRSUs (2023 - 2025)
The Company granted PRSUs to the then-NEOs on April 1, 2023, which were subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that ultimately vested was subject to the Company's rTSR performance when ranked among the rTSR performance of a peer group and ROIC performance. Based on the achievement in 2025, 98% of the 2023 PRSUs banked for 2025 performance. The 3-Year CAGR Modifier is not applicable to the 2023 PRSUs, because 3-Year CAGR rTSR performance did not exceed the 50th percentile for the peer group.
Based on the performance during the performance period, 75% of the 2023 PRSUs vested on April 1, 2026 based on the average of the banked amounts for each performance year as set forth below:

	2023	2024	2025
rTSR Performance Target	50th %ile	50th %ile	50th %ile
rTSR Performance Achieved	13th %ile	38th %ile	59 %ile
rTSR Performance Banked %	—%	76%	118%
ROIC Performance Target	10.0%	11.5%	12.8%
ROIC Performance Achieved	9.7%	10.2%	10.6%
ROIC Performance Banked %	93%	81%	77%
% Banked for Performance Year	46%	79%	98%
Retirement, Severance and Other Benefits
Certain NEOs are eligible to participate in the retirement and benefit programs as described below. The Compensation Committee reviews the overall cost to the Company of the various programs generally when changes are proposed. The Compensation Committee believes the benefits provided by these programs are important factors in attracting and retaining executive officers, including the NEOs.
Certain retirement plans provided for employees duplicate benefits provided previously to participants under plans sponsored by Texas Instruments and recognize prior service with Texas Instruments.
401(k) Savings Plan. The NEOs are eligible to participate in our 401(k) savings plan on the same basis as all other eligible employees. The plan provides for an employer-matching contribution up to 4% of the employee's annual eligible earnings. All of the NEOs were participants in this plan during 2025.
Health and Welfare Plans. We provide medical, dental, vision, life insurance, and disability benefits to all eligible non-contractual employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees.
Perquisites. In addition to the components of compensation discussed above, we offer limited perquisites to the NEOs. See "Summary Compensation Table" below for a summary of the reportable perquisites for the NEOs.
Severance and Change in Control Plan. We maintain the Severance and Change in Control Plan for senior officers, which provides for severance payments and the continuation of health care and dental benefits in the event of a termination of employment with the Company under qualifying circumstances. The terms of the Severance and Change in Control Plan are described on page 50.

2026 PROXY STATEMENT - PAGE 40

Compensation Risk Controls
Stock Ownership Policy
The Company has a Stock Ownership Policy, applicable to all Senior Vice Presidents and above, Section 16 officers, and non-employee directors (collectively, "Covered Individuals"), to ensure that the Covered Individuals maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. The Stock Ownership Policy requires each Covered Individual to satisfy a stock ownership requirement as set forth in the table below. Each Covered Individual must satisfy their applicable ownership requirement within five years of their date of hire, appointment, or election to a position covered by this Stock Ownership Policy or their promotion into a position with a higher ownership requirement. All of the NEOs currently meet the stock ownership requirement or are on track to meet the stock ownership requirement within their designated time frame.

Position	Ownership Requirement
CEO	6x base salary
Executive Vice President	3x base salary
Senior Vice President	2x base salary
Section 16 Officer - Vice President	1x base salary
Non-employee Director	5x annual cash retainer for Board service only
Unless a Covered Individual has satisfied their applicable Ownership Requirement, the Covered Individual is required to retain an amount equal to at least 50% of the net shares received as the result of the exercise, vesting, or payment of any Sensata equity awards granted to the Covered Individual.

Shares Counted for Ownership Requirement	Shares Not Counted for Ownership Requirement
Directly and Indirectly Held shares of Sensata stock	Stock Options (whether vested or unvested)
Unvested RSUs	Unvested and unbanked PRSUs
Banked PRSUs
Anti-hedging/Anti-pledging Policy
The Company has a robust Insider Trading Policy that applies to all directors, officers, and employees, including their respective family members. These insiders may not engage in any of the following transactions with respect to the Company's ordinary shares: (i) short sales; (ii) buying or selling options (excluding options granted pursuant to the Company's long-term equity incentive plans), including puts or calls; (iii) holding the Company's securities in margin accounts and/or pledging such securities as collateral; (iv) hedging transactions (including with respect to any SEC Rule10b5-1 Trading Plan); and (v) any standing orders exceeding five business days (unless it is a standing order incorporated into any SEC Rule 10b5-1 Trading Plan).
Claw-back Policy
The Company maintains a Clawback Policy, administered by the Compensation Committee, that requires the recovery of incentive‑based compensation from current and former executive officers if the Company is required to restate its financial statements due to material noncompliance with financial reporting requirements. The policy applies to incentive‑based compensation received during the three completed fiscal years preceding the restatement, requires repayment of any amounts that exceed what would have been earned under the restated results, prohibits indemnification or insurance for recovered amounts, and allows for limited exceptions only where recovery would be impracticable under SEC and NYSE rules. The Company's claw-back policy was filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2026 PROXY STATEMENT - PAGE 41

Process and Procedure for Determining Executive Compensation
Role and Function of the Compensation Committee
The Compensation Committee approves our compensation program and is responsible for setting compensation for our NEOs. As part of our annual compensation review process, the Compensation Committee and senior management team review and approve our compensation program with input from our independent compensation consultant. This process enables data-driven decisions about each employee’s compensation in the context of their role at the Company, experience and performance. The Compensation Committee reviews each pay component against both historical and recent comparative statistics as well as anticipated trends in compensation with comparison to our peer group. When appropriate, adjustments are made to align pay with external market practices or internal equity. The Compensation Committee is also involved with risk review of our compensation policies and practices, and has concluded that our compensation program does not incentivize executives or employees to take actions that would result in a material adverse impact on the Company. The Compensation Committee believes that the current design of our compensation program is appropriate and competitive.
The Compensation Committee has the sole authority to retain and to terminate an independent compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The compensation consultant advises the Compensation Committee on matters related to the compensation of the NEOs and assists the Compensation Committee in interpreting internal and external data. FW Cook has served as the Committee's compensation consultant since 2015. Each year, the Compensation Committee evaluates FW Cook's independence in accordance with SEC requirements and NYSE listing standards. FW Cook prepares materials for, and participates in, Compensation Committee meetings. The Compensation Committee has the ability to hold an executive session with the compensation consultant during each meeting at which the consultant is present. No members of management are present at the executive sessions unless requested by the Compensation Committee. FW Cook does not provide any other work for the Company.
The Compensation Committee makes an independent determination on all matters related to compensation of the NEOs. In making its determinations, the Compensation Committee may seek the views of the CEO on whether the existing compensation policies and practices continue to support our business objectives, the appropriateness of performance goals, the Company’s performance, and the contributions of the other NEOs to that performance. The Compensation Committee may also consult with the Chief Human Resources Officer or employees of the Company on matters related to the design, administration, and operation of our compensation program. The Compensation Committee has delegated responsibilities for implementing its compensation decisions to the Chief Human Resources Officer, who reports directly to the Compensation Committee regarding the actions taken under this delegation.
Role of Officers in Determining Compensation
The CEO and Chief Human Resources Officer provide analysis and recommendations on compensation issues and attend Compensation Committee meetings as requested by members of the Compensation Committee. The Compensation Committee also meets in executive sessions without any executive officers present. All decisions related to the compensation of the NEOs are ultimately made by the Compensation Committee.
Compensation Benchmarking and Survey Data
As part of establishing the total compensation packages for our NEOs for 2025, the Compensation Committee reviewed compensation packages for executive officers holding comparable positions, based on similarity of job content, at comparable companies. Annually, FW Cook reviews a list of comparable companies for compensation benchmarking based on our industry, size and financial profile, including revenue and market capitalization. The list of comparable companies recommended by FW Cook was approved by the Compensation Committee in October 2024 and included no changes from the previous year. As such, the 2025 peer group consisted of the following companies:

AMETEK, Inc.	BorgWarner, Inc.	Curtiss-Wright Corporation	Dover Corporation
Flowserve Corporation	Fortive Corporation	Generac Holdings, Inc.	Gentex Corporation
Hubbell Inc.	ITT, Inc.	Keysight Technologies, Inc.	Littelfuse, Inc.
Moog, Inc.	Regal Beloit Corporation	Rockwell Automation, Inc.	Roper Technologies, Inc.
Skyworks Solutions, Inc.	Teledyne Technologies, Inc.	Teredyne, Inc.	Trimble, Inc.
Vertiv Group Corporation	Visteon Incorporated	Woodward, Inc.
The Compensation Committee utilizes the peer group to provide context for its compensation decision making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee’s determination of the peer group. After the peer group companies were selected, FW Cook prepared and

2026 PROXY STATEMENT - PAGE 42

presented a report to the Compensation Committee summarizing comparisons of our NEO compensation to that of comparable executives within the 2025 peer group. Each of the elements of compensation (base salary, short-term incentive target, and long-term stock-based compensation awards) is reviewed as part of this analysis and evaluation.
Employment Agreements
We have employment agreements in place with each of our current NEOs, and because each NEO is a U.S. resident, the employment agreements are with our primary U.S. operating subsidiary, Sensata Technologies, Inc. The agreements are for a one-year term, automatically renewing for successive additional one-year terms. The agreements provide for an annual base salary, eligibility to earn an annual incentive bonus in an amount equal to a certain percentage of their annual base salary, as previously described, and benefits following a termination due to death, disability or retirement. For those NEOs who have not opted into the Severance and Change in Control Plan, the respective employment agreement provides benefits following a termination with and without "Cause", resignation with and without "Good Reason", and "Change in Control" (as those terms are defined in the respective employment agreement). We believe that these agreements serve to maintain the focus of our NEOs and ensure that their attention, efforts, and commitment are aligned with maximizing our success.
For more information regarding termination and change in control provisions, refer to the "Potential Payments upon Termination or a Change in Control" section of this Proxy Statement.
Risk Management and Assessment
In setting our compensation policies and practices, including the compensation of the NEOs, the Compensation Committee considers the risks to our shareholders and the achievement of our goals that may be inherent in such policies and practices. The Compensation Committee believes the compensation policies and practices that we have adopted are appropriately structured and are not reasonably likely to have a material adverse effect on the Company. In particular:
•A significant portion of our executives’ compensation is performance-based and subject to short- and long-term performance of the Company.
•We believe that incentive programs tied to the achievement of our strategic objectives, financial performance goals, and specific individual goals appropriately provide executives, including the NEOs, and other employees the incentive to focus on delivering shareholder value.
•We believe that equity compensation helps reduce compensation risk by balancing financial and strategic goals against other factors management may consider to ensure long-term shareholder value is being sought. Therefore, a significant portion of compensation is delivered in equity (RSUs and PRSUs) with multi-year vesting.
•We believe that stock ownership requirements and vesting restrictions on equity awards serve as effective retention mechanisms and align the interests of employees, including the NEOs, with long-term shareholder value.

2026 PROXY STATEMENT - PAGE 43

Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10–K for the fiscal year ended December 31, 2025.
From the members of the Compensation Committee:
Lorraine A. Bolsinger (Chair)
Daniel L. Black
Constance E. Skidmore
Jugal Vijayvargiya

2026 PROXY STATEMENT - PAGE 44

TABLES AND NARRATIVE DISCLOSURE
Summary Compensation Table
The following table sets forth information required under applicable SEC rules about the compensation for the years ended December 31, 2025, 2024, and 2023 of (i) our CEOs, (ii) our CFO, and (iii) the three other persons serving as executive officers at the end of fiscal 2025 who were the most highly compensated executive officers of the Company in fiscal 2025. These six officers are referred to as the NEOs in this proxy statement.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Stephan von Schuckmann, Chief Executive Officer	2025	1,167,974	1,658,905	7,367,555	1,507,950	—	885,281	12,587,665

Andrew C. Lynch EVP, Chief Financial Officer	2025	462,047	—	958,409	583,200	—	14,447	2,018,103

Brian K. Roberts Former EVP, Chief Financial Officer	2025	269,167	500,000	2,794,041	—	—	14,686	3,577,894
	2024	596,250	500,000	2,892,203	300,000	—	15,345	4,303,798
	2023	99,531	250,000	250,003	—	—	2,196	601,730

Lynne J. Caljouw EVP and Chief Human Resources Officer	2025	600,000	500,000	1,117,646	648,000	—	24,017	2,889,663
	2024	579,375	500,000	1,928,137	300,000	—	23,565	3,331,077
	2023	517,500	—	900,060	144,900	—	21,301	1,583,761

Patrick N. Hertzke EVP, Chief Growth & Transformation Officer	2025	197,727	600,000	1,450,913	213,041	—	7,203	2,468,884

George Verras EVP, Chief Technology Officer	2025	600,000	—	1,117,646	648,000	—	27,967	2,393,613
	2024	579,375	—	1,928,137	300,000	—	24,763	2,832,275
	2023	517,500	—	927,180	144,900	—	36,928	1,626,508

(1)	Base salary shown here may differ with the base salaries shown in the "Compensation Discussion and Analysis" due to base salary increases that went into effect during the year.
(2)	Represents $172,334 paid as a sign-on bonus and $1,486,571 paid as a short-term award buy out in 2025 to Mr. von Schuckmann in connection with his hiring as USD converted from Euro using 1.733 as a conversion rate and amount paid to Mr. Hertzke reflects the cash sign-on bonus paid in connection with his hiring. 2024 amounts reflect bonuses paid to Mr. Roberts and Ms. Caljouw in connection with the CEO transition. 2023 amount paid to Mr. Roberts reflects the cash sign-on bonus paid in connection with his hiring.
(3)
Represents the aggregate grant date fair value of RSUs and PRSUs granted in the years ended December 31, 2025, 2024, and 2023 calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Stock Compensation ("ASC 718"). See Note 4, "Share-Based Compensation," of our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further discussion of the relevant assumptions used in calculating the grant date fair value. With respect to PRSUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met and could range between 0% and 150% for the 2023, 2024, and 2025 awards. The maximum value of PRSUs are as follows: Mr. von Schuckmann - $5,988,799, Mr. Lynch - $768,167, Mr. Roberts - $2,334,776, Ms. Caljouw - $933,940, Mr. Hertzke - $668,825, and Mr. Verras - $933,940. The number of PRSUs and RSUs granted to each NEO during 2025 is detailed in the Grants of Plan Based Awards Table. Mr. Roberts' 2025 equity awards were forfeited upon his termination on May 31, 2025. Mr. Verras' 2025 awards were forfeited upon his termination on December 31, 2025.

(4)	Represents the annual incentive bonus awarded to each NEO. See "Compensation Discussion and Analysis-Elements of Executive Compensation-Annual Incentive Bonus" for more information.
(5)	The table below presents an itemized account of "All Other Compensation" provided to the NEOs, regardless of the amount and any minimal thresholds provided under the SEC rules and regulations.

2026 PROXY STATEMENT - PAGE 45

Name	Fiscal Year	Financial Counseling ($)(1)	Insurance Premium Contributions ($)(2)	Matching Contributions to 401(k) Plan ($)	Relocation ($) (3)	All Other Payments ($)	Total ($)
Stephan von Schuckmann	2025	—	2,456	14,000	868,825	—	885,281

Andrew C. Lynch	2025	—	447	14,000	—	—	14,447

Brian K. Roberts	2025	—	686	14,000	—	—	14,686

Lynne J. Caljouw	2025	8,499	1,518	14,000	—	—	24,017

Patrick N. Hertzke	2025	—	193	7,000	—	—	7,193

George Verras	2025	12,449	1,518	14,000	—	—	27,967

(1)	Represents payments made by the Company in connection with financial and legal counseling provided to the NEOs.
(2)	Represents the employer Healthcare Savings Account contribution and Group Term Life.
(3)	Represents payments made by the Company in connection with Mr. von Schuckmann's relocation from Germany to the US.

2026 PROXY STATEMENT - PAGE 46

Grants of Plan Based Awards Table
The following table sets forth information on plan–based compensation awards granted to the NEOs during fiscal year 2025.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stocks or Units (#)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)	Target (#)	Maximum (#)
Stephan von Schuckmann	N/A		174,531	1,396,250	2,792,500
	1/1/2025								106,752	2,925,005
	1/1/2025								16,424	450,018
	4/1/2025	(8)				32,619	130,475	195,713		3,460,197
	4/1/2025	(8)				5,018	20,073	30,110		532,336

Andrew C. Lynch	N/A		67,500	540,000	1,080,000
	4/1/2025					2,128	8,513	12,770		212,272
	4/1/2025								310	7,511
	4/1/2025								6,965	168,762
	7/21/2025					2,629	10,517	15,776		299,840
	7/21/2025								8,605	270,025

Brian K. Roberts	N/A		89,375	715,000	1,430,000
	4/1/2025	(9)				15,606	62,423	93,635		1,556,518
	4/1/2025	(9)							51,074	1,237,523

Lynne J. Caljouw	N/A		75,000	600,000	1,200,000
	4/1/2025					6,243	24,970	37,455		622,627
	4/1/2025								20,430	495,019

Patrick N. Hertzke	N/A		75,000	600,000	1,200,000
	9/2/2025					3,869	15,474	23,211		445,883
	9/2/2025								12,661	405,025
	9/2/2025								18,756	600,004

George Verras	N/A		75,000	600,000	1,200,000
	4/1/2025	(9)				6,243	24,970	37,455		622,627
	4/1/2025	(9)							20,430	495,019

(1)
The threshold, target, and maximum awards were established under our annual incentive bonus program. See "Compensation Discussion and Analysis—Elements of Executive Compensation–Annual Incentive Bonus" for information regarding the criteria applied in determining the amounts payable under the awards. The actual amounts paid with respect to these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2)
Represents the threshold, target, and maximum number of shares that may be earned by each individual pursuant to their 2025 PRSU awards. For more information on the determination of the final payout and performance achievement under these awards, refer to the section "Compensation Program Overview - Equity Compensation - 2025 LTI Program - PRSUs".

(3)	Threshold amounts were determined based on 12.5% of the 2025 bonus target for each NEO. This rate is based on a threshold achievement of 25% on one metric and 0% on the other metric.
(4)	Target amounts were determined based on 2025 annual base salary for each NEO.
(5)	The maximum payment amount under our annual incentive bonus program for 2025 is 200% of target, based on the maximum multiplier for top performance applicable to each metric under the plan.
(6)	Represents the number of RSUs awarded to the NEOs pursuant to the 2021 Equity Incentive Plan.
(7)
Represents the total grant-date fair value per award calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Compensation," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year ended December 31, 2025 for the method of calculation and assumptions used.

(8)	Mr. von Schuckmann's sign-on PRSU awards were granted after the adoption of the 2025 PRSU design in accordance with the terms of his respective employment agreements.
(9)	Mr. Roberts' and Mr. Verras' April 1, 2025 equity awards were forfeited upon their terminations from the Company.

2026 PROXY STATEMENT - PAGE 47

Outstanding Equity Awards at Year End Table
The table below sets forth certain information regarding unexercised options, stock awards that have not yet vested, and equity incentive plan awards held by our NEOs as of December 31, 2025.

			Option Awards(1)			Stock Awards(2)
						RSUs		PRSUs
Name		Grant Date(3)	Number of Securities Underlying Unexercised Options Exercisable (#)(4)	Option Exercise Price ($)(5)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Stephan von Schuckmann		1/1/2025	—	$—		123,176	4,100,529	—	—
		4/1/2025	—	$—		—	—	150,548	5,011,743

Andrew C. Lynch		4/1/2023	—	$—		899	29,928	3,299	109,824
		7/1/2023	—	$—		500	16,645	1,834	61,054
		4/1/2024	—	$—		3,702	123,240	6,789	226,006
		4/1/2025	—	$—		7,275	242,185	8,513	283,398
		7/21/2025	—	$—		8,605	286,460	10,517	350,111

Brian K. Roberts	(6)	11/7/2023	—	$—		—	—	—	—
		4/1/2024	—	$—		—	—	—	—
		4/1/2025	—	$—		—	—	—	—

Lynne J. Caljouw		4/1/2017	3,226	$43.67	4/1/2027	—	—	—	—
		4/1/2018	823	$51.83	4/1/2028	—	—	—	—
		4/1/2019	4,530	$46.93	4/1/2029	—	—	—	—
		4/1/2023	—	$—		2,699	89,850	9,897	329,471
		4/1/2024	—	$—		8,228	273,910	15,086	502,213
		4/1/2025	—	$—		20,430	680,115	24,970	831,251

Patrick N. Hertzke		9/2/2025	—	$—		31,417	1,045,872	15,474	515,129

George Verras		4/1/2016	3,540	$38.96	4/1/2026	—	—	—	—
		4/1/2017	3,621	$43.67	4/1/2027	—	—	—	—
		4/1/2018	4,690	$51.83	4/1/2028	—	—	—	—
		4/1/2019	7,549	$46.93	4/1/2029	—	—	—	—
		4/1/2023	—	$—		2,699	89,850	9,897	329,471
		4/1/2024	—	$—		8,228	273,910	15,086	502,213
		4/1/2025	—	$—		20,430	680,115	24,970	831,251

(1)	Represents stock options issued to NEOs pursuant to the Sensata Technologies Holding plc 2010 Equity Incentive Plan (the "2010 Incentive Equity Plan").
(2)	Represents RSUs and PRSUs issued to NEOs pursuant to the 2021 Equity Incentive Plan.
(3)	The vesting conditions for outstanding equity awards held by our NEOs as of December 31, 2025 are as follows:

2026 PROXY STATEMENT - PAGE 48

Date of Grant	Type of Award	Vesting Schedule
April 1, 2016	Options	25% on April 1, 2017, 2018, 2019, and 2020
April 1, 2017	Options	25% on April 1, 2018, 2019, 2020, and 2021
April 1, 2018	Options	25% on April 1, 2019, 2020, 2021, and 2022
April 1, 2019	Options	25% on April 1, 2020, 2021, 2022, and 2023
April 1, 2023	PRSUs	April 1, 2026 based upon satisfaction of rTSR and ROIC
April 1, 2023	RSUs	1/3 on April 1, 2024, 2025, and 2026
July 1, 2023	PRSUs	July 1, 2026 based upon satisfaction of rTSR and ROIC
July 1, 2023	RSUs	1/3 on July 1, 2024, 2025, and 2026
April 1, 2024	PRSUs	April 1, 2027 based upon satisfaction of rTSR and ROIC
April 1, 2024	RSUs	1/3 on April 1, 2025, 2026, and 2027
January 1, 2025	RSUs	1/3 on January 1, 2026, 2027, and 2028
April 1, 2025	PRSUs	April 1, 2028 based upon satisfaction of rTSR and ROIC
April 1, 2025	RSUs	1/3 on April 1, 2026, 2027, and 2028
July 21, 2025	PRSUs	July 21, 2028 based upon satisfaction of rTSR and ROIC
July 21, 2025	RSUs	1/3 on July 21, 2026, 2027, and 2028
September 2, 2025	PRSUs	September 2, 2028 based upon satisfaction of rTSR and ROIC
September 2, 2025	RSUs	1/3 on September 2, 2026, 2027, and 2028

(4)	The options, RSUs, and PRSUs granted to the NEOs are subject to time-based and/or performance-based vesting conditions.
(5)	The exercise price of stock options is equal to the closing price of an Ordinary Share on the date of grant, or, if the NYSE was not open for trading on the date of grant, on the immediately preceding business day.
(6)	Mr. Roberts' equity awards are not shown as they were forfeited upon his termination on May 31, 2025.
Option Exercises and Stock Vested Table
The following table provides information regarding option exercises and the vesting of stock awards with realizing value, including RSUs and PRSUs, during fiscal year 2025 for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Stephan von Schuckerman	—	—	—	—
Andrew C. Lynch	—	—	5,152	128,258
Brian K. Roberts	—	—	6,172	149,548
Lynne J. Caljouw	—	—	30,714	885,312
Patrick N. Hertzke	—	—	—	—
George Verras	—	—	51,761	1,585,966

(1)
The value realized on exercise for option awards is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options.

(2)	The value realized on vesting for stock awards is equal to the closing market price of our ordinary shares on the date of vesting times the number of shares acquired upon vesting.
Non-Qualified Deferred Compensation
None of our NEOs participate in non-qualified defined contribution plans or other deferred compensation plans maintained by the Company as of December 31, 2025.
Pension Benefits
None of our NEOs participate in pension benefits maintained by the Company as of December 31, 2025.

2026 PROXY STATEMENT - PAGE 49

Potential Payments Upon Termination or Change in Control
Termination due to death or disability
Pursuant to the terms of the employment agreements, equity incentive plans, and equity award agreements, if any of our NEOs terminates their employment due to their death or disability, the NEO will be entitled to (i) their base salary through the date of termination, (ii) any bonus amounts to which they are entitled prior to the date of termination, provided the NEO remains employed by Sensata through February 1st of the fiscal year following the fiscal year to which the annual bonus relates, (iii) accelerated vesting of any unvested RSUs, and (iv) accelerated vesting of PRSUs based on banked amounts for those performance years completed and target performance for any uncompleted performance year.
Termination due to retirement
Pursuant to the terms of the employment agreements, equity incentive plans, and equity award agreements, if any of our NEOs terminates their employment due to their retirement, the NEO will be entitled to (i) their base salary through the date of termination, (ii) any bonus amounts to which they are entitled prior to the date of termination, provided the NEO remains employed by Sensata through February 1st of the fiscal year following the fiscal year to which the annual bonus relates, (iii) if granted one (1) year or longer prior to retirement, unvested RSUs will remain outstanding and continue to vest according to the vesting schedule without regard to the requirement that the NEO be employed by the Company, and (iv) if granted one year or longer prior to retirement, PRSUs will remain outstanding and continue to vest according to the vesting schedule without regard to the requirement that the NEO be employed by the company and shall vest based on the performance achieved at the end of the performance period. To be eligible for retirement, an NEO must be at least 55 years of age and have a combined age and years of credited employment service with the Company of 65 years. For awards granted in 2019 and prior, an NEO is required to have a combined age and years of credited employment service with the Company of 75. Notwithstanding the foregoing, equity is eligible for retirement treatment only on or after the one-year anniversary of date of grant. As of December 31, 2025, no NEOs were eligible for retirement.
Termination without cause or resignation for good reason
Pursuant to the terms of the Severance and Change in Control Plan, if any of our current NEOs is terminated by the Company without "cause" (other than as a result of death or Disability) or resigns from the Company for "good reason" (as those terms are defined in the Severance and Change in Control Plan or the respective employment agreement), the NEO will be entitled to (i) a lump sum cash payment equal to base salary for 24 months for the CEO and 12 months for the other NEOs, (ii) a lump sum equal to 200% for the CEO and 100% for the other NEOs of the average annual bonus for the NEO for the two years preceding their termination, and (iii) continued participation in their health and dental benefit plans (24 months for the CEO and 12 months for the other NEOs).
Mr. von Schuckmann is not a participant of the Severance and Change in Control Plan, and therefore, upon termination without "cause" (other than as a result of death or disability) or resigns from the Company for "good reason", he will be entitled to (i) his base salary through the date of termination, (ii) any annual bonus amounts to which he is entitled for years that ended on or prior to the date of termination, (iii) an amount equal to two (2) years of Mr. von Schuckmann's then current base salary plus an amount equal to the average of the annual bonuses paid to Mr. von Schuckmann for the two (2) completed fiscal years immediately preceding the date of the termination of employment, and (iv) continuation of his health and welfare benefits to run concurrent with his COBRA period.
Pursuant to our award agreements under the 2021 Equity Incentive Plan and any preceding plan, if any of our current NEOs are terminated by us without "cause" (as that term is defined in the respective award agreement), the NEO will be entitled to (i) unvested PRSUs that otherwise would have vested within six (6) months (or 12 in the case of Mr. Roberts' 2024 award) of the NEO's termination date shall vest on the termination date at the sum of the banked amounts for those performance year(s) completed (if any) plus target for the uncompleted performance year(s), (ii) unvested RSUs that otherwise would have vested within six (6) months (or 12 in the case of Mr. Roberts' 2024 award) of the NEO's termination date shall vest in full on the termination date, and (iii) unvested options that would have vested within six (6) months of the NEO's termination date shall vest in full on the termination date.
Termination with cause, resignation without good reason
Pursuant to the terms of the Severance and Change in Control Plan, if any of our current NEOs is terminated by the Company with "cause" or resigns from the Company without "good reason" (as those terms are defined in the Severance and Change in Control Plan or the respective employment agreement), the NEO will be entitled to (i) any earned but unpaid base salary, (ii) any vested employee benefits in accordance with the terms of the applicable employee benefit plan or program, (iii) any annual bonus amounts to which the NEO is entitled for years that ended on or prior to the date of termination, (iv) any award that is or becomes vested in accordance with the 2021 Equity Plan and the NEOs applicable award agreement thereunder, and (v) any reasonable business expenses and disbursements incurred by NEO prior to termination of employment, to be reimbursed in accordance with the Company’s standard policies and procedures.

2026 PROXY STATEMENT - PAGE 50

Change in Control
Pursuant to the terms of the Severance and Change in Control Plan, if there is a Change in Control event and any of our NEOs is terminated by the Company without "cause" (other than as a result of death or Disability) or resigns from the Company for "good reason" (as those terms are defined in the Severance and Change in Control Plan or the respective employment agreement), the NEO will be entitled to (i) a lump sum cash payment equal to base salary for 36 months for the CEO and 24 months for the other NEOs, (ii) a lump sum equal to 300% for the CEO and 200% for the other NEOs of the average annual bonus for the NEO for the two years preceding their termination, and (iii) continued participation in their health and dental benefit plans (36 months for the CEO and 24 months for the other NEOs). A resignation for good reason will be treated as an involuntary termination without cause for all purposes under the award agreements applicable to their outstanding equity incentive awards.
Mr. von Schuckmann is not a participant of the Severance and Change in Control Plan, and therefore, upon termination without "cause" (other than as a result of death or disability) or resigns from the Company for "good reason", he will be entitled to (i) his base salary through the date of termination, (ii) any annual bonus amounts to which he is entitled for years that ended on or prior to the date of termination, (iii) an amount equal to two (2) years of Mr. von Schuckmann's then current base salary plus an amount equal to the average of the annual bonuses paid to Mr. von Schuckmann for the two (2) completed fiscal years immediately preceding the date of the termination of employment, and (iv) continuation of his health and welfare benefits to run concurrent with his COBRA period.
Pursuant to the terms of the equity incentive plans and award agreements, there is no automatic vesting upon a change in control of the Company. In the event of a change in control, unvested equity will convert to equity of the acquiring entity or continuing entity, as applicable, and vest in accordance with the original vesting schedule. However, unvested equity will automatically accelerate and vest in full following a change in control event if: (i) the NEO is terminated by the Company or the acquiring or continuing entity without cause within the 24-month period following the change in control; or (ii) the outstanding equity award is not assumed or replaced by the acquiring or continuing entity.
Change in control is defined in the equity plans and includes (i) any transaction in which any person becomes the beneficial owner of securities of the Company representing more than 50% of the total voting power in the Company, (ii) change in majority of the Board within a 12-month period, (iii) merger or consolidation where pre-transaction shareholders do not continue to hold at least 50% of the Company’s voting power, and (iv) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.
Potential Payments Upon Termination or Change in Control Table
The following table summarizes the termination benefits payable to our NEOs following termination of employment due to death or disability, retirement, voluntary resignations for good reason, termination without cause, and Change in Control. None of these termination benefits are payable to NEOs who terminate their employment with the Company due to voluntary resignation or whose employment is terminated for cause. For each NEO, the information in the table below assumes that termination of employment occurred on December 31, 2025. Mr. Verras received the amount for Termination Without Cause following his involuntary termination from the Company. Potential payments to Mr. Roberts are not included in the table as he terminated his employment with Sensata prior to December 31, 2025.

2026 PROXY STATEMENT - PAGE 51

Name	Type of Payment	Death or Disability ($) (3)	Retirement ($) (4)	Termination Without Cause or Resignation for Good Reason ($) (5)(6)	Termination Without Cause or Resignation for Good Reason After Change in Control ($) (5)(6)(7)
Stephan von Schuckmann	Base Salary	—	—	2,234,000	2,234,000
	Bonus	—	—	1,396,250	1,396,250
	Outstanding Equity	9,112,272	—	1,366,854	9,112,272
	Health & Welfare Benefits	—	—	52,767	52,767
	Total	9,112,272	—	5,049,871	12,795,289
Andrew C. Lynch	Base Salary(1)	—	—	540,000	1,080,000
	Bonus(1)	—	—	345,225	690,450
	Outstanding Equity(2)	1,667,452	—	288,990	1,728,850
	Health & Welfare Benefits	—	—	8,460	16,920
	Total	1,667,452	—	1,182,675	3,516,220
Brian K. Roberts	Base Salary(1)	—	—	—	—
	Bonus(1)	—	—	—	—
	Outstanding Equity(2)	—	—	—	—
	Health & Welfare Benefits	—	—	—	—
	Total	0	—	0	0
Lynne J. Caljouw	Base Salary(1)	—	—	600,000	1,200,000
	Bonus(1)	—	—	474,000	948,000
	Outstanding Equity(2)	2,606,028	—	782,981	2,706,810
	Health & Welfare Benefits	—	—	26,496	52,991
	Total	2,606,028	—	1,883,477	4,907,801
Patrick N. Hertzke	Base Salary(1)	—	—	600,000	1,200,000
	Bonus(1)	—	—	600,000	1,200,000
	Outstanding Equity(2)	1,561,001	—	—	1,561,001
	Health & Welfare Benefits	—	—	26,206	52,412
	Total	1,561,001	—	1,226,206	4,013,413
George Verras (8)	Base Salary(1)	—	—	600,000	1,200,000
	Bonus(1)	—	—	474,000	948,000
	Outstanding Equity(2)	2,606,028	—	782,981	2,706,810
	Health & Welfare Benefits	—	—	16,130	32,260
	Total	2,606,028	—	1,873,111	4,887,070

(1)	Upon termination without cause or resignation for good reason, base salary and bonus would be paid in the form of salary continuation over the course of the Severance Period, on the regular payroll dates; upon termination without cause or resignation for good reason in connection with a Change in Control, base salary and bonus amounts would be paid in lump sum no later than the second payroll cycle following the effective date of the termination. For Mr. Hertzke Bonus amount reflects 2025 target bonus since he has not yet earned two annual bonuses.
(2)	The amounts presented are the value that would be earned assuming current performance as of December 31, 2025 and based on the closing market price of the common stock on December 31, 2025 of $33.29.
(3)	In accordance with the respective award agreements, (i) unvested PRSUs shall vest on the termination date at the sum of banked amounts for those performance year(s) completed (if any) plus target for any uncompleted performance year(s), and (ii) unvested RSUs shall vest in full on termination date.
(4)	In accordance with respective award agreements, (i) unvested PRSUs shall vest on the termination date at the sum of banked amounts for those performance year(s) completed (if any) plus pro-rata of the Target for any uncompleted performance year(s), and (ii) unvested RSUs will continue to vest according to their original vesting schedule.
(5)
As of April 1, 2019, in accordance with the respective award agreements, (i) unvested PRSUs that otherwise would have vested within six months of the NEO's termination date shall vest on the termination date at the sum of the banked amounts for those performance year(s) completed (if any) plus target for the uncompleted performance year(s), (ii) unvested RSUs that otherwise would have vested within six months of the NEO's termination date shall vest in full on the termination date, and (iii) unvested options that would have vested within six months of the NEO's termination date shall vest in full on the termination date.

(6)	For the purposes of this calculation, all PRSUs are assumed to vest at target.
(7)
A change in control, without a termination of employment, will not trigger any severance payments. Any payments or equity due under the terms of the Company's equity incentive plans upon a change in control and subsequent termination of employment without cause or resignation for good reason (as defined in the relevant employment agreement), are included in the "Termination Without Cause or Resignation for Good Reason After Change in Control" column of this table. Refer to "Change in Control" above for definitions of change in control. All executive agreements contain customary non-compete and non-solicit agreements which are triggered upon a termination due to a change in control."

2026 PROXY STATEMENT - PAGE 52

CEO Pay Ratio Discussion
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of the Company’s median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

Per SEC rules, we identified the median employee by examining the 2025 total cash compensation for all employees, excluding our CEO, who were employed by the Company on December 31, 2025, utilizing payroll data. The employee identified at the median using 2025 total cash compensation was located in our Tijuana, Mexico manufacturing facility in a full-time hourly role. As of the end of 2025 and 2024, the Company had approximately 16,700 and 19,000, employees, respectively. Consistent with previous years, our manufacturing and direct labor employees represent approximately 65% of our global workforce and were primarily located in Mexico, China, and Bulgaria, in close proximity to our customers. The Company prefers to directly employ its manufacturing and direct labor employees rather than utilize subcontractors. We regularly review our pay practices in the markets in which we compete for labor and consistently apply a competitive pay philosophy in each market.
For fiscal 2025, the median employee's annual compensation was $17,934, calculated using the same methodology used to calculate NEO compensation as set forth in the 2025 Summary Compensation Table on page 45. As illustrated in the table below, we reasonably estimate that our 2025 CEO to median employee total pay ratio was 702:1.

CEO Pay	$12,587,665
Median Employee Pay	17,934
CEO Pay to Median Employee Pay Ratio	702:1
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Equity Compensation Plan Information
The following table describes certain information regarding our equity compensation plans as of December 31, 2025:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(2)	Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4)
Equity compensation plans approved by security holders(1)	2,444,353	$44.55	3,324,000
Equity compensation plans not approved by security holders	273,724	$—	—

(1)	Includes the 2021 Equity Incentive Plan, subject to adjustments as described in the 2021 Equity Incentive Plan.
(2)	Includes 2,060,061 RSUs and PRSUs that, if and when vested, will be settled in ordinary shares of Sensata.
(3)	Weighted average exercise price of outstanding options only.
(4)	We have no intention to issue shares from the Sensata Technologies Holding plc Second Amended and Restated 2006 Management Option Plan or the 2010 Equity Incentive Plan in the future.

2026 PROXY STATEMENT - PAGE 53

Pay Versus Performance
The Compensation Committee reviews and approves our compensation program which is designed to attract, retain, and incentivize our employees to deliver the technological solutions that make our world safer, cleaner, and more efficient. Our compensation program blends short-, and long-term performance measures which we believe align our strategy and goals to shareholder value. In 2025, incentive compensation represented 89% of total direct compensation for Mr. von Schuckmann, respectively, and on average, 75% of total direct compensation of our non-PEO NEOs. This high utilization of incentive compensation model results in higher total realized pay when performance targets are exceeded and lower realized pay when targets are not achieved.

Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) to the Company’s principal executive officer (“PEO”) and the Company’s non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. In 2025, the Non-PEO NEOs are Mr. Lynch, Mr. Roberts, Ms. Caljouw, Mr. Hertzke, and Mr. Verras. The Compensation Committee does not utilize CAP as a basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see the Compensation Discussion and Analysis section of this Proxy Statement.

								Value of Initial Fixed $100 Investment Based On
Year	Summary Compens-ation Table Total for PEO (1)	Compens-ation Actually Paid to PEO	Summary Compens-ation Table Total for PEO (2)	Compens-ation Actually Paid to PEO	Average Summary Compens-ation Table Total for Non-PEO NEOs (3)		Average Compens-ation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Net Income (millions)	Company Selected Measure - rTSR (5)
2025	$12,587,665	$14,821,501			$2,669,631	(6)	$1,893,402	$123.53	$117.70	$31.30	59th
2024	$5,572,604	$(3,372,453)	$7,668,975	$6,741,940	$3,316,903	(7)	$2,719,303	$52.57	$162.25	$128.50	38th
2023	$6,800,820	$5,215,291			$1,390,317	(8)	$1,174,865	$71.11	$140.30	$(3.90)	13th
2022	$6,829,092	$825,999			$1,871,210	(9)	$502,566	$75.53	$120.91	$310.70	6th
2021	$6,798,263	$8,393,497			$2,087,346	(10)	$2,451,378	$114.52	$130.16	$363.60	41st

(1) The PEO Summary Compensation Table to compensation actually paid reconciliation for Mr. von Schuckmann in 2025 is summarized in the following table:

PEO Compensation Actually Paid (von Schuckmann / Cote)		2025	2024	2023	2022	2021
Summary Compensation Table - Total Compensation		$12,587,665	$5,572,604	$6,800,820	$6,829,092	$6,798,263
–	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(7,367,555)	$(5,197,473)	$(5,768,757)	$(5,060,044)	$(4,600,088)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$9,601,391	$—	$3,896,152	$4,033,224	$4,798,794
+	Fair Value of Equity Awards Granted and Vested in Fiscal Year	$—	$—	$—	$—	$—
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$—	$(494,242)	$(382,326)	$(3,823,703)	$1,627,102
+	Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$(52,567)	$1,276,481	$308,269	$323,795
–	Fair Value at Fiscal Year-End of Forfeited Equity Awards that Failed to Meet Vesting Conditions in the year	$—	$(3,200,776)	$(607,079)	$(1,460,840)	$(554,369)
=	CEO Compensation Actually Paid (a)	$14,821,501	$(3,372,453)	$5,215,291	$825,999	$8,393,497
(a) Mr. Cote was not eligible for any pension benefits and did not receive any dividends on unvested equity awards.

(2) The PEO Summary Compensation Table to compensation actually paid reconciliation for Ms. Sullivan is summarized in the following table:

2026 PROXY STATEMENT - PAGE 54

PEO Compensation Actually Paid		2024
Summary Compensation Table - Total Compensation		$7,668,975
–	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(6,000,015)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$1,405,492
+	Fair Value of Equity Awards Granted and Vested in Fiscal Year	$3,667,488
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$—
+	Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—
–	Fair Value at Fiscal Year-End of Forfeited Equity Awards that Failed to Meet Vesting Conditions in the year	$—
+	Change in Actuarial Present Value of Pension Plan	$—
=	CEO Compensation Actually Paid (a)	$6,741,940
(a) Ms. Sullivan did not receive any dividends on unvested equity awards

(3) The average non-PEO NEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

Non-PEO Compensation Actually Paid		2025	2024	2023	2022	2021
Summary Compensation Table - Total Compensation		$2,669,631	$3,316,903	$1,390,317	$1,871,210	$2,087,346
–	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$(1,487,731)	$(2,169,153)	$(848,121)	$(1,012,565)	$(1,062,548)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year	$1,149,396	$1,358,710	$602,131	$807,088	$1,108,446
+	Fair Value of Equity Awards Granted and Vested in Fiscal Year	$—	$444,602	$—	$—	$—
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$130,075	$(180,049)	$(51,472)	$(828,159)	$433,791
+	Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$45,928	$(10,984)	$156,452	$67,824	$106,112
–	Fair Value at Fiscal Year-End of Forfeited Equity Awards that Failed to Meet Vesting Conditions in the year	$(613,897)	$(40,726)	$(74,442)	$(402,832)	$(221,769)
+	Change in Actuarial Present Value of Pension Plan	$—	$—	$—	$—	$—
=	Non-PEO Compensation Actually Paid (a)	$1,893,402	$2,719,303	$1,174,865	$502,566	$2,451,378
(a) The non-PEO NEOs did not receive any dividends on unvested equity awards

(4)	The peer group used for calculating Peer Group Total Shareholder Return is the S&P 500 Industrial Index.
(5)	rTSR is the Company's annual TSR performance relative to the following peer group: Adient, BorgWarner, Cognex, Donaldson, Gentex, Gentherm, Lear, Littlefuse, RegalRexnord, Stoneridge, TE Connectivity, and Visteon.
(6)	The average CAP for 2025 comprised compensation for Messrs. Lynch, Roberts, Hertzke, and Verras and Ms. Caljouw
(7)	The average CAP for 2024 comprised compensation for Messrs. Roberts, Verras, and Wilkie and Ms. Caljouw.
(8)	The average CAP for 2023 comprised compensation for Messrs. Roberts, Vasington, and Verras and Mses. Caljouw and Slater.
(9)	The average CAP for 2022 comprised compensation for Messrs. Vasington, Picon, Verras, and Lidforss.
(10)	The average CAP for 2021 comprised compensation for Messrs. Vasington, Nargolwala, Picon, and Lidforss.
In the tables above, the unvested equity fair values were calculated on each of the required measurement dates using assumptions based on criteria consistent with those used for grant date fair value calculations and in accordance with the methodology used for financial reporting purposes. For unvested awards subject to performance-based vesting conditions, the fair values were based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

2026 PROXY STATEMENT - PAGE 55

Most Important Measures
The most important measures determining pay during 2025 were the metrics from our short- and long-term incentive programs, which carried the most influence on pay for our executive officers. Those measures included:

Measure	Program
rTSR	Long-term Incentive Pay - PRSU
ROIC	Long-term Incentive Pay - PRSU
Adjusted Operating Income Margin(1)	Annual Incentive Bonus
Adjusted Free Cash Flow(2)	Annual Incentive Bonus
(1) Adjusted Operating Income Margin for purposes of the Annual Incentive Bonus excludes any impact from divestitures and final results are inclusive of a proforma based on the annual plan of any divested business.

(2) Adjusted Free Cash Flow for purposes for the Annual Incentive Bonus excludes any impact from acquisition related retention costs deemed as compensation for US GAAP purposes.
Pay Versus Performance Relationship Disclosure
CAP and Cumulative TSR
The following chart demonstrates the amount of CAP to the Company’s PEO for the applicable year and the average amount of CAP to the Company’s non-PEO NEOs as a group in relation to the Company’s cumulative TSR over the last four years. During this four year period, the Company did not use TSR as a performance measure in its executive compensation program.

2026 PROXY STATEMENT - PAGE 56

CAP and Net Income
The following chart demonstrates the amount of CAP to the Company’s PEO for the applicable year and the average amount of CAP to the Company’s non-PEO NEOs as a group in relation to the Company’s net income over the last four fiscal years. The Company does not use net income as a performance measure in its executive compensation program.
CAP and rTSR
The following chart demonstrates the amount of CAP to the Company’s PEO for the applicable year and the average amount of CAP to the Company’s non-PEO NEOs as a group in relation to the Company’s rTSR over the last five fiscal years as presented in the Pay Versus Performance table. While the Company uses numerous financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that rTSR is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company that has the most influence on pay for our NEOs in the most recent fiscal year.

2026 PROXY STATEMENT - PAGE 57

TSR of the Company and TSR of the S&P Industrial Index
The following graph demonstrates the relationship between our TSR and the TSR of the peer group presented for this purpose, the S&P Industrial Index.

2026 PROXY STATEMENT - PAGE 58

PROPOSAL 3: ADVISORY VOTE TO APPROVE FREQUENCY OF FUTURE "SAY-ON-PAY"
☑	The Board of Directors unanimously recommends that shareholders vote, on an advisory basis, for an annual vote (Choice 1 - every year) on the compensation paid to our Named Executive Officers.
As described in Proposal 2 above, SEC regulations afford shareholders an advisory “say-on-pay” vote to approve Sensata’s executive compensation program. As required by Exchange Act Section 14A, this proposal affords shareholders an advisory vote on the frequency of future say-on-pay votes. The advisory vote on the frequency of say-on-pay votes is a non-binding vote as to how often future say-on-pay votes should occur: every year, every two years, or every three years. In addition, shareholders may abstain from voting on this proposal. Exchange Act Section 14A requires Sensata to hold the advisory vote on the frequency of say-on-pay votes at least once every six years.
The Board recommends that the advisory vote on executive compensation be held every year. In formulating its recommendation on this proposal, the Board considered that an advisory vote on executive compensation held every year would best enable shareholders to timely express their views on Sensata’s executive compensation program and enable the Board and the Compensation Committee to determine current shareholder sentiment. While Sensata’s executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on executive compensation provides Sensata with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s Annual Meeting of Shareholders.

Shareholders are being asked to vote among the following frequency options (not solely for or against the recommendation of the Board):

Choice 1—every year;
Choice 2—every two years;
Choice 3—every three years; or
Choice 4—abstain from voting.

This advisory vote on the frequency of future say-on-pay votes is not binding on Sensata or the Board. However, the Board values the input of the shareholders and will take into account the result of the vote when determining the frequency of future say-on-pay votes.

2026 PROXY STATEMENT - PAGE 59

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The Audit Committee appointed Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the year ending December 31, 2026. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders do not ratify the selection, it will be deemed notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.
Representatives of Deloitte will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2025. They also will have the opportunity to address the Annual Meeting if they desire to do so.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting would ratify the selection of Deloitte.
Audit and Non-Audit Fees
The aggregate fees billed for professional services rendered for us by Deloitte and their affiliates, our independent registered public accounting firm for fiscal years 2025 and 2024, respectively, were as follows:

	2025	2024
	($ in thousands)
Audit Fees	$6,738	$6,652
Audit Related Fees	—	165
Tax Fees	116	494
All Other Fees	4	4
Total Fees	$6,858	$7,315
"Audit Fees" include fees for professional services related to the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to the audit and review of our financial statements. For fiscal years 2025 and 2024, audit fees included fees for professional services relating to the reviews of our quarterly financial statements filed on Form 10-Q for the quarters ended March 31, 2024 through September 30, 2025 and the audits of our annual financial statements filed on Form 10-K for each of the fiscal years 2025 and 2024. Audit Fees also include fees relating to the performance of statutory audits at certain of our non-U.S. subsidiaries.

"Tax Fees" include fees for professional services rendered and expenses incurred during the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to tax planning, tax consulting, and tax compliance.

"All Other Fees" represent fees billed to us for a subscription to the Deloitte accounting research tool.

No other professional services were rendered or fees were billed by Deloitte and Touche LLP for fiscal year 2025.

2026 PROXY STATEMENT - PAGE 60

Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval also may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual explicit case-by-case basis before our independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All audit-related and tax and other services for fiscal years 2025 and 2024 were pre-approved by the Audit Committee.
The Audit Committee considered the compatibility of non-audit services performed by Deloitte, with the maintenance of that firm's independence and determined that in each case, and at all times, Deloitte remained independent.
Audit Committee Report
In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements with our management. The Audit Committee also has discussed with Deloitte the overall scope and plans for their audits of the Company. Furthermore, the Audit Committee has discussed with Deloitte the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, "Communications with Audit Committees." In addition, the Audit Committee has received written disclosures and a letter from Deloitte delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by Deloitte during fiscal year 2025 were compatible with maintaining their independence in performing their audit services. In addition, the Audit Committee met with Deloitte, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2025 audited financial statements be included in the Sensata Annual Report on Form 10-K for filing with the SEC.
The Audit Committee and Board of Directors have recommended the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2026.
From the members of the Audit Committee:
Constance E. Skidmore (Chair)
Daniel L. Black
Steven A. Sonnenberg
Jugal Vijayvargiya

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PROPOSAL 5: ADVISORY RESOLUTION ON DIRECTOR COMPENSATION REPORT
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the approval of the Directors' Compensation Report (items 1 and 3 below).
The Company is subject to disclosure requirements under applicable laws in both the U.S. and U.K. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our U.K. Directors' Compensation Report (the "Report") required under applicable U.K. law in two parts of this proxy statement: (i) the information included in our Compensation Discussion and Analysis, which begins on page 29, and the Tables and Narrative Disclosures, which begin on page 45 (collectively referred to at times in Appendix A as "CD&A"), together with, where expressly referred to, the Board of Directors Information section of this proxy statement, which includes disclosures required by the SEC as well as U.K. law; and (ii) the information in Appendix A, which includes additional disclosures required under the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) Regulations 2008 that apply to the Company. The two parts should be read in conjunction. Pursuant to U.K. law, the Report also forms part of the statutory Annual Reports and Accounts of Sensata Technologies Holding plc for the year ended December 31, 2025. The Report was approved by the Board on April 15, 2026.
In accordance with the requirements of the U.K. Companies Act, the U.K. Annual Report and Accounts contain:
1.    a statement by the Chair of the Compensation Committee of the Board of Directors (the Chairperson’s Statement);
2.    a directors’ compensation policy (the Directors’ Compensation Policy); and
3.    the annual report on directors’ compensation (the Annual Report on Directors’ Compensation), setting out directors’ compensation for the year ended December 31, 2025.
The Chairperson’s Statement and the Annual Report on Directors’ Compensation is reproduced in Appendix A to this proxy statement. An annual non-binding advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature (which means the Directors’ entitlements to compensation are not conditional upon the resolution being passed), the Board intends to carefully consider the results of this vote. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.
The Directors’ Compensation Policy (referred to in Item 2 above), is subject to a separate binding shareholder vote once every three years, was last approved by shareholders in 2025, and will next be put to shareholders for approval at the
2028 annual general meeting of shareholders.

2026 PROXY STATEMENT - PAGE 62

PROPOSAL 6: RESOLUTION TO APPROVE THE AMENDMENT TO THE COMPANY'S 2021 EQUITY INCENTIVE PLAN
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the amendment of the Company's 2021 Equity Incentive Plan.
General Information
On April 27, 2026, the Board adopted, subject to shareholder approval, an amendment to the 2021 Equity Incentive Plan (the "2021 Plan") to increase the number of shares that may be awarded under the 2021 Plan by 2,890,000 shares to a total of 8,590,000 shares (the "Amendment"). The 2021 Plan was originally adopted by the Board of Directors on April 9, 2021, and approved by the Company's shareholders on May 27, 2021. Upon adoption, the 2021 Equity Plan initially had 5,700,000 shares available for issuance. As of April 1, 2026, there were 2,170,695 shares remaining for issuance under the 2021 Plan. The 2021 Plan is currently our only equity plan for issuing new equity compensation awards.
The number of shares currently remaining available for issuance under the 2021 Plan is not expected to be sufficient for future granting needs and therefore our Board requests shareholder approve the Amendment. Increasing the number of ordinary shares reserved and available for issuance under the 2021 Plan will (i) provide a competitive total compensation opportunity that will enable us to attract, retain and motivate highly qualified executives and key employees and (ii) align compensation opportunities with shareholder interests. Our Board of Directors believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key employees. Given the intense competition for talented individuals, our ability to offer competitive compensation packages, including those with equity-based incentives, is particularly important.
If our shareholders do not approve this proposal, the 2021 Plan will remain in effect in its current form. However, without an adequate share reserve, the Compensation Committee may be required to revise its compensation philosophy and formulate cash-based programs that may be less effective in attracting, retaining, and compensating eligible officers, employees and non-employee directors and in creating alignment between our leadership and shareholders.
The following is a summary of the material terms of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan filed with the SEC as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed on July 27, 2021, and the proposed Amendment attached as Appendix C to this proxy statement.

Share History and Usage
The following table sets forth information regarding stock-settled, time-vested equity awards granted and target performance-based equity awards vested over each of the last three fiscal years (rounded to the nearest one hundred):

	Year Ended December 31,			3-Year Average

	2025	2024	2023

Stock options & SARs granted (a)	0	0	0
Restricted stock and restricted stock units granted (b)	1,163,100	1,054,000	599,000
Performance restricted stock units vested* (c)	96,900	249,100	228,600
Total equity awards (a+b+c)	1,260,000	1,303,100	827,600
Weighted average shares of Common Stock outstanding (d)	146,520,000	150,401,000	152,089,000
Share usage rate ((a+b+c)/d)	0.86%	0.87%	0.54%	0.76%
* Number of performance restricted stock units granted was 522,200 in 2025, 323,000 in 2024, and 348,000 in 2023.

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Overhang as of April 1, 2026

The following table sets forth certain information as of April 1, 2026, unless otherwise noted, with respect to the Company’s outstanding equity awards under the 2021 Plan.

Shares available for grant under the 2021 Plan	2,170,695
Shares subject to outstanding stock options/SARs	474,751
Weighted-average exercise price of outstanding stock options/SARs	$44.55
Weighted–average remaining term of outstanding stock options/SARs	1.9	years
Shares subject to outstanding full-value stock awards	2,538,494
Total outstanding stock options/SARs and full-value stock awards	3,013,245
Proposed increase to share reserve under the Amendment	2,890,000
Shares of Common Stock outstanding as of April 1, 2026	145,109,193
Our Board recognizes the impact of dilution on our shareholders and has evaluated this share request in the context of the need to motivate, retain, and ensure that our leadership team and key employees are focused on our strategic priorities. If the Amendment to the 2021 Plan is approved, the total fully-diluted overhang as of April 1, 2026 would be approximately 5.2%. Fully-diluted overhang is calculated as the sum of awards outstanding plus the proposed share reserve under the 2021 plan (numerator) divided by the sum of the numerator and basic shares of Common Stock outstanding, with all data effective as of April 1, 2026. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
We expect that the share reserve under the 2021 Plan, if the Amendment is approved by our shareholders, will be sufficient for awards to attract, retain, and motivate employees for approximately three years. Expectations regarding future share usage could be impacted by a number of factors including but not limited to the future performance of our stock price, the rate at which shares are returned to the 2021 Plan reserve under permitted addbacks, hiring and promotion activity, and other factors. We believe the assumptions used are reasonable, but future share usage may differ from current expectations.
As of April 1, 2026, the per-share closing price of our common stock as reported on the New York Stock Exchange was $35.18
New Plan Benefits
The Compensation Committee in its discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible individuals if the Amendment to the 2021 Plan is approved by the shareholders. The following table sets forth information with respect to the number of outstanding time-vested restricted stock units and performance-based stock units that have been granted under the 2021 Plan as of April 1, 2026 to the named executive officers listed in our Fiscal 2025 summary compensation table as well as to our executive officers, directors, and other employees. No stock options have been granted under the 2021 Plan.

	Time-vested restricted stock units (#)	Performance-based restricted stock units(1) (#)
Stephan von Schuckmann Chief Executive Officer	111,285	204,023
Andrew Lynch Executive Vice President, Chief Financial Officer	34,787	73,905
Brian Roberts Former Executive Vice President, Chief Financial Officer	—	—
Lynne Caljouw Executive Vice President, Chief Human Resources Officer	34,363	90,572
Patrick Hertzke Executive Vice President, Chief Growth & Transformation Officer	42,930	44,318
George Verras Executive Vice President, Chief Technology Officer	—	—
All current executive officers, as a group (10 persons)	380,591	697,883
All current non-employee directors, as a group (11 persons)	67,958	—
All current or former employees who are not current executive officers, as a group	1,045,504	513,900
(1) Assumes maximum vesting of target units that could be earned if the highest level of performance is attained.

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Summary of the 2021 Equity Incentive Plan

Administration
The Compensation Committee of the Board of Directors will administer the 2021 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2021 Plan. The Compensation Committee may delegate the authority to grant awards to one or more officer or director, subject to any terms, conditions or limitations the Compensation Committee may impose. However, the Compensation Committee may not delegate such authority with respect to awards granted to officers subject to Section 16 of the Exchange Act or if such delegation would cause the 2021 Plan not to comply with applicable laws or exchange rules. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the 2021 Plan may be deferred automatically or at the election of either the holder of the award or the Compensation Committee. Subject to the provisions of the 2021 Plan, the Compensation Committee may amend or waive the terms and conditions or accelerate the exercisability or the lapse of any restrictions relating to any outstanding award. The Compensation Committee has authority to interpret the 2021 Plan and establish rules and regulations for the administration of the 2021 Plan. In addition, the Board may exercise the powers of the Compensation Committee at any time.
Eligible Participants
Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to us or any of our affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the 2021 Plan. As of the date of this proxy statement, approximately 858 employees, officers, and non-employee directors would be eligible as a class to be selected by the Compensation Committee to receive awards under the 2021 Plan. Due to the nature of the relationships, it is not possible to determine how many consultants or independent contractors would be eligible to receive awards under the 2021 Plan, but no awards to this group are currently planned or contemplated.
Shares Available For Awards and Other Limits on Awards
The 2021 Plan, as amended, would provide for the issuance of up to 8,590,000 authorized shares of ordinary shares, subject to certain equitable and share counting adjustments as described below.
Certain awards under the 2021 Plan are subject to the following limitations:
•A maximum of 8,590,000 shares will be available for granting incentive stock options under the 2021 Plan, subject to the provisions of Sections 422 or 424 of the Internal Revenue Code or any successor provision.
•The maximum value of all equity and cash-based compensation granted to a non-employee director in any calendar year for service as a non-employee director for such year cannot exceed $750,000 (and for this purpose, equity value is determined using grant date value under applicable financial accounting rules). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
•The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2021 Plan.
Any shares that are tendered or withheld to pay the exercise price of stock options via a “net exercise” or to pay tax withholding obligations with respect to any award will not be available for issuance of future awards under the 2021 Plan. In addition, shares subject to SAR that are not issued when such right is settled and shares repurchased using stock option exercise proceeds will not be available for future issuance under the 2021 Plan.
Types of Awards and Terms and Conditions
The 2021 Plan permits the granting of:
•stock options (including both incentive and non-qualified stock options);
•SARs
•restricted stock and restricted stock units (subject to time- or performance-based vesting conditions);
•dividend equivalents; and
•other stock-based awards (which may be payable in shares, cash, or other forms).

2026 PROXY STATEMENT - PAGE 65

Awards may be granted alone, in addition to, in combination with, or in substitution for, any other award granted under the 2021 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, ordinary shares, or other securities, or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our ordinary shares on the date of grant of such option or SAR except if the award is in substitution for an award previously granted by an entity acquired by us. The fair market value of a share will be the closing price of one share as reported on the NYSE as of the applicable date, unless otherwise determined by the Compensation Committee. The term of awards will not be longer than ten years (except that award agreements may provide, to the extent consistent with Section 409A of the Internal Revenue Code, in the event the exercise of the award is tolled not more than 30 days because the exercise would otherwise violate applicable law or any Company policy).
Stock Options. The holder of an option will be entitled to purchase a number of our ordinary shares at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.
Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of our ordinary shares over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.
Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive our ordinary shares, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Compensation Committee, subject to the minimum vesting provisions described above. For example, awards may, at the Compensation Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals (including goals specific to the participant's individual performance) established by the Compensation Committee, or upon any combination of service-based or performance-based conditions (subject to minimum vesting requirements). A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (other than performance of service alone) is generally referred to as a performance-based stock unit (PSU) award.
Dividend Equivalents. Dividend equivalents entitle holders to receive payments (in cash, our ordinary shares, other securities or other property) equivalent to the amount of dividends paid by us to our shareholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents may not be awarded with respect to grants of options, stock appreciation rights or any other awards the value of which is based solely on an increase in the value of shares after the grant date. Dividends and dividend equivalent amounts with respect to any share underlying any other award may be accrued but not paid to a holder unless and until all conditions or restrictions relating to such share (of the underlying award) have been satisfied.
Other Stock-Based Awards. The Compensation Committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our ordinary shares. Any of our ordinary shares delivered pursuant to a purchase right must be purchased for consideration having a value equal to at least one hundred percent (100%) of the fair market value of the shares on the date the purchase right is granted.
Duration, Termination and Amendment. The 2021 Plan will expire on May 27, 2031 unless discontinued or terminated by the Board. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2021 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date. The Board and, pursuant to the delegation of its authority, the Compensation Committee, may at any time and for any reason amend the 2021 Plan, except that it must obtain shareholder approval of material amendments, including any addition of shares or repricing of stock options or SARs after the date of their grant as required by NYSE Listing Rules. The Compensation Committee may amend or terminate any outstanding award, but (except as provided below with respect to certain corporate transactions) not without the consent of any award recipient or beneficiary if such action would adversely affect the rights of the holder of the award.

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Performance Goals
Awards may be granted subject to the achievement of one or more performance goals established by the Compensation Committee, which may be based on the attainment of specified levels, which may be determined in accordance with accounting principles generally accepted in the U.S. ("GAAP") or on a non-GAAP basis, of one or more of the following: (i) earnings per share; (ii) sales; (iii) operating income; (iv) net income (before or after taxes); (v) cash flow; (vi) gross profit; (vii) gross or operating margin; (viii) working capital; (ix) earnings before interest and taxes; (x) earnings before interest, tax, depreciation and amortization; (xi) return measures, including return on invested capital, sales, assets, or equity; (xii) revenues; (xiii) market share; (xiv) the price or increase in price of ordinary shares; (xv) total shareholder return; (xvi) economic value created or added; (xvii) expense reduction; (xviii) implementation or completion of critical projects, including acquisitions, divestitures, and other strategic objectives, including market penetration and product development; or (xix) specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long‑term or short‑term public or private debt or other similar financial obligations of the Company; and any other metric that may be determined by the Committee. Such performance goals also may be based solely by reference to the Company’s performance, or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon the Company's performance relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (ii) asset write-downs, (iii) litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (vii) foreign exchange gains and losses, (vii) a change in the fiscal year of the Company, (ix) the refinancing or repurchase of bank loans or debt securities, (x), unbudgeted capital expenditures, (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (xii) conversion of some or all of convertible securities to common stock, (xii) any business interruption event (xiv) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (xv) the effect of changes in other laws or regulatory rules affecting reported results. The Committee may adjust upwards or downwards the amount payable pursuant to such performance-based Award, and the Committee shall certify the amount of any such Award for the applicable performance period before payment is made.
Minimum Vesting Requirements
No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent of the aggregate number of shares available for issuance under the 2021 Plan (subject to certain equitable adjustments), without regard to this minimum vesting requirement, and the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards, (iii) awards to directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.
Corporate Transactions
Under the 2021 Plan, there is no automatic vesting upon a change in control, unless provided otherwise in an Award Agreement.
Prohibition on Repricing Awards
Without the approval of our shareholders and except as pursuant to certain equitable adjustments as described in the 2021 Plan, (a) no option or SAR may be amended to reduce its exercise or grant price and (b) no "underwater" option or SAR may be cancelled and replaced with an option or SAR having a lower exercise price, cash, or other awards or securities (except in connection with a change in control).
Transferability of Awards
No award under the 2021 Plan (other than fully vested and unrestricted shares) and no right under any such award are transferable other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. However, the Compensation Committee may permit an award to be transferred to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Compensation Committee may allow award recipients to designate a beneficiary or beneficiaries to exercise the rights of the award recipient and receive any property distributable with respect to any award in the event of an award recipient’s death.

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Clawback and Recoupment
Awards under the 2021 Plan will be subject to the Company’s clawback policy, as in effect from time to time (which is described in more detail in the CD&A section of this proxy statement). If in the future there is no such clawback policy in effect, then awards under the 2021 Plan will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria, and if the Company or any of its Subsidiaries terminate a participant’s service relationship due to the grantee’s gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement.
In addition, if a participant has engaged in any detrimental activity (for example, breach of any confidentiality, non‑compete, non‑solicitation or similar agreement with the Company or any of its Subsidiaries), the Committee may, in its sole discretion, provide for cancellation of any or all of such participant’s outstanding awards or forfeiture by the participant of any gain realized in respect of awards, and repayment of any such gain promptly to the Company.
Summary of Federal Income Tax Consequences
The following discussion of the federal income tax consequences of the 2021 Plan is intended to be a summary of the applicable federal law as currently in effect. Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2021 Plan or of stock awards granted under the 2021 Plan. Because the federal income tax rules governing stock awards and related payments are complex and subject to frequent change, participants are advised to consult their individual tax advisors.
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of our ordinary shares acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our ordinary shares received are taxable to the recipient as ordinary income and generally deductible by us.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Restricted Stock Awards. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units and Other Stock-Based Awards. Recipients of grants of restricted stock units (including performance stock units) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed

2026 PROXY STATEMENT - PAGE 68

as ordinary income. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the participant’s tax basis is generally equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2021 Equity Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. Therefore, compensation paid annually to an executive covered by Section 162(m) of the Code under the 2021 Stock Plan in excess of $1 million generally will not be deductible.
Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six (6) months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Delivery of Shares for Tax Obligation. Under the 2021 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver our ordinary shares (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.
Registration with the SEC
If the amendment to the 2021 Plan is approved by shareholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the additional shares of the Company’s ordinary shares authorized for issuance pursuant to the 2021 Plan as soon as reasonably practicable following shareholder approval.

Board Voting Recommendation
The Board of Directors unanimously recommends that shareholders vote "FOR" the approval of the amendment to the Company's 2021 Plan. The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the Company's 2021 Plan.

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PROPOSAL 7: APPOINTMENT OF U.K. STATUTORY AUDITOR
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the appointment of Deloitte Ireland LLP as U.K. Statutory Auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 7 seeks your approval of the appointment of Deloitte Ireland LLP, to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by a proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of Deloitte Ireland LLP is approved, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different U.K. statutory auditor at any time it decides that such a change would be in the best interest of the Company and its shareholders.

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PROPOSAL 8: AUTHORIZATION OF THE AUDIT COMMITTEE TO DETERMINE U.K. STATUTORY AUDITOR'S REMUNERATION
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Audit Committee to determine our U.K. statutory auditor's remuneration for and on behalf of the Board.

Under the U.K. Companies Act, the remuneration of our U.K. statutory auditor must be fixed by the Company's shareholders by ordinary resolution or in such manner as the Company's shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee to determine Deloitte Ireland LLP's remuneration as our U.K. statutory auditor for the year ending December 31, 2026, for and on behalf of the Board.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal.

2026 PROXY STATEMENT - PAGE 71

PROPOSAL 9: RESOLUTION TO RECEIVE THE 2025 ANNUAL REPORT AND ACCOUNTS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the receipt of the Company's 2025 Annual Report and Accounts.
Under the U.K. Companies Act, we are required to present to our shareholders our Annual Report, including the 2025 Annual Accounts and related directors' and auditor's reports for fiscal year 2025.
We also will provide shareholders with an opportunity to ask any relevant and appropriate questions of the representatives of Deloitte & Touche, LLP in attendance at the Annual Meeting.
Our 2025 Annual Accounts are audited and prepared in accordance with IFRS. The 2025 Annual Accounts contain certain disclosures not required under generally accepted accounting principles in the United States. A copy of our 2025 Annual Accounts can be accessed through our website, http://annualmeeting.sensata.com, and may also be obtained free of charge by request to Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

2026 PROXY STATEMENT - PAGE 72

PROPOSAL 10: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the form of share repurchase contracts and potential repurchase counterparties.
Under the U.K. Companies Act, we may only repurchase ordinary shares in accordance with specific procedures for "off market purchases" of such shares because, and solely for the purposes of the U.K. Companies Act, any repurchase of our shares through the NYSE constitutes an "off market" transaction. As such, these repurchases only may be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases under these contracts through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.
Approval of the forms of contracts and counterparties is not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a repurchase program to be approved by the Board. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made, save as set out below.
Material Contract Terms
We are seeking approval of four share repurchase contract forms. The agreements are similar to the forms of agreement approved by our shareholders at our 2025 annual general meeting of shareholders.
The form of agreement attached as Appendix D to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Sensata may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the common shares as principal and sell any share purchased to Sensata in record form.
The form of agreement attached as Appendix E to this proxy statement includes repurchase plans that we may execute from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to Sensata in certificated form.
The form of agreement attached as Appendix F to this proxy statement is a form of issuer stock repurchase agreement that is a written plan (the "10b5-1 Trading Plan") intended to satisfy the requirements of Rule 10b5-1(c) of the Exchange Act. During the term of the 10b5-1 Trading Plan, the counterparty will purchase shares on the NYSE at such prices and in such quantities as Sensata has instructed in a schedule attached to the agreement. The agreement provides that the counterparty will purchase the common shares and sell them to Sensata on a riskless principal basis in accordance with the terms of the 10b5-1 Trading Plan.
The form of agreement attached as Appendix G to this proxy statement is a form of accelerated stock repurchase agreement whereby the company will receive a portion of the repurchased shares upon the entering into the program. During the term of the agreement, the counterparty will purchase shares on the NYSE, or other off-market venues to hedge its obligation under the agreement. The counterparty will deliver any shares not previously delivered to the company under the terms of the agreement at the conclusion of the agreement’s term. As part of the terms of the agreement, the counterparty may guarantee a discount to the arithmetic average of the daily volume weighted average prices of the company’s stock during the term of the program.

2026 PROXY STATEMENT - PAGE 73

Counterparties for Approval
We only may enter into share repurchase contracts with counterparties approved by our shareholders. As a result, we are seeking approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

BofA Securities, Inc.	HSBC Securities (USA) Inc.	TD Securities (USA) LLC
Bank of Tokyo-Mitsubishi UFJ, Ltd.	Mizuho Securities USA LLC	RBC Capital Markets, LLC
Barclays Capital Inc.	J.P. Morgan Securities LLC
Goldman, Sachs & Co. LLC	Morgan Stanley & Co. LLC
Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Bassett, Swindon, Wiltshire, United Kingdom SN4 8SY, for the period from the date of this proxy statement and ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties also will be available for inspection at the Company's registered office in the foregoing sentence from May 1, 2025 through the Annual Meeting and then at the Annual Meeting.
Expiration of Authority
Under the U.K. Companies Act, we must seek authorization for share repurchase contracts and counterparties at least every five years. The Company intends to seek authorization for this proposal on an annual basis. If this proposal is approved, we may repurchase shares pursuant to the form of contracts attached at Appendix D, Appendix E, Appendix F and Appendix G with the approved counterparties set forth above until the fifth anniversary of the Annual Meeting.
The affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve this Proposal No. 10.

2026 PROXY STATEMENT - PAGE 74

PROPOSAL 11: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue equity securities.
The ordinary resolution described in this Proposal 11 is required under the U.K. Companies Act for the Company to issue equity securities and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the United States.
Under the U.K. Companies Act, directors are, with certain exceptions (such as in connection with employees’ share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association. Unlike most companies listed on the NYSE with perpetual authority under their charter or articles of incorporation, our directors' current authority to issue equity securities will expire at the end of the Annual Meeting.
The Company proposes that the shareholders authorize the directors at the Annual Meeting to generally and unconditionally, subject to the provisions of our Articles and the U.K. Companies Act and up to an aggregate nominal amount of €290,864 (which represents an amount that is approximately equal to 20 percent of the aggregate nominal value of the issued share capital of the Company as of April 20, 2026, the latest practicable date prior to the publication of the Proxy Statement), authorize the directors of the Company, in accordance with section 551 of the U.K. Companies Act, to exercise all the powers of the Company:
(a) to allot securities in the Company and to grant rights to subscribe for or to convert any security into shares in the Company; and
(b) to allot equity securities (with the meaning of section 560 of the Act) by way of a rights issue.

The authority set forth in (b) above will authorize the directors to allot equity securities in the context of a rights issue in favor of holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and of equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, and so that the directors may impose any limits or restrictions and make any arrangements that they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or the requirements of any regulatory body or stock exchange or any other matter. Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (a) and (b) may not exceed €290,864 or 20 percent of the aggregate nominal value of our issued share capital as of April 20, 2026.

Unless previously renewed, revoked or varied, the authority conferred by this Amended Proposal 9 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2027), save that the Company may, before such expiry make offers or enter into agreements that would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements. The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2026 Annual General Meeting” beginning on page 85 of this proxy statement. There is no present intention to exercise this authority.
If this proposal is approved, our Board may allot equity securities up to the aggregate nominal value of equity securities set forth above until the next annual general meeting or August 31, 2027. In order to continue allotting shares after the Annual Meeting if this proposal does not receive shareholder approval, including to raise capital or to engage in merger and acquisition activity where the Company would like to issue shares, we would be required to seek shareholder approval of the authority to allot equity securities at a future general meeting or annual general meeting.

2026 PROXY STATEMENT - PAGE 75

PROPOSAL 12: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES WITHOUT PRE-EMPTIVE RIGHTS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity shares without the application of pre-emptive rights.
The special resolution proposed in this Proposal 12 is required under the U.K. Companies Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the U.S.
In addition to the authorization to allot securities as set forth in Proposal 11, under the U.K. Companies Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a general meeting of shareholders disapplying such pre-emption. Unlike most companies listed on the NYSE, which have no similar restrictions, our Board can only disapply pre-emptive rights in respect of such issuances authorized by our shareholders.
The Company proposes that, subject to the passing of the resolution included in Proposal 11, the directors of the Company be generally empowered to:
(a)     (pursuant to section 570 of the U.K. Companies Act) allot equity securities (as defined in section 560 of the U.K. Companies Act) pursuant to the authority conferred by Proposal 11 for cash, and/or
(b)     pursuant to section 573 of the U.K. Companies Act) sell ordinary shares held by the Company as treasury shares for cash, in each case, free of the restriction in section 561 of the U.K. Companies Act. This resolution would give the directors the ability to raise additional capital by selling Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.
The power would be limited to allotments and/or sales of treasury shares for cash:
(a)    in the case of allotments authorized by paragraph (a) of Proposal 11, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer of up to an aggregate nominal amount of €145,432; and
(b)    in the case of allotments authorized by paragraph (b) of Proposal 11, of the equity securities to be issued in connection with a rights issue.
The amount set forth in paragraph (a)(ii) above represents approximately 10% of the issued ordinary share capital of the Company as of April 20, 2026, the latest practicable date prior to the publication of this proxy statement. The directors will only allot shares with a nominal value of more than €72,716, being approximately 5% of the issued ordinary share capital of the Company as of April 20, 2026, for cash pursuant to this authority where that allotment is in connection with an acquisition or a specified capital investment which is announced at the same time as the allotment, or which has taken place in the preceding six-month period and is disclosed in the announcement of that allotment. The authority to allot the additional 5% of the issued share capital would not be used as a matter of routine, but only where the flexibility is merited by the nature of the transaction and is thought to be to the advantage of shareholders as a whole.
This resolution would provide the directors with additional flexibility to pursue strategic transactions and to finance growth with equity.
Unless previously renewed, revoked, or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2027), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2026 Annual General Meeting” on page 85 of this proxy statement. There is no present intention to exercise this authority.

2026 PROXY STATEMENT - PAGE 76

Under the U.K. Companies Act, the authorization of the Board to issue shares without pre-emptive rights must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.
Under the U.K. Companies Act, the Company must seek authorization to allot equity securities without the application of pre-emptive rights at least as often as it is required to seek authorization to allot equity securities. If this proposal is approved, our Board may allot equity securities as limited by this resolution without the application of pre-emptive rights until the next annual general meeting or August 31, 2026.
In order to continue allotting equity securities without the application of pre-emptive rights following the Annual Meeting if this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to allot equity securities at a future annual general meeting.

2026 PROXY STATEMENT - PAGE 77

PROPOSAL 13: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES UNDER OUR EQUITY INCENTIVE PLANS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue shares in connection with the Company's equity incentive plans.
The ordinary resolution proposed in this Proposal 13 is required under the U.K. Companies Act to enable the Company to issue shares to participants in its equity incentive plans. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association.
At the 2026 annual general meeting, we are asking our shareholders to approve an amendment to the Company's 2021 Equity Incentive Plan (the "2021 Equity Plan") to increase the number of ordinary shares for issuance under the 2021 Equity Plan to 8,590,000. 5,060,695 ordinary shares will be reserved and available for issuance when the amendment to the 2021 Equity Plan is approved. If the amendment to the 2021 Equity Plan is not approved, then the aggregate number of authorized shares that will be reserved and available for issuance under the 2021 Equity Incentive Plan as of April 1, 2026 is 2,170,695 shares of common stock, subject to adjustment as in the 2021 Equity Incentive Plan.
Unlike most companies listed on the NYSE who have authority under their equity plans to grant and issue shares following shareholder approval of the plan, our authority as a U.K. company to issue shares under our equity plans only continues until this upcoming Annual Meeting. As a result, the Company proposes that the shareholders authorize the directors at the Annual Meeting to exercise all the powers of the Company to allot (or issue) shares in the Company pursuant to our equity plans equal to an aggregate nominal amount of: (i) €50,606 if the amendment to the 2021 Equity Plan is approved by shareholders; or (ii) €21,706 if the amendment to the 2021 Equity Plan is not approved by shareholders.
The Company expects to seek renewal of this authority annually. Therefore, unless previously renewed, revoked or varied, the authority conferred by this Proposal 13 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company. Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances or equity plans. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2026 Annual General Meeting" on page 85 of this proxy statement.
If this proposal is approved, our Board may issue shares pursuant to the 2021 Equity Incentive Plan, up to the aggregate nominal value of shares set forth above until the end of the next annual general meeting. If shareholders do not approve this proposal, we will not have the authority to issue any shares under our equity plans, and we would be required to seek shareholder approval to issue shares under our equity plans at a future meeting.

2026 PROXY STATEMENT - PAGE 78

PROPOSAL 14: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity securities under our Equity Plans without the application of pre-emptive rights.

The special resolution described in this Proposal 14 is required under the U.K. Companies Act to issue equity securities under our equity plans without first offering these securities, in proportion to their existing holdings, to current shareholders. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, our issuance of any equity securities must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a meeting of shareholders disapplying such preemption.
We propose that, subject to the passing of the resolution in Proposal 13, our Board be generally empowered to issue equity securities (as defined in section 560 of the U.K. Companies Act), up to an aggregate nominal amount of: i) €50,606 if the amendment to the 2021 Equity Plan is approved by shareholders; or (ii) €21,706 if the amendment to the 2021 Equity Plan is not approved by shareholders, pursuant to the authority conferred by Proposal 13, free of the pre-emptive rights set forth in section 561 of the U.K. Companies Act. Absent this ability, our flexibility to issue shares previously authorized by shareholders in connection with our Equity Plans would be severely limited.
The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2026 Annual General Meeting" on page 85 of this proxy statement.
If this proposal is approved, our Board may issue equity securities under the 2021 Equity Incentive Plan without the application of pre-emptive rights until the end of our next annual general meeting. If this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to issue equity securities under the Equity Plans without the application of pre-emptive rights at a future shareholders meeting.

2026 PROXY STATEMENT - PAGE 79

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board of Directors has adopted a Related-Person Transactions Policy regarding transactions with related persons. This policy requires that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will then promptly communicate that information and refer any potential related person transaction to the Audit Committee. No related-person transaction will be consummated or will continue without the approval or ratification of the Audit Committee. If advance Audit Committee approval is not feasible, then the related-person transaction shall be considered and may be ratified, modified, or terminated as the Audit Committee may determine at its next regularly scheduled meeting. In determining whether to approve or ratify a related-person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Any director involved in a related-person transaction must recuse themselves from any vote involving the transaction in which he or she may have an interest.
SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE U.K. COMPANIES ACT
Under section 527 of the U.K. Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:
•the audit of the Company's accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the annual general meeting; or
•any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.
The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the U.K. Companies Act. Where the Company is required to place a statement on a website under section 527 of the U.K. Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the U.K. Companies Act to publish on a website.

2026 PROXY STATEMENT - PAGE 80

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company's ordinary shares as of March 30, 2026 held by (1) each person known to us to beneficially own 5% or more of the ordinary shares of the Company; (2) each of the Named Executive Officers and directors; and (3) all of our executive officers and directors as a group.
The percentage of shares beneficially owned is based upon 145,108,151 legally issued ordinary shares according to English law as of March 30, 2026.
Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days and restricted securities that vest within 60 days are deemed to be outstanding and beneficially owned by the person holding these options or securities for the purposes of computing the percentage ownership of that person and any group of which that person is a member. These ordinary shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to applicable community property laws.

Name	Ordinary Shares Beneficially Owned	Percentage of Outstanding Shares
5% Beneficial Owners:
Entities affiliated with the Vanguard Group, Inc (1)(2)(3)	15,017,354	10.0%
Artisan Partners Limited Partnership (2)(3)	13,742,760	9.0%
BlackRock, Inc.(3)	13,661,554	9.0%
Janus Henderson Group plc (2)(3)	10,059,585	6.9%
T. Rowe Price Associates, Inc. (2)(3)	7,788,639	5.3%
Directors, Director Nominees, and Named Executive Officers: (3)
Stephan von Schuckmann	36,821	*
Andrew C. Lynch	16,197	*
Lynne J. Caljouw	59,764	*
Patrick N. Hertzke	—	*
John P. Absmeier	21,716	*
Daniel L. Black	14,878	*
Lorraine A. Bolsinger	18,785	*
Phillip M. Eyler	3,986	*
John Mirshekari	5,388	*
Laurie Schupmann	—	*
Constance E. Skidmore	27,343	*
Steven A. Sonnenberg	18,827	*
Martha N. Sullivan	643,022	*
Andrew C. Teich	40,720	*
Jugal Vijayvargiya	7,349	*
Stephen M. Zide	33,914	*
All directors and executive officers as a group (16 persons)	948,710	*
*Less than 1%
(1)     Based on information in the Schedule 13G/A filed with the SEC on April 7, 2025. On March 27, 2026, the Vanguard Group, Inc. subsequently reported in a Schedule 13G/A filing with the SEC that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over the Company's securities beneficially owned by various Vanguard subsidiaries and/or business divisions as of March 13, 2026. The Vanguard Group, Inc. also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis). The Company is not aware of any Schedule 13G filed by Vanguard Capital Management,

2026 PROXY STATEMENT - PAGE 81

Vanguard Portfolio Management, or any related Vanguard entities reporting beneficial ownership of the Company's securities as March 30, 2026.
(2)    Reporting person is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.
(3)    Information for our shareholders that beneficially own greater than 5% of our ordinary shares can be disaggregated as follows

			Ordinary Shares
	Source of Information		Voting Power		Dispositive Power
	Schedule	Filing Date	Sole	Shared	Sole	Shared	Address
The Vanguard Group, Inc	13G/A	4/7/25	—	89,985	14,746,936	270,418	100 Vanguard Blvd. Malvern, PA 19355
Artisan Partners Limited Partnership	13G/A	5/15/25	—	13,483,627	—	13,742,760	875 East Wisconsin Avenue Suite 800 Milwaukee, WI 53202
BlackRock, Inc.	13G/A	11/8/24	13,346,148	—	13,661,554	—	55 East 52nd Street New York, NY 10055
Janus Henderson Group plc	13G/A	11/14/25	—	10,059,585	—	10,059,585	201 Bishopsgate EC2M 3AE United Kingdom
T. Rowe Price Associates, Inc.	13G	2/17/26	7,759,031	—	7,788,581	—	1307 Point Street Baltimore, MD 21231
(3)    Information regarding the holdings of our directors, director nominees, and Named Executive Officers can be disaggregated as follows:

	Direct Holdings				Indirect Holdings
	Ordinary Shares	Options		Restricted Securities	Ordinary Shares
	Held at 3/30/26	Currently Exercisable	Exercisable within 60 days	Vesting within 60 days	Held at 3/30/26
Stephan von Schuckmann	36,821	—	—	—	—
Andrew C. Lynch	8,672	—	—	7,525	—
Lynne J. Caljouw	30,203	8,579	—	20,982	—
Patrick N. Hertzke	—	—	—	—	—
John P. Absmeier	21,716	—	—	—	—
Daniel Black	14,878	—	—	—	—
Lorraine A. Bolsinger	18,785	—	—	—	—
Phillip M. Eyler	3,986	—	—	—	—
John Mirshekari	5,388	—	—	—	—
Laurie Schupmann	—	—	—	—	—
Constance E. Skidmore	27,343	—	—	—	—
Steven A. Sonnenberg	18,827	—	—	—	—
Martha N. Sullivan	363,712	279,310	—	—	—
Andrew C. Teich	40,720	—	—	—	—
Jugal Vijayvargiya	7,349	—	—	—	—
Stephen M. Zide	33,914	—	—	—	—

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our Section 16 officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our Section officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file. Based solely on our review of these forms and written representations received from certain reporting persons, we believe that, except as stated in the paragraph below, during 2025 all of our Section 16 officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.
Ms. Martins' initial Form 3 which was due on August 11, 2025, was filed 3 days late on August 14, 2025 as a result of delay in receiving Ms. Martins' CIK codes. Mr. Hertzke also had one late report relating to his initial acquisition of stock that occurred on September 2, 2025, that was reported on a Form 4 filed two days late on September 8, 2025. This late filing was the result of delay in receiving Mr. Hertzke's CIK codes.

2026 PROXY STATEMENT - PAGE 82

PROPOSALS FOR THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Rule 14a-8 Proposals
Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 annual general meeting of shareholders must submit the proposal to the Company Secretary of Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or December 30, 2026, unless the date of the 2027 annual general meeting of shareholders is changed by more than 30 days from the date of the AGM, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals
Shareholders intending to include a proposal on the agenda for the 2027 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our Articles of Association and English law. Under Section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company Secretary of Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders. Additionally, in accordance with our Articles of Association, shareholders who intend to nominate a director to be elected at the 2027 annual general meeting of shareholders must provide the Company Secretary with written notice of such nomination 7 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact the Company Secretary at companysecretary@sensata.com for a copy of the relevant provisions of our Articles of Association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under our Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2027.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

SOLICITATION OF PROXIES
We are paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation by telephone or facsimile, either by our regular employees (without additional compensation) or by a third party contractor, Laurel Hill Advisory Group, LLC, 1-888-742-1305. We will incur approximately $12,000 as a result of our contract with Laurel Hill Advisory Group, LLC. In addition, we reimburse contractors, brokers, banks, and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our shareholders.

GENERAL AND HOUSEHOLDING OF PROXY MATERIALS
The Sensata Technologies Holding PLC Annual Report for the fiscal year ended December 31, 2025 is being made available to shareholders together with this Proxy Statement. The Annual Report is not part of the soliciting materials.
The information set forth in this Proxy Statement under the captions "Report of the Compensation Committee of the Board of Directors" and "Report of the Audit Committee of the Board of Directors" shall not be deemed to be (i) incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing we expressly incorporate such information by reference, or (ii) "soliciting material" or "filed" with the SEC.

2026 PROXY STATEMENT - PAGE 83

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Company at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting.

By Order of the Board of Directors,
Andrew C. Teich
Chairman of the Board
April 29, 2026
A copy of the Sensata Technologies Holding plc Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules thereto, is available without charge upon written request to: Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.

2026 PROXY STATEMENT - PAGE 84

SHAREHOLDER RESOLUTIONS FOR 2026 ANNUAL GENERAL MEETING
Proposal 1: Ordinary Resolution to Approve the Election of Directors
IT IS PROPOSED THAT each of the following individuals be, and each of the following hereby is, by way of separate ordinary resolution, elected to serve as director until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation:

John P. Absmeier
Daniel L. Black
Lorraine A. Bolsinger
Phillip M. Eyler
Laurie Schupmann
Constance E. Skidmore
Martha N. Sullivan
Andrew C. Teich
Jugal Vijayvargiya
Stephan von Schuckmann
Stephen M. Zide

Proposal 2: Ordinary Advisory Resolution on Executive Compensation
IT IS PROPOSED THAT, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on June 9, 2026, pursuant to Item 402 of Regulation S-K (including the disclosures set forth in the compensation discussion and analysis, tables and accompanying narrative disclosures) be, and it hereby is approved.

Proposal 3: Ordinary Advisory Resolution to Approve Frequency of Future "Say-on-Pay"
IT IS PROPOSED THAT, on an advisory basis, the frequency of future say-on-pay votes shall occur every year.
Proposal 4: Ordinary Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm
IT IS PROPOSED THAT the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026 be, and it hereby is, ratified and approved.
Proposal 5: Ordinary Resolution on Directors' Compensation Report
IT IS PROPOSED THAT, on an advisory basis, the Directors' Compensation Report set out in Appendix A of this proxy statement and included in the Company's annual report and accounts for the year ended December 31, 2025, be and hereby is, approved.
Proposal 6: Ordinary Resolution to Approve the amendment to the 2021 Equity Incentive Plan
IT IS PROPOSED THAT, the Company's amendment to the 2021 Equity Incentive Plan be and hereby is, approved.
Proposal 7: Ordinary Resolution to Approve the Appointment of U.K. Statutory Auditor
IT IS PROPOSED THAT the appointment of Deloitte Ireland LLP as the U.K. Statutory Auditor of the Company, to hold office until the conclusion of the next annual general meeting of shareholders be, and hereby is, approved.

Proposal 8: Ordinary Resolution to Authorize the Audit Committee to Determine the Company’s U.K. Statutory Auditor’s Remuneration for and on behalf of the Board
IT IS PROPOSED THAT the Audit Committee be authorized for and on behalf of the Board to determine the remuneration of Deloitte Ireland LLP, the Company's U.K Statutory Auditor.

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Proposal 9: Ordinary Resolution to Receive the Annual Report and Accounts of the Company for the period ended December 31, 2025
IT IS PROPOSED THAT the annual report and accounts for the Company for the year ended December 31, 2025, be and hereby are, received.

Proposal 10: Special Resolution to Approve Forms of Share Repurchase Contracts and Repurchase Counterparties
IT IS PROPOSED THAT, the terms of the proposed share repurchase agreements set out in Appendix D, Appendix E, Appendix F and Appendix G of this proxy statement (the "Share Repurchase Agreements") be and hereby are, approved, provided that:
(a) the maximum price that may be paid to purchase an ordinary share shall be 110% of the last reported sale price per share for ordinary shares on the NYSE or such other exchange on which the ordinary shares are principally listed from time to time, in each case determined at the time that the purchase is made;
(b) the maximum aggregate number or ordinary shares that may be purchased pursuant to the Share Repurchase Agreements shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on June 9, 2026 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and
(c) the authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on June 9, 2031, and the directors and officers of the Company, any one of whom individually or jointly with other director(s) and/or officer(s), be and are hereby authorized to enter into and complete the Share Repurchase Agreements between the Company and any of the approved counterparties listed in Proposal 10 of this proxy statement as the Company may determine.

Proposal 11: Ordinary Resolution to Authorize the Board to Issue Equity Securities
IT IS PROPOSED THAT, in substitution for all existing authorities, the directors of the Company be generally and unconditionally authorized, subject to the provisions of our Articles and in accordance with section 551 of the U.K. Companies Act and up to an aggregate nominal amount of €290,864 (which represents an amount that is approximately equal to 20 percent of the aggregate nominal value of the issued share capital of the Company as of April 20, 2026, the latest practicable date prior to the publication of the Proxy Statement), to exercise all the powers of the Company: (a) to allot securities in the Company and to grant rights to subscribe for or to convert any security into shares in the Company;
and (b) to allot equity securities (with the meaning of section 560 of the Act) by way of a rights issue.
Unless previously renewed, revoked or varied, the authority conferred by this resolution shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2027), save that the Company may, before such expiry, make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.
In this Proposal 11, (i) "rights issue" means an offer to (x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and (y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and (ii) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

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Proposal 12: Special Resolution to Authorize the Board to Issue Equity Securities without Pre-emptive Rights
IT IS PROPOSED THAT, in substitution for all existing authorities, subject to the passing of Proposal 11, the directors of the Company be generally empowered (in accordance with section 570 of the U.K. Companies Act) to allot equity securities (as defined in section 560 the U.K. Companies Act) for cash pursuant to the authority conferred by Proposal 11 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the U.K. Companies Act, provided that this power shall be limited to allotments or sales (a)    in the case of allotments authorized by paragraph (a) of the ordinary resolution set forth in Proposal 11, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of €145,432; and (b) in the case of allotments authorized by paragraph (b) of the ordinary resolution set forth in Proposal 11, of the equity securities to be issued in connection with a rights issue.
Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2027), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. In this Proposal 12, (i) "rights issue" has the meaning given in Proposal 11; (ii) "pre-emptive offer" means an offer of equity securities, open for acceptance for a period fixed by the directors to (x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings, and (y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and (iii) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 13: Ordinary Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans
IT IS PROPOSED THAT the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the U.K. Companies Act) to exercise all the powers of the Company to issue shares in the Company (as defined in section 540 of the U.K. Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of: (i) €50,606 if the amendment to the 2021 Equity Plan is approved by shareholders; or (ii) €21,706 if the amendment to the 2021 Equity Plan is not approved by shareholders, in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied or revoked by the Company in a general meeting.

Proposal 14: Special Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans without Pre-emptive Rights
IT IS PROPOSED THAT, subject to the passing of Proposal 13, the directors be generally empowered (in accordance with section 570 of the U.K. Companies Act) to issue equity securities (as defined in section 560 of the U.K. Companies Act) for cash pursuant to the authority granted by Proposal 13 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Act, up to an aggregate nominal amount of: (i) €50,606 if the amendment to the 2021 Equity Plan is approved by shareholders; or (ii) €21,706 if the amendment to the 2021 Equity Plan is not approved by shareholders in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied, or revoked by the Company in a general meeting but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require equity securities to be issued (and/or treasury shares to be sold) after the authority expires and the directors of the Company may issue equity securities (and/or sell treasury shares) under any such offer or agreement as if the authority conferred hereby had not expired.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual Meeting. They may not address all of the questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, its annexes and the documents referred to in this proxy statement for more information.
Why did I receive these proxy materials?
We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the U.K. Companies Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof. The proxy materials were first made available on or about April 29, 2026 to shareholders who held shares as of April 13, 2026, which we refer to as the "record date".
What matters will be presented for consideration at the Annual Meeting?
Action will be taken at the Annual Meeting with respect to the following proposals, each of which is described more fully below:

1.The election, by way of separate ordinary resolutions, of the eleven nominees named in this proxy statement to serve as directors of the Company until our 2027 annual general meeting of shareholders.
2.An advisory resolution on executive compensation.
3.An advisory resolution on an annual "Say-on-Pay" vote.
4.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.
5.An advisory resolution on our Directors' Compensation Report.
6.An ordinary resolution approving amendment of the Company's 2021 Equity Incentive Plan.
7.The appointment of Deloitte Ireland LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.
8.The authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Deloitte Ireland LLP as the Company’s U.K. statutory auditor.
9.The receipt of the Company's 2025 Annual Report and Accounts.
10.The approval of the form of certain share repurchase contracts to be used in the Company's share repurchase program and the counterparties with whom the Company many conduct such repurchase transactions.
11.The authorization of the directors to issue equity securities.
12.The authorization of the directors to issue equity securities without offering pre-emptive rights required under the U.K. Companies Act.
13.The authorization of the directors to issue equity securities pursuant to our equity incentive plans.
14.The authorization of the directors to issue equity securities pursuant to our equity incentive plans without offering pre-emptive rights required under the U.K. Companies Act.
Are any matters being presented at the Annual Meeting mandated under English law?
Proposals 5 through 14 are items required to be approved by shareholders periodically under the U.K. Companies Act and generally do not have an analogous requirement under U.S. law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.
Will any other matters be decided at the Annual Meeting?
At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement.

2026 PROXY STATEMENT - PAGE 88

Who is entitled to vote at the Annual Meeting?
Holders of ordinary shares, nominal value EUR 0.01 per share, as of the close of business in New York on April 13, 2026, are entitled to vote at the Annual Meeting. As of April 13, 2026, there were 145,432,046 ordinary shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or our Articles of Association, each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting.
What is the difference between holding ordinary shares as a shareholder of record and as a beneficial owner?
If you are registered on the register of members of the Company in respect of ordinary shares, you are considered, with respect to those ordinary shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. If your ordinary shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the notice or proxy card (if you received one).
How do I vote my shares without attending the Annual Meeting?
If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•by telephone using the toll-free telephone number shown on the notice or proxy card (if you received one);
•through the Internet as instructed on the notice or proxy card (if you received one); or
•by mail by completing and signing a proxy card (if you received one) and returning it in the prepaid envelope provided.
Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone, through the Internet, or by mail, such instructions must be received by 11:59 p.m., Eastern Time on June 8, 2026. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card (if you received one), and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•FOR the election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);
•FOR advisory approval of the compensation of our NEOs by way of ordinary resolution;
•FOR advisory approval of an annual "Say-on-Pay" Vote on the compensation paid to our Named Executive Officers
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026;
•FOR advisory approval of the Directors' Compensation Report;
•FOR approval of the amendment to the Company's 2021 Equity Incentive Plan;
•FOR the appointment of Deloitte Ireland LLP as our U.K. statutory auditor by way of ordinary resolution;
•FOR authorizing the Audit Committee, for and on behalf of the Board, to determine the remuneration of Deloitte Ireland LLP as the Company’s U.K. statutory auditor by way of ordinary resolution;
•FOR the receipt of the Company's Annual Report and Accounts by way of ordinary resolution;
•FOR the approval of the form of four share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of special resolution;
•FOR the authorization of our directors to issue ordinary shares of the Company by way of ordinary resolution;
•FOR authorization off our directors to issue ordinary shares of the Company free of pre-emptive rights set forth in the U.K. Companies Act by way of a special resolution;
•FOR the authorization of our directors to issue ordinary shares of the Company under our equity incentive plans by way of ordinary resolution;
•FOR authorization of our directors to issue ordinary shares of the Company under our equity incentive plans free of pre-emptive rights set forth in the U.K. Companies Act by way of a special resolution; and
•Otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

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If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank, or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.
May I vote at the Annual Meeting rather than by proxy?
We encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) by mail prior to the Annual Meeting to ensure that your vote is counted. You can attend the Annual Meeting and vote your shares during the meeting. If you plan to vote in person, bring your printed notice or proxy card (if you received one). Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.
What should I do if I receive more than one notice or proxy card?
If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple notices or proxy cards. You will need to complete, sign and return all of the proxy cards included in the proxy materials that you receive or follow the instructions for any alternative voting procedure on each of the notices or proxy cards that you receive in order to vote all of the shares you own.
How is a quorum determined?
The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.
What is a broker non-vote?
If you own your ordinary shares through a broker, bank or other nominee, and do not provide the organization that holds your ordinary shares with specific voting instructions, then pursuant to the rules of the NYSE, the bank, broker or other nominee is generally permitted to vote your ordinary shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your ordinary shares for you. If the broker, bank or other nominee that holds your ordinary shares does not receive voting instructions from you on how to vote your ordinary shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your ordinary shares. A broker non-vote occurs when a broker, bank or other nominee holding ordinary shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.
What proposals are considered "routine" or "non-routine"?
Proposals 4, 7, 8, 9,10, 11 and 12 (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026, appointment of Deloitte Ireland LLP as our U.K. statutory auditor, authorizing the Audit Committee, for and on behalf of the Board, to determine our U.K. statutory auditor's remuneration, the receipt of the Company's Annual Report and Accounts, the approval of the form of share repurchase contracts and repurchase counterparties, the authorization to issue ordinary shares and the authorization to issue ordinary shares without regard to pre-emptive rights) are each considered a routine matter under the rules of the NYSE. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 4, 7, 8, 9,10, 11 and 12.
Proposals 1, 2, 3, 5, 6, 13 and 14 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the ordinary resolution to approve frequency of future "say-on-pay" votes, the advisory vote on Directors' Compensation Report, the ordinary resolution to approve the amendment to the 2021 Equity Incentive Plan, the authorization to issue ordinary shares under our equity incentive plans and authorization to issue ordinary shares under our equity incentive plans without regard to pre-emptive rights) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 2, 3, 5, 6, 13 and 14.

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What are the voting requirements to elect directors and approve each of the other resolutions?
The election of each of the eleven nominees for director will be decided by ordinary resolution, which means that the nominee will be elected if a majority of the votes are cast in favor of the nominee’s election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. The resolutions proposed in Proposals 1 through 8, 10 and 12 will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 8 (regarding the receipt of the Company’s annual report and accounts) and the non-binding advisory resolution in Proposal 2 (regarding the compensation of our NEOs), the results of the vote will not legally require the Board or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board will carefully consider the outcome of the advisory votes. The resolutions proposed in Proposals 9, 11 and 13 will be proposed as special resolutions, which means that, assuming a quorum is present, these resolutions must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.
Can I change my vote and/or revoke my proxy?
If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:
•Entering a later-dated vote by telephone or through the Internet;
•Delivering a valid, later-dated proxy card;
•Sending written notice to the Office of the Company Secretary of Sensata; or
•Voting by ballot in person at the Annual Meeting.
If you hold shares in "street name", you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or in person. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.
Who can attend the Annual Meeting?
Shareholders as of the close of business in New York on April 13, 2026, which is the record date for voting, may attend the Annual Meeting. If you are a registered holder or broker, bank, or other nominee, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name", you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on April 13, 2026, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your ordinary shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.
Who will pay the costs of this proxy solicitation?
We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of Sensata and our subsidiaries. Directors, officers and employees of Sensata and our subsidiaries will receive no additional compensation for such solicitation. We also have engaged a third party contractor, Laurel Hill Advisory Group, LLC, and will incur approximately $12,000 as a result of this engagement. We also will reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.
Who will count the vote?
Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote.

2026 PROXY STATEMENT - PAGE 91

Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which the Company is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s investor relations website (investors.sensata.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.
Where can I obtain directions to the Annual Meeting?
For directions to the Annual Meeting, please contact us at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

2026 PROXY STATEMENT - PAGE 92

APPENDIX A DIRECTORS' COMPENSATION REPORT
1.    Statement from the Compensation Committee Chairperson
Compensation Philosophy
Executive Directors
Our executive compensation program, which applies to our Executive Director is structured to pay for performance, and to motivate senior executives to balance both the short- and long-term interests of our shareholders. The majority of total compensation offered to our Executive Director comes in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program, both of which represent "pay at risk." Payouts under the annual incentive bonus are dependent on, and tied to, achievement of our short-term business objectives. Equity awards granted under the LTI program include restricted stock units ("RSUs") and performance-based restricted units ("PRSUs"). For 2025, PRSUs were focused on our Relative Total Shareholder Return (“rTSR”) performance and return-on-invested-capital ("ROIC") over a three-year performance period. The realized value of RSUs are tied to our stock performance and the realized value of PRSUs are tied to both our stock performance and our long-term operating performance. The Compensation Committee believes that our compensation program is designed to hold the Executive Director accountable for our short- and long-term financial and operational performance.
Non-Executive Directors
Our compensation program for Non-Executive Directors includes levels of compensation that we believe are necessary to secure and retain the services of individuals possessing the skills, knowledge and experience to successfully support and oversee the Company as members of our Board of Directors. In addition, a substantial portion of the compensation of our Non-Executive Directors is in the form of RSUs, aligning their interests with the interests of our shareholders.
Compensation Program Changes and Highlights
For 2025, the Committee believed that Adjusted Operating Income Margin Index and Adjusted Free Cash Flow were the appropriate performance metrics for the annual incentive bonus of our Executive Director. Further, the Committee believes that rTSR and ROIC over a three-year performance period were appropriate financial metrics for the annual LTI awards. The Committee believes these metrics provide an appropriate balance of short-term and long-term perspectives.

Lorraine A. Bolsinger
Chairperson of the Compensation Committee
April 29, 2026

APPENDIX A - PAGE 1

2.    Annual Report on Directors' Compensation
The following report provides details of how our Directors were compensated during the year ended December 31, 2025. This Appendix A and the Compensation Discussion and Analysis section of this proxy statement have been prepared in accordance with §420(1) of the Companies Act 2006 and Schedule 8 of the Large & Medium-sized Companies (Report & Accounts).

Compensation of Executive Director - Single Figure Table
The following table sets out the compensation paid to: (i) Mr. von Schuckmann, our Executive Director for the fiscal year 2025; (ii) Ms. Sullivan, our Executive Director, from May 2024 through December 2024 and January 2019 through February 2020; and (iii) Mr. Cote, our Executive Director from March 2020 through April 2024.

Name	Year	Base Salary(1)	Taxable Benefits (2)	Annual Incentive Bonus (3)	LTI Award (4)	Pension (5)	Total Fixed Remuneration	Total Variable Remuneration	Single Figure of Total Compensation
von Schuckmann	2025	$1,167,973	$2,456	$3,166,855	$3,919,460	$14,000	$1,184,429	$7,086,315	$8,270,744
Sullivan	2024	$700,000	$10,160	$945,000	$4,996,678	$13,800	$723,960	$5,941,678	$6,665,638
Cote	2024	$335,357	$26,360	$—	$1,628,596	$13,414	$375,131	$1,628,596	$2,003,727
	2023	$991,427	$27,436	$—	$2,911,396	$13,200	$1,032,063	$2,911,396	$3,943,459
	2022	$985,839	$26,541	$743,570	$5,378,696	$12,200	$1,024,580	$6,122,266	$7,146,846
	2021	$953,250	$26,371	$1,206,954	$2,057,669	$11,600	$991,221	$3,264,623	$4,255,844
	2020	$542,501	$23,049	$937,440	$3,659,024	$9,500	$575,050	$4,596,464	$5,171,514
Sullivan	2020	$157,500	$662	$—	$—	$1,182	$159,344	$—	$159,344
	2019	$945,000	$27,873	$—	$2,672,585	$7,675	$980,548	$2,672,585	$3,653,133

(1)	Represents actual base salary paid.
(2)	2025 benefits for Mr. von Schuckmann included $2,456 in health benefits
(3)
Represents Mr. von Schuckmann's Annual Incentive bonus payout for 2025 of $1,507,950 and sign-on bonus of $1,658,905. Sign-on bonus paid to Mr. von Schuckmann in Euros, USD amount reflects an exchange rate of 1.17.

(4)	LTI Award for the Executive Director consisted of the following:

	RSUs(a)	PRSUs(b)	Options(c)	Total
2025	$3,919,460	$—	$—	$3,919,460
2024 (Sullivan)	$4,996,678	$—	$—	$4,996,678
2024 (Cote)	$—	$1,628,596	$—	$1,628,596
2023	$1,740,629	$1,170,767	$—	$2,911,396
2022	$1,866,742	$3,511,954	$—	$5,378,696
2021	$2,057,669	$—	$—	$2,057,669
2020 (Cote)	$3,348,310	$310,714	$—	$3,659,024
2019	$755,293	$1,476,800	$440,492	$2,672,585
(a)    RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price which was $31.82, $32.47, and $34.55 for 2025, 2024, and 2023 respectively. The RSUs granted to Mr. von Schuckmann in 2025 vest annually in one-third increments beginning on the first anniversary of the grant.
(b)    The amount shown represents the total amount achieved for the year, which is calculated by multiplying the performance results by the number of shares granted by the closing stock price on the vest date. For 2025, Mr. von Schuckmann had no PRSUs vest. For 2024, Mr. Cote's PRSU value reflect number of PRSUs vested upon his retirement. For 2023 and 2022, the achieved performance on PRSUs was 74% and 82%, respectively, and the closing stock price on the date of vest was $36.46 and $50.02, respectively. Details of the performance measures and targets applicable to the PRSUs are set out beginning on page 37.
(c)    Consistent with U.K. regulations, the amount reported above for Options is the implied gain on those options compared with the average closing price per share for the last three months of 2025, 2024, and 2023. In 2025, 2024, and 2023, no options were granted.

(5)	Includes only the Company's matching contributions to Mr. von Schuckmann's, Ms. Sullivan's and Mr. Cote's 401(K) retirement accounts.

APPENDIX A - PAGE 2

The following table sets out for our current and previous Executive Director, the total compensation paid as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a three-year period.

	Year	Single Figure of Total Compensation	Annual Incentive Bonus as a % of Maximum	LTI Award Vesting as a % of Maximum
Stephan von Schuckmann	2025	$8,270,744	38%	47%
Martha N. Sullivan	2024	$6,665,638	14%	75%
Jeffrey J. Cote	2024	$2,003,727	—%	81%
	2023	$3,943,459	—%	74%
	2022	$7,146,846	10%	75%
	2021	$4,255,844	28%	48%
	2020	$5,171,514	18%	71%
Martha N. Sullivan	2020	$159,344	—%	—%
	2019	$3,653,133	—%	73%

APPENDIX A - PAGE 3

Compensation of Non-Executive Directors - Single Figure Table
The following table sets out the compensation of our Non-Executive Directors during the year ended December 31, 2025 with comparisons to the year ended December 31, 2024:

Non-Executive Director	Annual retainer and committee fees ($)	Benefits ($)(1)	RSU Award ($)(2)	Pension ($)	Total Fixed Remuneration ($)	Total Variable Remuneration ($)	Total ($)
John P. Absmeier
2025	117,500	20,500	196,584	—	138,000	196,584	334,584
2024	118,333	28,085	144,881	—	146,418	144,881	291,299
Daniel L. Black
2025	129,000	9,526	196,584	—	138,526	196,584	335,110
2024	129,000	4,324	144,881	—	133,324	144,881	278,205
Lorraine A. Bolsinger
2025	133,500	4,463	196,584	—	137,963	196,584	334,547
2024	134,646	3,763	144,881	—	138,409	144,881	283,290
Phillip Eyler(3)
2025	135,500	3,152	196,584	—	138,652	196,584	335,236
2024	56,042	—	139,426	—	56,042	139,426	195,468
John Mirshekari
2025	133,000	3,658	196,584	—	136,658	196,584	333,242
2024	96,667	632	144,881	—	97,299	144,881	242,180
Constance E. Skidmore
2025	147,500	13,932	196,584	—	161,432	196,584	358,016
2024	147,500	7,529	144,881	—	155,029	144,881	299,910
Steven A. Sonnenberg
2025	120,000	13,405	196,584	—	133,405	196,584	329,989
2024	120,000	11,019	144,881	—	131,019	144,881	275,900
Martha N. Sullivan(4)
2025	234,167	12,920	196,584	—	247,087	196,584	443,671
2024	44,167	18,791	—	—	62,958	—	62,958
Andrew C. Teich
2025	289,000	15,188	196,584	—	304,188	196,584	500,772
2024	271,000	15,182	144,881	—	286,182	144,881	431,063
Jugal Vijayvargiya
2025	124,000	15,325	196,584	—	139,325	196,584	335,909
2024	123,167	13,130	144,881	—	136,296	144,881	281,177
Stephen M. Zide
2025	117,500	14,148	196,584	—	131,648	196,584	328,232
2024	117,500	4,779	144,881	—	122,279	144,881	267,160

(1)	The amounts for 2025 and 2024 include U.K tax advisory and preparation fees and reimbursement of reasonable out of pocket expenses.
(2)
RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price, which was $31.82 and $32.47 for 2025 and 2024, respectively. The RSUs vest on the day of the next Annual General Meeting of Shareholders based on continued service during the vesting period.

(3)	Mr. Eyler joined the Board in July 2024 and was granted a pro-rated RSU award at that time for his service until the 2025 Annual General Meeting.
(4)	Ms. Sullivan received compensation as a non-executive director for the period January 1, 2024 through April 30, 2024. She did not receive a RSU award in 2024.

APPENDIX A - PAGE 4

LTI Awards Granted in 2025

Director	Type of LTI award	Date of grant	Number of shares under LTI award	Grant Date Closing Price	Face value ($)(1)	Vesting date
Stephan von Schuckmann	RSU	January 1, 2025	123,176	$27.40	$3,375,044	1/3 on January 1, 2026, 2027, 2028
	PRSU	April 1, 2025	150,548	$27.40	$4,125,015	April 1, 2028 based upon satisfaction of Relative TSR and ROIC
John Absmeier	RSU	June 10, 2025	6,178	28.33	$175,023	Date of 2026 Annual General Meeting
Daniel Black	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Lorraine Bolsinger	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Phillip Eyler	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
John Mirshekari	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Constance Skidmore	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Steven Sonnenberg	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Martha Sullivan	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Andrew Teich	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Jugal Vijayvargiya	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting
Stephen Zide	RSU	June 10, 2025	6,178	$28.33	$175,023	Date of 2026 Annual General Meeting

(1)	Face value is the product of number of shares granted and grant date closing price.

The tables below illustrate how the ultimate payout of the 2025 PRSUs is calculated:

	2025 PRSUs
	rTSR - 50% of PRSUs Awarded		ROIC - 50% of PRSUs Awarded
	rTSR Performance	Vested Units(1)	ROIC Performance	Vested Units(1)
Threshold	25th %tile	50%	9.0%	50%
Target	50th %tile	100%	10.5%	100%
Maximum	75th %tile	150%	12.0%	150%
(1)     The payout will be interpolated on a straight-line basis provided the Threshold is met.
Payments to Past / Former Directors
There were no payments to past or former Directors for the year ended December 31, 2025.
Payments for Loss of Office
There were no payments for loss of office for the year ended December 31, 2025.
Pension Benefits
There were no payments for pension benefits for the year ended December 31, 2025.

APPENDIX A - PAGE 5

Statement of the Directors' Shareholding and Share Interests
The Compensation Committee has adopted a policy requiring Executive Directors to hold six times their annual salary and Non-Executive Directors to hold five times their annual cash retainer in share value ($500,000 holding requirement for all Non-Executive Directors), to ensure that Directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. As of December 31, 2025, the Directors were either in compliance with the share ownership guidelines or within the applicable retention or grace periods. The following table provides details of the Directors’ shareholdings as of December 31, 2025:

Director	Beneficially Owned Shares	% Shareholding Guideline Achieved	Number of shares under vested but unexercised stock options	Number of shares under unvested RSUs and stock options	Number of shares under unvested PRSUs
Stephan von Schuckmann	—	62%	—	123,176	150,548
John Absmeier	21,716	100%	—	6,178	—
Daniel Black	14,878	100%	—	6,178	—
Lorraine Bolsinger	18,785	100%	—	6,178	—
Phillip Eyler	3,986	69%	—	6,178	—
John Mirshekari	5,388	78%	—	6,178	—
Constance Skidmore	27,343	100%	—	6,178	—
Steven Sonnenberg	18,827	100%	—	6,178	—
Martha M. Sullivan	363,712	100%	279,310	6,178	—
Andrew Teich	40,720	100%	—	6,178	—
Jugal Vijayvargiya	7,349	92%	—	6,178	—
Stephen Zide	33,914	100%	—	6,178	—
During 2025, the following changes in Mr. von Schuckmann's beneficial ownership occurred:

	Exercise	Vested	Grant (1)
Options	—	—	—
RSUs	N/A	—	123,176
PRSUs	N/A	—	150,548
(1)    Granted in accordance with the 2021 Equity Incentive Plan.
Option Exercises During 2025
There were no option exercises by Directors for the year ended December 31, 2025.

APPENDIX A - PAGE 6

Performance Graph and Table
The following graph compares the Total Shareholder Return ("TSR") of our ordinary shares since December 31, 2017 to the TSR since that date of the Standard & Poor's ("S&P") 500 Stock Index and the S&P 500 Industrial Index. We consider the S&P Stock Index to be the most appropriate broad equity market index against which our performance should be measured. We also compare our performance against the S&P 500 Industrial Index as another corroborating data set. The graph reflects a 8-year period ending on the last day of the financial period, December 31, 2025, and is based on a hypothetical $100.00 investment beginning at the market close on December 31, 2017.

APPENDIX A - PAGE 7

Percentage Change Comparisons: Directors' Compensation Versus Employees
In the table below, values in column "a" represent the percentage change in salary and fees; values in column "b" represent the percentage change in taxable benefits; and values in column "c" represent the percentage change in bonus outcomes for performance periods in respect of each financial year.
For the purposes of comparison, the employee percentages shown below represent the relative change between the average full-time equivalent pay for every employee employed by the Company at any point during the relevant financial year, and the equivalent average value for the preceding financial year.

		2025 v 2024			2024 v 2023			2023 v 2022			2022 v 2021			2021 v 2020
Percentage Change for:		a	b	c	a	b	c	a	b	c	a	b	c	a	b	c
Employees		6%	5%	4%	(1)%	5%	4%	10%	(21)%	13%	5%	(13)%	12%	8%	25%	14%
Stephan von Schuckmann	(1)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
John Absmeier		(1)%	(27)%	n/a	7%	355%	n/a	11%	(17)%	n/a	—%	32%	n/a	17%	124%	n/a
Daniel Black		—%	120%	n/a	8%	—%	n/a	10%	204%	n/a	1%	485%	n/a	—%	—%	n/a
Lorraine Bolsinger		(1)%	19%	n/a	6%	(62)%	n/a	21%	—%	n/a	7%	—%	n/a	1%	—%	n/a
Phillip Eyler	(2)	142%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
John Mirshekari	(2)	38%	479%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Constance E. Skidmore		—%	85%	n/a	9%	81%	n/a	11%	—%	n/a	2%	(100)%	n/a	16%	(31)%	n/a
Steven Sonnenberg		—%	22%	n/a	11%	104%	n/a	11%	114%	n/a	1%	(10)%	n/a	1%	—%	n/a
Martha Sullivan	(3)	(69)%	(70)%	(100)%	592%	296%	n/a	13%	3030%	n/a	33%	—%	n/a	(55)%	(100)%	n/a
Andrew Teich		7%	—%	n/a	4%	239%	n/a	5%	—%	n/a	1%	(100)%	n/a	15%	(38)%	n/a
Jugal Vijayvargiya	(4)	1%	17%	n/a	111%	470%	n/a	n/a	—%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Stephen Zide		—%	196%	n/a	10%	12%	n/a	12%	—%	n/a	—%	(100)%	n/a	3%	48%	n/a
(1) Mr. von Schuckmann was appointed CEO on January 1, 2025, and therefore, year-over-year compensation to 2024 is not available.
(2) Messrs. Eyler and Mirshekari were appointed to the Board in 2024, and therefore, year-over-year comparison to 2023 is not available.
(3) Ms. Sullivan stepped down from the Board to serve as the Interim CEO on May 1, 2024. Her 2024 compensation includes salary, fees, and benefits for both roles. She returned to her Board position on December 31, 2024. Her 2025 compensation reflects fees, and benefits for her Board service.

(4) Mr. Vijayvargiya was appointed to the Board in 2023, and therefore, year-over-year comparison to 2022 is not available.
Relative Importance of Spend on Pay
During the year ended December 31, 2025, the Company's compensation paid to its employees and distributions to shareholders were as follows:

($ millions)	2024	2025	% change 2025 vs. 2024
Employee costs (1)	$779	$741	(5)%
Share repurchases	$68.9	$120.6	75%
Dividends paid	$72	$70	(3)%
Cash paid for acquired businesses	$—	$—	N/A
(1)    Includes $38.5 million and $25.0 million of share-based compensation expense for 2024 and 2025, respectively, which are not cash expenditures, but we consider compensation for our employees and are included in expense as wages.
The Company selected cash paid for acquired businesses as a comparative to provide a context for shareholders to compare the Company’s investment in its employees and strategic acquisitions to its direct return of value to shareholders.

APPENDIX A - PAGE 8

Statement of Implementation of Compensation Policy in 2026
In the coming financial year, any changes to our Executive Director's salary will be determined consistently with our Directors' Remuneration Policy. Benefits and pension entitlements will remain similar to those in 2025.
For the 2026 annual incentive bonus program, the performance metrics will be Adjusted Operating Income Margin and Adjusted Free Cash Flow. The precise targets are commercially sensitive and will be disclosed in arrears. Their weightings and target are as follows:

Weighting
Adjusted Operating Income Margin	50%
Adjusted Free Cash Flow	50%
For LTI awards in the form of PRSUs, the performance metrics will be rTSR Performance and ROIC. LTI awards will be a mix of RSUs and PRSUs for the Executive Director and only RSUs for Non-Executive Directors.
Consideration by the Directors of Matters Relating to Directors' Remuneration
The members of the Compensation Committee met four times during 2025. The meetings attended by each member are set out below:

	Meetings obliged to attend	Meetings attended
Daniel L. Black	4	4
Lorraine A. Bolsinger	4	4
Constance E. Skidmore	4	4
Jugal Vijayvargiya	4	4
FW Cook has been retained as the independent consultant since 2015. The consultant is engaged by, and reports directly to, the Chairman of the Compensation Committee. The consultant does not advise Company management or receive other compensation from the Company. The Compensation Committee annually reviews the independence of FW Cook pursuant to SEC and NYSE rules. The Compensation Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee, and, therefore, considers its advice to be independent and objective. During 2025, the consultant assisted the Compensation Committee by:
•providing insights and advice regarding our Company compensation philosophy, objectives and strategy;
•developing criteria for identification of our peer group for Director compensation and Company performance review purposes;
•reviewing management's design proposals for short-term cash and long-term equity incentive compensation programs;
•providing insights and advice regarding our analysis of risks arising from our compensation policies and practices;
•providing compensation data from the Company's peer group proxy and other disclosures;
•advising on and providing comments on management's recommendations regarding senior executives' annual incentives for 2025 and equity based awards granted in 2025.
FW Cook charges the Company on an hourly rate plus expense basis. During the year ended December 31, 2025, the Company paid FW Cook $181,794 for its services.

APPENDIX A - PAGE 9

Statement of Voting at General Meeting
The next advisory vote on the Directors' Compensation Report will take place at the Annual General Meeting in 2026, and the next binding vote on the Directors' Remuneration Policy will take place at the Annual General Meeting in 2028.
The results of the votes on our latest Directors' Compensation Report and Directors' Remuneration Policy are as follows:

	2025 Report	2025 Policy
Votes For (%)	96.02%	97.27%
Votes Against (%)	3.98%	2.73%
Shares that withheld/abstained	659,873	662,072
CEO Pay Ratio Discussion

Year	Method	25th Percentile Pay Ratio	Median Pay Ratio	75th Percentile Pay Ratio
2025	Option A	185:1	142:1	105:1
2024	Option A	111:1	84:1	64:1
2023	Option A	73:1	54:1	35:1
2022	Option A	197:1	155:1	112:1
2021	Option A	125:1	96:1	67:1
2020	Option A	144:1	111:1	82:1
2019	Option A	107:1	82:1	59:1
The pay ratios above are calculated by using actual earnings for the CEO and employees in the United Kingdom (the "UK"). The CEO total single figure remuneration of $8,270,744 is disclosed on page A-2 of this report.
Total remuneration for all our UK full-time equivalent employees on December 31, 2025 have been calculated consistently with the single figure methodology and reflects their actual earnings received in 2025 (excluding business expenses), which were used to produce the percentile calculation under Option A. Business expenses have been excluded as they are reimbursed to the employees and not substantial in value to significantly impact the ratios.
We have chosen Option A because it is the most robust and statistically accurate way for us to calculate the three ratios from the options available in the regulations. It also aligns with our standard internal and external reporting practices and strategic objectives.
2025 base salary and total pay and benefits for each of the percentiles are shown in the table below:

	25th Percentile	Median	75th Percentile
Salary component	$42,672	$53,548	$72,476
Total pay and benefits	$44,644	$58,371	$78,714
The Compensation Committee believes that the median pay ratio is consistent with our pay, reward and progression policies. Base salaries of all employees, including our CEO (Executive Director), are set with reference to a range of factors including market practice, experience, and performance in role.
Our CEO pay ratio is likely to vary, potentially significantly, over time because it will be driven largely by CEO variable pay outcomes. In line with our reward principles, the CEO has a larger portion of pay based on performance than employees at the 25th, median, and 75th percentiles. This means that depending on our performance, the CEO pay ratio could increase or decrease significantly. The Compensation Committee believes that our executive officers should have a significant proportion of their pay directly linked to performance.

APPENDIX A - PAGE 10

APPENDIX B RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement discusses certain financial measures that are not presented in accordance with U.S. GAAP ("non-GAAP financial measures"), which are used by our management, Board, and investors. We use these non-GAAP financial measures internally to make operating and strategic decisions, including the preparation of our annual operating plan, evaluation of our performance, and as a factor in determining compensation for certain employees. We believe these non-GAAP measures provide additional information to facilitate comparisons of our historical operating results and trends in our underlying business.
Non-GAAP financial measures should be considered as supplemental in nature and are not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies. We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends.
Reconciliations of these non-GAAP measures to the most comparable U.S. GAAP measures are included below.
Free cash flow and adjusted free cash flow to net cash provided by operating activities:

	For the years ended December 31,
($ in thousands)	2025	2024		2023
Net cash provided by operating activities	$621,450	$551,547		$456,675
Less: Additions to property, plant and equipment and capitalized software	(131,248)	(158,555)		(184,609)
Free cash flow	490,202	392,992		272,066
Less: Recovery of prior period investments	29,700	—	—	—
Plus: Impact of acquisition related retention costs	—	7,000		22,620
Adjusted free cash flow (for purposes of annual incentive plan)	$460,502	$399,992		$294,686
Adjusted earnings per share to diluted net income per share:
Per share amounts have been calculated based on unrounded numbers. Accordingly, certain amounts may not sum due to the effect of rounding.

	For the years ended December 31,
	2025	2024	2023
Diluted net income/(loss) per share	$0.21	$0.85	$(0.03)
Non-GAAP adjustments:
Restructuring related and other	2.40	2.15	2.68
Financing and other transaction costs	0.24	0.89	0.11
Amortization of intangible assets	0.55	0.94	1.10
Deferred taxes and other tax related	0.12	(1.52)	(0.33)
Amortization of debt issuance costs	0.03	0.04	0.04
Other, net	(0.11)	0.14	0.09
Total adjustments, before tax effect	3.22	2.64	3.69
Tax effect of non-GAAP adjustments	(0.01)	(0.05)	(0.01)
Adjusted earnings per share	3.42	3.44	3.66

APPENDIX C - PAGE 1

Adjusted operating income to operating income:

	For the years ended December 31,
($ in thousands)	2025	2024	2023
Operating income	$237,490	$149,276	$181,676
Non-GAAP adjustments:
Restructuring related and other	352,246	324,010	407,416
Financing and other transaction costs	34,946	133,816	17,189
Amortization of intangible assets	80,241	141,380	167,679
Total adjustments	467,433	599,206	592,284
Adjusted operating income	704,923	748,482	773,960
Adjusted operating margin to operating margin:

	For the year ended December 31, 2025	For the year ended December 31, 2024
Operating margin	6.4%	3.8%
Non-GAAP adjustments:
Restructuring related and other	9.5%	8.2%
Financing and other transaction costs	0.9%	3.4%
Amortization of intangible assets	2.2%	3.6%
Total adjustments	12.6%	15.2%
Adjusted operating margin	19.0%	19.0%
Annual incentive bonus design adjustments:
Impact from related costs related to tariffs passed through to customers	0.24%	—%
Adjusted operating margin for purposes of Annual Incentive Plan	19.24%	19.0%

Adjusted EBITDA to net income:

($ in thousands)	For the year ended December 31, 2025
Net income	$31,300
Interest expense, net	130,030
Provision for income taxes	92,009
Depreciation expense	176,221
Amortization of intangible assets	80,241
EBITDA	509,801
Non-GAAP adjustments
Restructuring related and other	307,038
Financing and other transaction costs	34,946
Other, net	(15,849)
Adjusted EBITDA	$835,936

Net leverage ratio to total debt, and finance lease obligations:

($ in thousands)	For the year ended December 31, 2025
Current portion of long-term debt and finance lease obligations	$2,271
Finance lease obligations, less current portion	18,905
Long-term debt, net	2,828,555
Total debt and finance lease obligations	2,849,731
Less: debt premium	$485
Less: deferred financing costs	(17,949)
Total gross debt	2,867,195
Less: cash and cash equivalents	573,034
Net debt	$2,294,161
Adjusted EBITDA	$835,936
Net leverage ratio	2.7

APPENDIX C - PAGE 2

APPENDIX C
Amendment to the Sensata Technologies Holdings plc
2021 Equity Incentive Plan

WHEREAS, the Company previously adopted the Company's 2021 Equity Incentive Plan (the “2021 Equity Plan”) effective May 27, 2021;

WHEREAS, the Company reserved its right to amend the 2021 Equity Plan through action of its Board of Directors pursuant to Section 7(a) therein;

WHEREAS, the 2021 Plan initially had 5,700,000 shares available for issuance and as of April 1, 2026, there were 2,170,695 shares remaining for issuance under the 2021 Plan;
WHEREAS, the number of shares currently remaining available for issuance under the 2021 Plan is not expected to be sufficient for future granting needs;

WHEREAS, the Board believes it is advisable and in the best interests of the Company and its shareholders to adopt an amendment to the 2021 Plan to increase the number of shares reserved for issuance thereunder to (i) provide a competitive total compensation opportunity that will enable the Company to attract, retain and motivate highly qualified executives and key employees and (ii) align compensation opportunities with shareholder interests; and

WHEREAS, the Board recommends amendment of the 2021 Plan to increase the number of shares reserved for issuance thereunder by 2,890,000 shares to a total of 8,590,000 shares.

NOW, THEREFORE, IT IS RESOLVED, that effective immediately following shareholder approval, the Board approves that Section 4(a) of the 2021 Equity Plan be deleted in its entirety and replaced with the following:

Section 4. Shares Available for Awards

(a)    Shares Available.

(i)    Subject to adjustment as provided in Sections 4(b) and 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 8,590,000, less one (1) Share for every one (1) Share granted under the Prior Plan after April 1, 2021 and prior to the Effective Date of the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized officer as of the 27th day of April, 2026.

Sensata Technologies Holdings plc.
By:

Andrew C. Teich
Chairman of the Board

APPENDIX C - PAGE 1

APPENDIX D RULE 10B-18 REPURCHASE CONTRACT
RULE 10B-18 REPURCHASE CONTRACT
This agreement is made on ________, 20__
BETWEEN:
Sensata Technologies Holding plc (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776

and

__________________ (the "Counterparty")
__________________
__________________

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of the Company, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to the Company pursuant to the terms of this Agreement as follows:
1.Throughout the period of this Agreement, Ordinary Shares will be purchased in the open market or through privately negotiated transactions by the Counterparty upon instructions provided from time to time by the Company as to the number of Ordinary Shares to be purchased over a designated period of time and the price or prices that the Company is willing to pay for the Ordinary Shares (the "Purchase Price"), such instructions to be provided by the Company from one or more authorised person(s) to be notified to the Counterparty by the Company (each an "Authorised Person").
2.Ordinary Shares will be purchased by the Counterparty in accordance with all applicable laws and regulations, including (without limitation):
a.the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii), in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume. The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;
b.Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act regarding timing of purchases; and
c.Rule 10b-18(b)(3) of the Exchange Act regarding price of purchases, as such laws and regulations may be amended from time to time.

APPENDIX D - PAGE 1

3.Notwithstanding the foregoing, and where such is in compliance with the requirements of Rule 10b-18:
a.the maximum price that may be paid to purchase an Ordinary Share shall be 110% of the last reported sale price per share for the Ordinary Shares on the New York Stock Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time (the "Principal Market"), in each case determined at the time that the purchase is made; and
b.the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Agreement shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 26, 2022 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
4.The Company confirms that all purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b) of the Exchange Act.
5.Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS), in over-the-counter (OTC) transactions or through privately negotiated transactions.
6.Before purchases commence under this Agreement, the Company and/or its predecessor, Sensata Technologies Holding N.V., will have disclosed the repurchase program to the public.
7.The Company reserves the right to instruct the Counterparty to suspend purchases at any time, without prejudice to the settlement of purchases effected by the Counterparty prior to the receipt of notice of such suspension. Notification of suspension will be communicated directly to the Counterparty via email or such other methods as are agreed between the Company and the Counterparty. The Company agrees that purchases shall not be made at any time when, for legal or regulatory reasons, it would be inappropriate for the Counterparty or the Company to effect such purchases.
8.The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.
9.The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Agreement will not violate the federal insider trading laws and will use good faith efforts to comply with the requirements of Rule 10b-18.
10.Daily purchase information will be provided by the Counterparty to the Company by phone or email, and trade confirmations will be sent by email or fax on each relevant trade date.
11.Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.
12.Notices for the attention of the Company shall be sent to the Company's Treasurer (or such other person(s) as notified in writing to the Counterparty by the Company) at the address, email address and/or fax number (as applicable) notified in writing to the Counterparty by the Company.
13.Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.
14.Any notice shall be deemed given on the date received by the recipient pursuant to Paragraph 12 or 13 above or, if received after 4:00 PM New York City time, on the next day on which the Principal Market is open for business and the Ordinary Shares trade in the regular way on the Principal Market (a "Trading Day") or if received on a day that is not a Trading Day, on the next Trading Day
15.The Counterparty shall (including, without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depository Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

APPENDIX D - PAGE 2

16.In accordance with Paragraph 15, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Paragraph 1; and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Paragraph 1. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled by the Company. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.
17.The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.
18.The Company will pay for any and all Record Shares purchased by it in accordance with Paragraph 15 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.
19.The Counterparty and the Company each acknowledge and agree that:
a.Prior to an acquisition by the Company under Paragraph 15 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;
b.Nothing in this Agreement is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and
c.The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.
20.This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.
21.This Agreement may not be assigned by any party without the prior written consent of the other party.
22.This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.
23.This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
24.If any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect.
25.This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.
26.The Company represents and warrants that it is not, on the date hereof (and on any of the dates the Company notifies Counterparty to transact under this Agreement), in possession of any material non-public information regarding the Company or the Ordinary Shares. Information is "Material" if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Company also represents and warrants that it is currently in an open trading window and will be on the dates the Company notifies Counterparty to transact under this Agreement.

APPENDIX D - PAGE 3

27.The Company has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. Protocol”), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this agreement. For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Company shall be deemed to be an Adhering Party, and this agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this paragraph shall have the meanings given to them in the ISDA U.S. Protocol.
28.The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.

SENSATA TECHNOLOGIES HOLDING PLC (the "Company")
By: _____________________________
Name: _____________________________
Title: _____________________________

_____________________________ (the "Counterparty")
By: _____________________________
Name: _____________________________
Title: _____________________________

APPENDIX D - PAGE 4

APPENDIX D RULE 10B5-1 REPURCHASE PLAN
RULE 10B5-1 REPURCHASE PLAN
Repurchase Plan, dated _______, 20__ (the "Repurchase Plan"),
BETWEEN:
Sensata Technologies Holding plc (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776
and
__________________ (the "Counterparty")
__________________
__________________

Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its ordinary shares, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"); and
WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.
NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:
I.Implementation of the Plan
1.Prior to the commencement of the transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth in Exhibit A hereto to certain terms in respect of the proposed repurchases.
2.During the Repurchase Period, the Counterparty shall effect one or more purchases as principal of Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each Trading Day, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price and the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Repurchase Plan shall not exceed the Repurchase Cap.
3.If, consistent with ordinary principles of best execution or for any other reason, the Counterparty cannot purchase the Maximum Amount on any Trading Day, then the amount of such shortfall may be purchased as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to purchase such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of such shortfall be purchased later than the fourth business day after such Trading Day.
4.Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Repurchase Period, the Counterparty’s authority to purchase such shares under this Repurchase Plan shall terminate.
5.The Counterparty may make purchases pursuant to this Repurchase Plan in the open market or through privately negotiated transactions. The Counterparty agrees to comply with the manner of purchase requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the

APPENDIX E - PAGE 1

"Exchange Act") in effecting any purchase of Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause any purchase in the open market not to comply with Rule 10b-18, nor to attempt to influence when or whether purchases are made by the Counterparty.
6.The Counterparty shall (including without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").
7.In accordance with Article I, Paragraph 6 and Exhibit A, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Article I, Paragraph 2 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Article I, Paragraph 2. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.
8.The Company will pay for any Record Shares purchased by it in accordance with Article I, Paragraph 6 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth in Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.
9.Following the commencement of the Repurchase Period, this Repurchase Plan shall terminate on the earliest of: (i) the date an aggregate purchase amount of Ordinary Shares (exclusive of commissions) equal to the Total Repurchase Amount (as defined in Exhibit A) have been purchased pursuant to this Repurchase Plan; (ii) the date that any person publicly announces a tender or exchange offer with respect to the Ordinary Shares; (iii) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the Company as a result of which either (A) the Ordinary Shares are to be exchanged or converted into other securities or property or (B) the alternate volume calculations set forth in Rule 10b-18(a)(13) have become effective; (iv) the date on which Counterparty receives notice of the intended or actual commencement of any proceedings in respect of or triggered by the Company's bankruptcy, insolvency or similar proceeding; (v) the date on which any event of termination described herein shall occur; (vi) promptly after the receipt of written notice of termination signed by an officer of the Company and confirmed by telephone (provided that (A) any such termination shall not cause purchases previously effected pursuant to this Repurchase Plan to fail to be entitled to the benefits of Rule 10b5-1(c) and (B) any such termination notice shall not indicate the reasons for the termination or contain any material non-public information); or (vii) the date on which the Repurchase Period ends as set out in Exhibit A.
Upon termination of this Repurchase Plan, the Counterparty shall immediately suspend executing purchases pursuant to the Repurchase Plan.
10.It is the intent of the Company and the Counterparty that the Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.
11.The Counterparty agrees to purchase Ordinary Shares in accordance with (i) Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act ("Time of Purchases"), (ii) Rule 10b-18(b)(3) of the Exchange Act ("Price of Purchases") and (iii) the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Exchange Act.
12.If the Counterparty must suspend purchases of Ordinary Shares under the Repurchase Plan on a particular day for any of the following reasons (any such reason, a "Blackout"):
a.the Ordinary Shares are not trading in the regular way on the New York Stock Exchange (the "Exchange");
b.trading of the Ordinary Shares on the Exchange is suspended for any reason;

APPENDIX E - PAGE 2

c.the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 of the Exchange Act) or a restriction under the terms of any contract applicable to the Counterparty;
d.the Counterparty, in its sole discretion, deems such purchase to be inadvisable as a result of a distruption in the financial markets, or in the market activity in the Ordinary Shares; or
e.the Counterparty has received a Suspension Notice (as defined in Article I, Paragraph 13 below) from the Company in accordance with Article I, Paragraph 13 below, then the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan if practicable (or as soon as otherwise practicable) after the condition causing the suspension of purchases has been resolved or, in the event of a suspension caused by the receipt of a Suspension Notice from the Company, receipt of notice from the Company requesting that the Counterparty resumes purchases pursuant to this Repurchase Plan. Any purchases that would have been executed in accordance with the terms of this Repurchase Plan but are not executed due to the existence of a Blackout shall be deemed to be cancelled and shall not be effected pursuant to this Repurchase Plan.
13.The Counterparty agrees that if the Company enters into a transaction that results, in the Company's good faith determination, in the imposition of trading restrictions on the Company, and if the Company shall provide the Counterparty prior notice (a "Suspension Notice"), then Counterparty will cease effecting purchases under this Repurchase Plan until notified by the Company that such restrictions have terminated. Any Suspension Notice shall be delivered pursuant to Article III, Paragraph 1 (set out below) and shall indicate the anticipated duration of the suspension, but shall not include any other information about the nature of such suspension or its applicability to the Company and shall not in any way communicate any material non-public information about the Company or its securities to the Counterparty.
14.The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.
15.Except as otherwise expressly set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Company will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan. The Company agrees that it shall not, directly or indirectly, communicate any information relating either to the Ordinary Shares or to the Company to any member of Counterparty's securities division at any time during the term of this Repurchase Plan. The Company shall be solely responsible for complying with all reporting or filing requirements, or with any laws not mentioned herein, that may apply to purchases under this Repurchase Plan.
16.The Company agrees that, in the absence of bad faith, gross negligence or willful misconduct, Counterparty and its affiliates and their directors, officers, employees and agents (collectively, "Broker Persons") shall not have any liability whatsoever to the Company for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchase hereunder. The Company further agrees to hold each Broker Person free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys' fees and costs) incurred or sustained by such Broker Person in connection with or arising out of any suit, action or proceeding relating to this Repurchase Plan (each an "Action") and to reimburse each Broker Person for such Broker Person's expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of such Broker Person's bad faith, gross negligence or willful misconduct. This paragraph shall survive termination of this Repurchase Plan.
II.Representations and Warranties
1.The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Repurchase Plan will not violate the insider trading laws and will comply with the requirements of Rule 10b-18 and Rule 10b5-1(c)(2) of the Exchange Act.
2.The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal,

APPENDIX E - PAGE 3

regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.
3.The Company represents that, as of the date hereof:
a.the Board of Directors of the Company has authorized the repurchase of the Ordinary Shares;
b.the Company and/or its predecessor, Sensata Technologies Holding N.V., publicly announced its authorization to effect repurchases of Ordinary Shares in a press release;
c.as of the date hereof, the Company is not aware of material non-public information concerning the Company and is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;
d.the Company will not, during the period this Repurchase Plan is in effect, enter into any comparable agreement with any other broker if the period of such comparable agreement shall overlap with the period of this Repurchase Plan;
e.purchases of Ordinary Shares pursuant to this Repurchase Plan are not prohibited or restricted by any legal, regulatory or contractual restriction or undertaking binding on the Company; and
f.the Company shall immediately notify Counterparty if any of the statements contained in paragraphs 3(d) or 3(e) above become inaccurate prior to the termination of this Repurchase Plan.
III.General
1.All notices given by the parties under this Repurchase Plan shall be given by fax, email, certified mail or overnight courier as specified below:
a.If to the Counterparty:
Address: _____________________________
Attention: _____________________________
Email address: _____________________________
or such other person(s) as notified in writing to the Company by the Counterparty at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Company by the Counterparty.
b.If to the Company:
Address: _____________________________
Attention: _____________________________
Email address: _____________________________
or such other person(s) as notified in writing to the Counterparty by the Company at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Counterparty by the Company.
Any notice shall be deemed given on the date received by the recipient pursuant to this Paragraph or, if received after 4:00 PM New York City time on the next Trading Day (as defined in Exhibit A) or if received on a day that is not a Trading Day, on the next Trading Day.
2.The Counterparty shall provide information regarding purchases of Ordinary Shares daily to the Company by phone or email followed by trade details via fax, email, or such other methods as are agreed between the Company and the Counterparty. The Counterparty also shall email a trade confirmation to the Company on each trade date and provide summaries of trades on a daily basis via email as provided in Paragraph 1 of this Article. Names, phone numbers and email addresses for Company contacts may be changed by the Company by written notice to the Counterparty in accordance with Paragraph 1 of this Article. Other reports or information shall be provided at such times and with such frequency as are agreed between the Company and the Counterparty. The Counterparty and the Company each acknowledges and agrees that:

APPENDIX E - PAGE 4

a.prior to an acquisition by the Company pursuant to Article I, Paragraph 6, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;
b.nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and
c.the Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions'' as defined in Rule 10b-18(a)(12) of the Exchange Act.
3.This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by written agreement signed by the parties hereto and provided that any such modification or amendment shall only be permitted at a time when the Company is not aware of material non-public information concerning the Company or its securities. In the event of a modification or amendment to this Repurchase Plan, no purchases shall be effected during the ten business days immediately following such modification or amendment (other than purchases already provided for in this Repurchase Plan prior to modification or amendment). For the avoidance of doubt, the foregoing requirements applicable to modifications and amendments shall not apply to a termination of this Repurchase Plan.
4.This Repurchase Plan may not be assigned by any party without the prior written consent of the other party.
5.This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.
6.This Repurchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
7.If any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Repurchase Plan will continue and remain in full force and effect.
8.This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.
9.The Counterparty agrees to maintain the confidentiality of this Repurchase Plan, including the terms of Exhibit A hereof, except that this Repurchase Plan may be disclosed (a) to its affiliates and its or its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisers (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Repurchase Plan and instructed to keep such Repurchase Plan confidential); (b) to the extent requested by any regulatory authority or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Repurchase Plan; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Repurchase Plan or the enforcement of rights hereunder; (f) with the consent of the Company; or (g) to the extent such information (i) becomes publicly available other than as a result of a breach of this Paragraph, or (ii) becomes available to the Counterparty from a source other than the Company that does not owe an obligation of confidentiality to the Company.
10.The Company has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the "ISDA U.S. Protocol"), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this Agreement. For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Company shall be deemed to be an Adhering Party, and this Agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this Paragraph shall have the meanings given to them in the ISDA U.S. Protocol.
11.The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.

APPENDIX E - PAGE 5

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

SENSATA TECHNOLOGIES HOLDING PLC (the "Company")
By: _____________________________
Name: _____________________________
Title: _____________________________

_____________________________ (the "Counterparty")
By: _____________________________
Name: _____________________________
Title: _____________________________

APPENDIX E - PAGE 6

Exhibit A
The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:
"Limit Price" shall mean a per share price of the lesser of $____ and 110% of the last reported sale price per share for the Ordinary Shares on the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
"Maximum Amount" shall mean the maximum purchase amount in a single trading day and shall mean:

If the price is at or above $____	0 shares
If the price is greater than or equal to $____ and less than or equal to $____	1.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	2.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	7.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	10% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	12.5% of the average daily trading volume
If the price is less than $____	15% of the average daily trading volume
"Repurchase Cap" shall mean 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 26, 2022 (or such other date on which the cross-border merger between the Company and Sensata Technologies N.V. becomes effective) as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
"Repurchase Period" shall mean the period commencing on ________, 20__ and terminating at close of business on ________, 20__.
"Total Repurchase Amount" is the maximum aggregate purchase amount in the Repurchase Period and shall mean $____ million. [The maximum aggregate purchase amount in any calendar month shall be $____ million.]
"Trading Day" shall mean each day during the Repurchase Period on which the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time is open for trading and the Ordinary Shares trade in the regular way.
Commission paid under this Repurchase Plan shall equal $0.015 per Record Share sold to the Company.
Notwithstanding anything to the contrary contained herein, Counterparty may execute one or more block trades (as such term is defined in Rule 10b-18 under the Exchange Act) in Shares under the following circumstances: [ ].

APPENDIX E - PAGE 7

APPENDIX F ISSUER STOCK REPURCHASE AND 10B5-1 TRADING PLAN

ISSUER STOCK REPURCHASE AND 10b5-1 TRADING PLAN

Company Name: Sensata Technologies Holding PLC
Account Number: _________________________
Date: , 20
1.    This agreement constitutes a written plan (the “Plan”) for the repurchase of Shares (as defined below) of Sensata Technologies Holding PLC (the “Issuer”), effected in the above-listed account (the “Account”) of the Issuer. The parties intend that the Plan shall constitute a binding contract or instruction satisfying the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.     The Issuer hereby authorizes (the “Counterparty”) to purchase Shares and sell to the Issuer on a riskless principal basis in accordance with the following terms:
•Class of Securities subject to the Plan: Ordinary shares, par value EUR 0.01 per share, of the Issuer (ticker symbol: “ST”) (the “Shares”)
•Name of primary listing exchange for the Shares: The New York Stock Exchange (the “Exchange”)
•Aggregate amount of Shares covered by the Plan: Refer to Schedule A, which is attached hereto and incorporated herein by this reference.
•Commencement date of purchases under the Plan: Refer to Schedule A.
•Scheduled Termination Date for the Plan: , 20 (the “Scheduled Termination Date”).
During the term of the Plan, the Issuer will not exercise or attempt to exercise authority, influence or control over any purchases executed by the Counterparty or its affiliates pursuant to the Plan.
3.    Representations, Warranties and Agreements
(a)    The Issuer agrees to (i) purchase from the Counterparty all Shares purchased by the Counterparty under the Plan at the same price-per share at which the Counterparty purchased the Shares, plus all commissions in an amount of two cents ($.02) per share, on or prior to the regular settlement date for such Shares (currently, T + 2), as instructed by the Counterparty and (ii) pay to the Counterparty the Performance Commission (as defined in Schedule A), if any, on or prior to the second business day following the date of completion of this program, as instructed by the Counterparty. The Issuer acknowledges and agrees that any failure to make any payment may result in all or part of the Plan not being executed or the Plan being terminated. Against such payments above, the Counterparty shall transfer pursuant to the delivery instructions set forth in Schedule A, all Shares so purchased. This Plan constitutes the Issuer's buy with respect to all such riskless principal purchases.
(b)    The Counterparty will, subject to the limitations set forth in Schedule A, exercise its professional trading discretion and execute the purchases specified in the Plan in a manner it selects and in compliance with all applicable and required laws, rules and regulations. The Counterparty will provide purchase information to the Issuer daily by phone or e-mail, and trade confirmations will be sent following the transaction date (any such information sent by e-mail shall be sent to , or such other e-mail address as the Issuer may specify from time to time; fax delivery shall be made in accordance with the provisions of paragraph 3(t) below).
(c)    All purchases by the Counterparty will be executed only on Trading Days that occur during the Execution Period (as defined in Schedule A). A “Trading Day” is any day that the Exchange or a trading center (i) is scheduled to be open, (ii) is actually open during its regular trading session for such day (without regard to after hours or any other trading outside of the regular trading session hours), and (iii) the Shares trade regular way thereon; provided that, if such Exchange or trading center is scheduled to close prior to its normal closing time, the Counterparty may determine such day to be a Disrupted Day, either in whole or in part.
(d)    The Issuer acknowledges and agrees that the Counterparty may elect not to purchase Shares pursuant to the Plan at any time when (i) the Counterparty, in its sole discretion, has determined that a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity has occurred, (ii) the Counterparty, in its sole discretion, has determined that it is prohibited from doing so by a legal, regulatory (including without limitation Regulation M), reputational, contractual or other restriction applicable to it or its affiliates or to the Issuer or the Issuer’s affiliates or (iii) the Counterparty, in its sole discretion, has determined that it should refrain from purchasing Shares on that day based on

APPENDIX F - PAGE 1

its professional trading discretion. The occurrence of any event described in clause (i) or (ii) of this paragraph 3(d) or, at the election of the Counterparty, a partial trading day as described in paragraph (c) shall comprise a “Disrupted Day.” If any Trading Day during the Execution Period is a Disrupted Day, the Counterparty shall determine whether such Disrupted Day (i) is a Disrupted Day in whole, in which case such day shall be deemed an Excluded Trading Day and the 10b-18 VWAP (as defined in Schedule A) for such Disrupted Day shall not be included for purposes of determining the Execution Period VWAP (as defined in Schedule A) and the Counterparty may elect to extend the Scheduled Termination Date to the immediately following Trading Day for each Disrupted Day in whole or (ii) is a Disrupted Day only in part, in which case the 10b-18 VWAP for such Disrupted Day shall be determined by the Counterparty based on Rule 10b-18 eligible transactions in the Shares on such Disrupted Day taking into account the nature and duration of the relevant event causing the Disrupted Day, and (notwithstanding the definition of Execution Period VWAP) the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period shall be adjusted by the Counterparty in a commercially reasonable manner for purposes of determining the Execution Period VWAP, based on, among other factors, the duration of any such event and the volume, historical trading patterns and price of the Shares.
(e)    The Plan shall terminate on the earliest to occur of (i) the Scheduled Termination Date, (ii) the first Trading Day after the Issuer notifies the Counterparty in writing by 1:00 p.m. New York time on any Trading Day that the Plan shall terminate, (iii) [on or following , 20 ,] the date on which the Counterparty completes the purchase of the Maximum Aggregate Amount in accordance with Schedule A, (iv) the date of public announcement of the voluntary or involuntary liquidation, bankruptcy, insolvency, or nationalization of, or any analogous proceeding affecting, the Issuer and (v) an Accelerated Termination Date. Upon the occurrence of any Accelerated Termination Event, the Counterparty may suspend the Plan, at its election and without prejudice to its right to terminate the Plan. The Counterparty shall provide the Issuer with email notification in advance of any acceleration of termination of the Plan no later than 5:00 pm New York time of the day of termination (any such information sent by e-mail shall be made in accordance with the provisions of paragraph 3(t) below).
“Accelerated Termination Date” shall mean a Trading Day, following the occurrence and during the continuation of an Accelerated Termination Event, designated by the Counterparty by written notice (including by way of email) to the Issuer.
“Accelerated Termination Event” means the occurrence of any of the following events:
1.the Issuer or any other person publicly announces a tender or exchange offer with respect to the Shares;
2.the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Shares are to be exchanged or converted into securities of another company;
3.a breach by the Issuer of a representation, warranty, covenant, or obligation hereunder;
4.the Issuer becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking;
5.the Counterparty determines in its reasonable discretion that it is appropriate in light of legal, regulatory or self-regulatory requirements or related policies or procedures for the Counterparty to refrain from further market activity in connection with the Plan; or
6.[on or following , 20 ,] the Counterparty purchased a number of Shares with an aggregate purchase price equal to or in excess of the Minimum Aggregate Amount.
(f)    The Issuer represents and warrants that it is not, on the date hereof, in possession of any material non-public information regarding the Issuer or the Shares. Information is “Material” if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Issuer agrees not to communicate, directly or indirectly, any material non-public information relating to the Shares or the Issuer to any employee of the Counterparty or its affiliates who is involved, directly or indirectly, in executing the Plan at any time while the Plan is in effect.
(g)    The Issuer represents and warrants that it is currently in an open trading window, that the Plan does not violate the Issuer’s trading policy and that the Plan is intended to comply with Rule 10b5-1.
(h)    The Issuer represents and warrants that the Plan does not violate or conflict with any law, regulation, contract, policy, judgment, order, decree or undertaking applicable to the Issuer or to which the Issuer is a party. The Issuer agrees to notify the Counterparty in writing if it becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking (it being understood that the Issuer coming into possession of material non-public information during the term of the Plan shall not constitute such a restriction).
(i)    The Issuer further represents and warrants that any consents or authorizations required to be obtained with respect to the Plan and use of the Account to effect the Plan under any such law, regulation, contract, policy, judgment, order, decree, board resolution or undertaking have been obtained and are in full force and effect and that all conditions of

APPENDIX F - PAGE 2

any such consents and authorizations have been complied with. The Issuer also represents and warrants that the purchase of Shares pursuant to the Plan has been duly authorized by the Issuer and is consistent with the Issuer’s publicly announced share repurchase program.
(j)    The Issuer agrees that it shall not (except through the Counterparty or an affiliate thereof), and its affiliated purchasers (as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18” or the “safe harbor”)) shall not, directly or indirectly (including by means of a derivative instrument) enter into any transaction to purchase any Shares during the Execution Period. The Issuer represents and warrants to the Counterparty that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18) has made any purchases of blocks pursuant to the proviso in paragraph (b)(4) of Rule 10b-18 during either (i) the four full calendar weeks immediately preceding the date hereof or (ii) during the calendar week in which the date hereof occurs.
(k)    The Issuer warrants, represents and agrees that (A) the Issuer is acting for its own account, and it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (B) the Issuer has made its own independent decisions to enter into the Plan and as to whether the Plan is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, (C) the Issuer is not relying on any communication (written or oral) of the Counterparty or any of its affiliates as investment advice or as a recommendation to enter into the Plan (it being understood that information and explanations related to the terms and conditions of the Plan shall not be considered investment advice or a recommendation to enter into the Plan), (D) no communication (written or oral) received from the Counterparty or any of its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Plan, (E) the Issuer is exercising independent judgment in evaluating the communications (written or oral) of the Counterparty or any of its affiliates, and (F) the Issuer has total assets of at least $50,000,000 as of the date hereof.
(l)    The Issuer represents and warrants that the Plan is being entered into in good faith and is not part of a plan or scheme to evade the prohibitions of Rule 10b5‑1. The Issuer represents and warrants that the transactions pursuant to the Plan contemplated hereby will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act. While the Plan is in effect, the Issuer agrees not to enter into or alter, either directly or indirectly through an affiliated entity, any corresponding or hedging transaction or position with respect to the Shares covered by the Plan and agrees not to alter (except as provided in paragraph 3(u) below) or deviate from, or attempt to exercise any influence over how, when or whether transactions are executed pursuant to, the terms of the Plan. The Issuer further agrees not to (i) enter into a binding contract with respect to the purchase or sale of Shares during the Execution Period with another broker, dealer or financial institution, (ii) instruct another financial institution to purchase or sell Shares during the Execution Period or (iii) adopt a plan for trading the Shares during the Execution Period except through the Counterparty or an affiliate thereof. In addition, the Issuer represents that no such contract, instruction or plan is currently in effect.
(m)    The Issuer agrees to indemnify and hold harmless the Counterparty and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or relating to the Plan (including, but not limited to, a breach of the Issuer’s representations, warranties or covenants in the Plan), except to the extent that such claims or cause of actions arise out of the Counterparty’s acts of willful misconduct or bad faith. This indemnification shall survive termination of the Plan.
(n)    The Issuer understands and acknowledges that the Counterparty and its affiliates may also be active in the market for the Shares and derivatives linked to the Shares other than in connection with the Plan, including acting as agent or as principal and for its own account or on behalf of customers. Any such market activities of the Counterparty and its affiliates with respect to the Shares may affect the market price and volatility of the Shares, each in a manner that may be adverse to the Issuer. The Issuer hereby acknowledges that any transactions by the Counterparty in the Shares pursuant to this Plan will be undertaken by the Counterparty as principal for its own account. The transactions under this Plan is a derivatives transaction in which it has granted the Counterparty an option; the Counterparty may purchase Shares for its own account at an average price that may be greater than, or less than, the price paid by the Issuer under the terms of this Plan.
(o)    The Counterparty agrees that at no time shall its trading in the market pursuant to the Plan employ manipulative or deceptive devices or contrivances in violation of Section 10(b) of the Exchange Act. Further, the Counterparty acknowledges the interest of the Issuer in connection with such repurchases that such repurchases comply with the conditions of the safe harbor provided by Rule 10b-18. The Counterparty agrees to comply with the conditions of Rule 10b-18(b)(2) and (b)(4), and with respect to the price conditions set forth in Rule 10b-18(b)(3), the Counterparty shall not knowingly exceed the highest independent bid or the last independent transaction price, whichever is higher, quoted or reported in the consolidated system at the time the Rule 10b-18 purchase is effected.
(p)    Notwithstanding any other provision hereof, the Counterparty shall not be liable to the Issuer for (i) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen or (ii) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is

APPENDIX F - PAGE 3

beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.
(q)    The Issuer acknowledges and agrees that the Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.
(r)    The Issuer and the Counterparty each acknowledges and agrees that (i) nothing in the Plan is or shall constitute a party acting as the agent of the other for any purpose, (ii) neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other, and (ii) the Counterparty shall act as principal in respect of its acquisition of the Shares.
(s)    The Issuer acknowledges that the Counterparty views the Plan and its structure as proprietary to the Counterparty and the Issuer shall keep the Plan, the terms of this agreement and any writing or other communication in connection to the Plan as confidential; save that this agreement and the Plan may be appended to the Issuer's Proxy Statement (which may be made available online), made available to shareholders in a physical location at any time, and may otherwise be disclosed if required by law, rule, or regulation.
(t)    All notices to the Counterparty under the Plan shall be given to the Counterparty in the manner specified by the Plan by telephone at , by facsimile at , by email to the email address below or by hand delivery, certified mail or nationally recognized overnight courier to the address below:

_____________________________________
_____________________________________
_____________________________________
Email address:

All notices to the Issuer under this Plan shall be given by email to the email address or by facsimile to the number, in either case, as set forth below, or by nationally recognized overnight courier or certified mail to the address below:

_____________________________________
Sensata Technologies Holding plc
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
Facsimile: _______________
Email address: ___________________

Notices sent by hand or overnight courier service, or mailed by certified mail shall be deemed to have been duly given or served on the other parties when actually received. Notices sent by fax shall be deemed to have been received upon written, oral or electronic confirmation of a successful transmission. Notices sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” or “read receipt” functions, as available, return e-mail or other oral or written acknowledgment). Any notices sent or delivered (as provided herein) (x) at or prior to 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on such same Trading Day or (y) after 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on the following Trading Day.

(u)    Any modification or amendment by the parties further requires (i) the written consent of the Counterparty, which consent shall specify the effective date of the modified or amended Plan and (ii) (1) a certificate signed by the Issuer certifying that the representations and warranties in this Plan are true and correct at and as of the date of such certificate as if made at and as of such date, or (2) the execution of a new Plan, as determined by the Counterparty in its sole discretion. The Issuer may not assign the Issuer’s rights or obligations under the Plan without the written permission of the Counterparty and any such assignment without such permission shall be void.
(v)    The Plan shall be governed by and construed in accordance with the laws of the State of New York and may be modified or amended only by a writing signed by the Issuer and the Counterparty.
(w)    This Plan constitutes the entire agreement between the Issuer and the Counterparty with respect to the Plan and supersedes any prior agreements or understandings with regard to the Plan.
(x)    The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced

APPENDIX F - PAGE 4

on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.
[Remainder of this page intentionally left blank. Signature page follows.]

APPENDIX F - PAGE 5

IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their authorized representatives as of the date first written above.
SENSATA TECHNOLOGIES HOLDING PLC

By: _________________________________

Name:___________________________

Title:____________________________

By: _________________________________

Name:___________________________

Title:____________________________

APPENDIX F - PAGE 6

SCHEDULE A
Trading Instructions for the 10b5-1 Repurchase Plan
During the Execution Period and subject to paragraph 3(e) of the Plan, the Counterparty shall endeavor to purchase a number of Shares under the Plan with a cash amount between the Minimum Aggregate Amount and the Maximum Aggregate Amount as determined by the Counterparty in its sole discretion. The Counterparty shall not purchase any Shares at a price exceeding the Limit Price and the maximum aggregate number of Shares which may be purchased pursuant to the Plan shall not exceed the Repurchase Cap. The number of Shares repurchasable on any one Trading Day under the Plan shall be subject to Rule 10b-18(b)(4).
Definition of Terms for the Purpose of this Plan:
A. The “Execution Period” shall begin on , 20 and end on the close of business on the Scheduled Termination Date if not ended earlier pursuant to paragraph 3(e) of the Plan.
B. The “Minimum Aggregate Amount” shall equal $ exclusive of the commission paid ($0.02 per share) and the Performance Commission; provided that such amount shall be reduced by the Counterparty to reflect the effect of a Trading Day that is a Disrupted Day or Excluded Trading Day.
C. The “Maximum Aggregate Amount” shall equal $ exclusive of the commission paid ($0.02 per share) and the Performance Commission.
D. The “Limit Price” shall mean a price per share of the lesser of and 110% of the last reported sale price per share for the Shares on the Exchange or such other exchange on which the Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
E. The “Repurchase Cap” shall mean 20% of the total issued ordinary shares of the Issuer as at 5:00 pm London time on May 28, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
F. The “Performance Commission” shall be equal to the product of (a) all shares repurchased by the Issuer pursuant to this Plan multiplied by (b) 25% of the positive difference, if any, between (1) the Execution Period VWAP minus (2) the Average Repurchase Price.
G. The “Execution Period VWAP” shall mean the arithmetic average of the 10b-18 VWAPs for each Included Trading Day during the Execution Period; provided that upon the occurrence of any partially Disrupted Days during the Execution Period, the Counterparty may determine the 10b-18 VWAP for such Disrupted Day and may adjust the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period as described in paragraph 3(d) of the Plan.
H. The “10b-18 VWAP” shall mean (A) for any trading day that is not a Disrupted Day, the volume-weighted average price at which the Shares traded as reported in the composite transactions for all United States securities exchanges on which such Shares are traded (or, if applicable, any successor exchange), excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades in the consolidated system on such trading day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the exchange on such trading day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Trading Day that do not satisfy the requirements of Rule 10b-18(b)(3) of the Exchange Act, as determined in good faith by the Counterparty, or (B) for any trading day that is a Disrupted Day in full or in part, an amount determined by the Counterparty as set forth in paragraph 3(d) of the Plan. The Issuer acknowledges that the Counterparty may refer to the Bloomberg Page “ST” <Equity> AQR SEC” (or any successor thereto) for any trading day to determine the 10b-18 VWAP.
I. The “Average Repurchase Price” shall mean the weighted average purchase price, exclusive of any commissions, for all Shares repurchased by the Issuer under this Plan over the Execution Period.
J. “Included Trading Day” shall mean a Trading Day that is not an Excluded Trading Day.
K. “Excluded Trading Day” shall mean a Trading Day on which the Counterparty elects not to purchase Shares pursuant to its rights under paragraph 3(d)(i) or paragraph 3(d)(ii) or determines in its sole discretion that the Trading Day is an Excluded Trading Day.

Issuer delivery details: As provided by the Issuer.

APPENDIX F - PAGE 7

APPENDIX F FIXED DOLLAR ACCELERATED STOCK REPURCHASE TRANSACTION

FIXED DOLLAR ACCELERATED SHARE REPURCHASE TRANSACTION

Sensata Technologies Holding plc
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No, 10900776
___________________________________________________________________________________

Dear Sir/Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between [ ] (“Counterparty”) and Sensata Technologies Holding plc (“Issuer”) on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) (the “Equity Definitions”) are incorporated into this Confirmation. The Transaction is a Share Forward Transaction for purposes of the Equity Definitions. Any reference to a currency shall have the meaning contained in Section 1.7 of the 2006 ISDA Definitions, as published by ISDA.

1.This Confirmation evidences a complete and binding agreement between COUNTERPARTY and Issuer as to the terms of the Transaction to which this Confirmation relates and shall supersede all prior or contemporaneous written or oral communications with respect thereto. This Confirmation shall be subject to an agreement (the “Agreement”) in the form of the ISDA 2002 Master Agreement as if COUNTERPARTY and Issuer had executed an agreement in such form without any Schedule but with the elections set forth in this Confirmation.

The Transaction shall be the only transaction under the Agreement. If there exists any ISDA Master Agreement between COUNTERPARTY and Issuer or any confirmation or other agreement between COUNTERPARTY and Issuer pursuant to which an ISDA Master Agreement is deemed to exist between COUNTERPARTY and Issuer, then, notwithstanding anything to the contrary in such ISDA Master Agreement, such confirmation or agreement or any other agreement to which COUNTERPARTY and Issuer are parties, the Transaction shall not be considered a transaction under, or otherwise governed by, such existing or deemed to be existing ISDA Master Agreement.

If there is any inconsistency between the Agreement, this Confirmation and the Equity Definitions, the following will prevail for purposes of the Transaction in the order of precedence indicated: (i) this Confirmation; (ii) the Equity Definitions; and (iii) the Agreement.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

Trade Date: As specified in Schedule I

Buyer: Issuer

Seller: COUNTERPARTY

Shares: Ordinary shares, nominal value EUR 0.01 per share, of Issuer (Ticker: “ST”)

APPENDIX G - PAGE 1

Forward Price:    A price equal to (A) the greater of (i) the arithmetic mean (not a weighted average, subject to “Market Disruption Event” below) of the 10b-18 VWAP on each Calculation Date during the Calculation Period minus (ii) the Discount and (B) the Floor Price.
Discount:     As specified in Schedule I
Floor Price:     As specified in Schedule I
10b-18 VWAP:    On any Calculation Date, a price per Share equal to the volume-weighted average price of the Rule 10b-18 eligible trades in the Shares for the entirety of such Calculation Date as determined by the Calculation Agent at 4:15 EST on such Calculation Date by reference to the screen entitled “ST <Equity> AQR SEC” or any successor page as reported by Bloomberg L.P. or any successor (without regard to pre-open or after-hours trading outside of any regular trading session for such Calculation Date or block trades (as defined in Rule 10b-18(b)(5) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) on such Calculation Date), or, if the price displayed on such screen is clearly erroneous, as determined by the Calculation Agent in good faith and in a commercially reasonable manner.
Calculation Period:    The period from, and including, the Calculation Period Start Date to, and including, the relevant Valuation Date.
Calculation Period Start Date: As specified in Schedule I
Calculation Dates:    As specified in Schedule I
Initial Shares:    As specified in Schedule I
Initial Share Delivery Date:    As specified in Schedule I. On the Initial Share Delivery Date, Seller shall deliver to Buyer a number of Shares equal to the Initial Shares in accordance with Section 9.4 of the Equity Definitions, with the Initial Share Delivery Date being deemed to be a “Settlement Date” for purposes of such Section 9.4.
Prepayment:    Applicable
Prepayment Amount:    As specified in Schedule I
Prepayment Date:     As specified in Schedule I
Exchange:    New York Stock Exchange
Related Exchange:    All Exchanges
Market Disruption Event:    The definition of “Market Disruption Event” in Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,” starting in the third line thereof.
Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.
Notwithstanding anything to the contrary in the Equity Definitions, if any Scheduled Trading Day in the Calculation Period or the Buyer Settlement Valuation Period (each such Scheduled Trading Day, an “Observation Day”) is a Disrupted Day, the Calculation Agent may elect to take one or more of the following actions: (i) determine that such Observation Day is a Disrupted Day in whole, in which case the Calculation Agent shall exclude the 10b-18 VWAP on such Observation Day in determining the Forward Price or Buyer Settlement Price, as applicable, (ii) determine that such Observation Day is a Disrupted Day in part, in which case the Calculation Agent shall (x) determine the 10b-18 VWAP on such Observation Day based on Rule 10b-18 eligible trades in the Shares on such day taking into account the nature and duration of the relevant Market Disruption Event and (y) determine the Forward Price or Buyer Settlement Price, as applicable, using an appropriately weighted average of 10b-18 VWAPs instead of an arithmetic mean, and/or (iii) elect to (x) postpone the Scheduled Valuation Date (in the case of a disrupted Calculation Date) or (y) extend the Buyer Settlement Valuation Period (in the case of a Disrupted Day during the Buyer Settlement Valuation Period) by up to one Scheduled Trading Day for every Observation Day that is a Disrupted Day during the Calculation Period or Buyer Settlement Valuation Period, as applicable. For the avoidance of doubt, if the Calculation Agent takes the action described in clause (ii)

APPENDIX G - PAGE 2

above, then such Disrupted Day shall be an Observation Day for purposes of calculating the Forward Price or Buyer Settlement Price, as applicable.
Any Scheduled Trading Day on which, as of the date hereof, the Exchange is scheduled to close prior to its normal close of trading shall be deemed not to be a Scheduled Trading Day. If a closure of the Exchange prior to its normal close of trading is scheduled (x) on any Scheduled Trading Day during the Calculation Period following the date hereof or (y) on any Scheduled Trading Day during the Buyer Settlement Valuation Period after the relevant Buyer Election Date, then such Scheduled Trading Day shall be deemed to be a Disrupted Day in full.
If a Disrupted Day occurs (or is deemed to occur) during the Calculation Period or the Buyer Settlement Valuation Period, as the case may be, and each of the five immediately following Scheduled Trading Days is a Disrupted Day (a “Disruption Event”), then the Calculation Agent, in its good faith and commercially reasonable discretion, may (x) deem the day such Disruption Event occurs and each consecutive Disrupted Day thereafter to be an Observation Day that is not a Disrupted Day and determine the 10b-18 VWAP for each such Observation Day using its good faith and commercially reasonable estimate of the value of the Shares on such day based on the volume, historical volatility and trading patterns and price of the Shares and such other factors as it deems appropriate and commercially reasonable to take into account or (y) treat such Disruption Event as an Additional Termination Event in respect of the Transaction, with Issuer as the sole Affected Party and the Transaction as the sole Affected Transaction.
VALUATION:

Valuation Date(s):    The earlier of (i) the Scheduled Valuation Date and (ii) any earlier accelerated Valuation Date as a result of COUNTERPARTY’s election in accordance with the immediately succeeding paragraph.
COUNTERPARTY shall have the right, in its absolute discretion, to accelerate the Valuation Date, for the whole Transaction or only a part thereof, to any Scheduled Trading Day that is on or after the Lock-Out Date and prior to the Scheduled Valuation Date by notice (each such notice, an “Acceleration Notice”) to Issuer by 9:00 p.m., New York City time, on the Exchange Business Day immediately following the accelerated Valuation Date (the “Acceleration Date”). COUNTERPARTY shall specify in each Acceleration Notice the portion of the Prepayment Amount that is subject to acceleration. If the portion of the Prepayment Amount that is subject to acceleration is less than the full remaining Prepayment Amount, then the Calculation Agent shall make such mechanical or administrative adjustments to the terms of the Transaction as appropriate in order to take into account the occurrence of such Acceleration Date (including cumulative adjustments to take into account all prior Acceleration Dates).
Scheduled Valuation Date:    As specified in Schedule I, subject to postponement in accordance with “Market Disruption Event” above.
Lock-Out Date:    As specified in Schedule I
SETTLEMENT TERMS:

Physical Settlement:    On any Valuation Date (including any Acceleration Date, if applicable), the Calculation Agent shall calculate the Settlement Amount for the relevant portion of the Transaction. The “Settlement Amount” for the Transaction is a number of Shares equal to (a) (i) the Prepayment Amount divided by (ii) the Forward Price minus (b) the Initial Shares, rounded to the nearest whole number of Shares.
If the Settlement Amount is positive, Seller shall deliver to Buyer a number of Shares equal to the Settlement Amount on the Settlement Date. If the Settlement Amount is negative, the provisions of Buyer Settlement shall apply.
Settlement Currency:    USD
Settlement Date:    The date that falls one Settlement Cycle after the relevant Valuation Date or Acceleration Date if prior to the Scheduled Valuation Date for the relevant portion of the Transaction (the final Settlement Date, the “Final Settlement Date”).

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Buyer Settlement:    If the Settlement Amount is negative, Buyer may elect that the Buyer Share Settlement provisions apply in lieu of the Buyer Cash Settlement Method provisions by written notice to Seller, which notice shall be effective if received by Seller by the earlier of (i) the Scheduled Valuation Date and (ii) the Scheduled Trading Day immediately following the final Acceleration Date (such date, the “Buyer Election Date”).
Buyer Cash Settlement:    If Cash Settlement is applicable, then Buyer shall pay to Seller the absolute value of the Buyer Cash Settlement Amount on the Buyer Cash Settlement Payment Date.
Buyer Cash Settlement
Amount:    An amount equal to (a) the aggregate of each negative Settlement Amount, multiplied by (b) the Buyer Settlement Price.
Buyer Settlement Price:    Subject to “Market Disruption Event” above, an amount equal to the arithmetic mean of the 10b-18 VWAP for each Scheduled Trading Day in the Buyer Settlement Valuation Period, plus USD 0.05 (in each case, plus interest on such amount during the Buyer Settlement Valuation Period at the rate of interest for Issuer’s long term, unsecured and unsubordinated indebtedness, as determined by the Calculation Agent).
Buyer Settlement Valuation
Period:    A number of Scheduled Trading Days selected by the Calculation Agent, beginning on the Scheduled Trading Day immediately following the Buyer Election Date, subject to “Market Disruption Event” above.
Buyer Cash Settlement
Payment Date:    The Currency Business Day immediately following the last day of the Buyer Settlement Valuation Period.
Buyer Share Settlement:    On the Final Settlement Date, Buyer shall deliver to Seller a number of Shares equal to the Buyer Share Settlement Percentage multiplied by the absolute value of the aggregate of each negative Settlement Amount. Buyer’s obligation under this provision shall be netted against any obligations of Seller under “Physical Settlement” above on the Final Settlement Date.
Buyer Share Settlement
Percentage:    As specified in Schedule I
Other Applicable Provisions:    The last sentence of Section 9.2, Sections 9.8, 9.9, 9.10 and 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Buyer is the issuer of the Shares) and Section 9.12 of the Equity Definitions will be applicable to the Transaction.
SHARE ADJUSTMENTS:

Potential Adjustment Event:    in addition to the events described in Section 11.2(e) of the Equity Definitions, the occurrence of a Disrupted Day (including due to the occurrence of a Regulatory Disruption) shall constitute a Potential Adjustment Event. In the case of any event described in the preceding sentence, the Calculation Agent may, in its commercially reasonable judgment, adjust any relevant terms of the Transaction as the Calculation Agent determines appropriate to account for the economic effect on the Transaction of such event.
Different Dividend: For any calendar quarter, any dividend or distribution on the Shares with an ex-dividend date occurring during such calendar quarter (other than any dividend or distribution of the type described in Section 11.2(e)(i) or Section 11.2(e)(ii)(A) of the Equity Definitions) (a “Dividend”) the amount or value of which (as determined by the Calculation Agent), when aggregated with the amount or value (as determined by the Calculation Agent) of any and all previous Dividends with ex-dividend dates occurring in the same calendar quarter, differs from the Ordinary Dividend Amount.
Ordinary Dividend Amount:     As specified in Schedule I
Extraordinary Dividend:    The per Share cash dividend or distribution, or a portion thereof, declared by Issuer on the Shares that is classified by the board of directors of Issuer as an “extraordinary” dividend.

APPENDIX G - PAGE 4

Consequences of Different
Dividend:    The declaration by the Issuer of any Different Dividend, the ex-dividend date for which occurs or is scheduled to occur during the Relevant Dividend Period (as defined below) for the Transaction, shall, at the Calculation Agent’s election, either (x) constitute an Additional Termination Event in respect of such Transaction, with Buyer as the sole Affected Party and such Transaction as the sole Affected Transaction or (y) result in an adjustment, by the Calculation Agent, to the Floor Price as the Calculation Agent determines appropriate to account for the economic effect on the Transaction of such Different Dividend.
Early/Late Ordinary
Dividend Payment:    If an ex-dividend date for any Dividend that is neither (x) a dividend or distribution of the type described in Section 11.2(e)(i) or Section 11.2(e)(ii)(A) of the Equity Definitions nor (y) an Extraordinary Dividend, occurs during any calendar quarter occurring (in whole or in part) during the Relevant Dividend Period and such ex-dividend date is not on the Scheduled Ex-Dividend Date for such calendar quarter, the Calculation Agent shall make such adjustment to the exercise, settlement, payment or any other terms of the Transaction as the Calculation Agent determines appropriate to account for the economic effect on the Transaction of such event.
Scheduled Ex-Dividend Dates:    As specified in Schedule I
Relevant Dividend Period:    The period from, and including, the Trade Date for the Transaction to, and including, the later of (i) the fifth Scheduled Trading Day following the Scheduled Valuation Date for the Transaction and (ii) the last day of any Buyer Settlement Valuation Period for the Transaction.
Method of Adjustment:    Calculation Agent Adjustment
EXTRAORDINARY EVENTS:

Consequences of Merger Events:

Share-for-Share: Modified Calculation Agent Adjustment
Share-for-Other:    Cancellation and Payment
Share-for-Combined:    Component Adjustment
Tender Offer:     Applicable
Consequences of Tender Offers:
Share-for-Share:    Modified Calculation Agent Adjustment
Share-for-Other:    Modified Calculation Agent Adjustment
Share-for-Combined:    Modified Calculation Agent Adjustment
New Shares:    In the definition of New Shares in Section 12.1(i) of the Equity Definitions, the text in clause (i) thereof shall be deleted in its entirety and replaced with “publicly quoted, traded or listed on any of the New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors)”.
Composition of Combined
Consideration:    Not Applicable
Nationalization, Insolvency
or Delisting:    Cancellation and Payment; provided that, in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

APPENDIX G - PAGE 5

ADDITIONAL DISRUPTION EVENTS:

Change in Law:    Applicable; provided that Section 12.9(a)(ii) of the Equity Definitions is hereby amended by (i) replacing the phrase “the interpretation” in the third line thereof with the phrase “, or announcement or statement of, the formal or informal interpretation”, (ii) replacing the word “Shares” where it appears in clause (X) thereof with the words “Hedge Position” and (iii) adding the words “, or holding, acquiring or disposing of Shares or any Hedge Position relating to,” after the word “under” in clause (Y) thereof; provided further that (i) any determination as to whether (A) the adoption of or any change in any applicable law or regulation (including, for the avoidance of doubt and without limitation, (x) any tax law or (y) adoption or promulgation of new regulations authorized or mandated by existing statute) or (B) the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), in each case, constitutes a “Change in Law” shall be made without regard to Section 739 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any similar legal certainty provision in any legislation enacted, or rule or regulation promulgated, on or after the Trade Date, and (ii) Section 12.9(a)(ii) of the Equity Definitions is hereby amended by replacing the parenthetical beginning after the word “regulation” in the second line thereof the words “(including, for the avoidance of doubt and without limitation, (x) any tax law or (y) adoption or promulgation of new regulations authorized or mandated by existing statute)”.
Failure to Deliver:    Applicable
Insolvency Filing:    Applicable
Hedging Disruption:    Not Applicable
Increased Cost of Hedging:    Not Applicable
Loss of Stock Borrow:    Applicable
Maximum Stock Loan Rate: As specified in Schedule I
Increased Cost of Stock Borrow: Applicable
Initial Stock Loan Rate: As specified in Schedule I
Determining Party:    For all applicable events, COUNTERPARTY; provided that, when making any determination, adjustment or calculation as Determining Party, it will do so in good faith and in a commercially reasonable manner. Upon receipt of written request from the Issuer following any determination, adjustment or calculation made by Determining Party hereunder, Determining Party shall, with reasonable promptness (but in any event within five (5) Scheduled Trading Days from the receipt of such request), provide the Issuer with a written explanation and report (in a commonly used file format for the storage and manipulation of data) describing, in reasonable detail, such determination, adjustment or calculation (including, as applicable, any quotations, market data, information from internal sources used in making such determination, adjustment or calculation, descriptions of the methodology and any assumptions and basis used in making such determination, adjustment or calculation), it being understood that the Determining Party shall not be obligated to disclose any proprietary or confidential models or proprietary or confidential information used by it for such determination, adjustment or calculation.

Hedging Party:    For all applicable events, COUNTERPARTY; provided that, when making any determination, adjustment or calculation as Hedging Party, it will do so in good faith and in a commercially reasonable manner. Upon receipt of written request from the Issuer following any determination, adjustment or calculation made by Hedging Party hereunder, the Hedging Party shall, with reasonable promptness (but in any event within five (5) Scheduled Trading Days from the receipt of such request), provide the Issuer with a written explanation and report (in a commonly used file format for the storage and manipulation of data) describing, in reasonable detail, such determination, adjustment or calculation (including, as applicable, any quotations, market data, information from

APPENDIX G - PAGE 6

internal sources used in making such determination, adjustment or calculation, descriptions of the methodology and any assumptions and basis used in making such determination, adjustment or calculation), it being understood that the Hedging Party shall not be obligated to disclose any proprietary or confidential models or proprietary or confidential information used by it for such determination, adjustment or calculation.
Non-Reliance:    Applicable
Agreements and Acknowledgments
Regarding Hedging Activities: Applicable
Additional Acknowledgments:    Applicable
Hedging Adjustments:    Whenever the Calculation Agent is called upon to make a determination, calculation or adjustment pursuant to the terms of this Confirmation or the Equity Definitions to take into account the effect of an event, the Calculation Agent shall make such determination, calculation or adjustment by reference to the effect of such event on COUNTERPARTY with the Calculation Agent assuming that COUNTERPARTY maintains a commercially reasonable Hedge Position in respect of the Transaction.
3.    Calculation Agent: COUNTERPARTY; provided that, when making any determination, adjustment or calculation as Calculation Agent, it will do so in good faith and in a commercially reasonable manner. Upon receipt of written request from the Issuer following any determination, adjustment or calculation made by the Calculation Agent hereunder, the Calculation Agent shall, with reasonable promptness (but in any event within five (5) Scheduled Trading Days from the receipt of such request), provide the Issuer with a written explanation and report (in a commonly used file format for the storage and manipulation of data) describing, in reasonable detail, such determination, adjustment or calculation (including, as applicable, any quotations, market data, information from internal sources used in making such determination, adjustment or calculation, descriptions of the methodology and any assumptions and basis used in making such determination, adjustment or calculation), it being understood that the Calculation Agent shall not be obligated to disclose any proprietary or confidential models or proprietary or confidential information used by it for such determination, adjustment or calculation.
4.    Account Details and Notices:
(a) Account for delivery of Shares to Issuer:
[_______]

(b) Account for payments to Issuer:

[_______]

(c) Account for payments and delivery of Shares to COUNTERPARTY:

To be provided separately.

(d) For purposes of this Confirmation:

(i) Address for notices or communications to Issuer:
[ ]

(ii) Address for notices or communications to COUNTERPARTY:
[ ]

5.    Amendments to the Equity Definitions.
(a)    Section 11.2(a) of the Equity Definitions is hereby amended by deleting the words “a diluting or concentrative effect on the theoretical value of the relevant Shares” and replacing them with the words “a material economic effect on the Shares or the relevant Transaction”.
(b)    The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction or Share Forward Transaction, then, following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material economic effect on the Transaction and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and the

APPENDIX G - PAGE 7

portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative” and the words “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Share)” and replacing such latter phrase with the words “(including adjustments to account for changes in volatility, stock loan rate or liquidity relevant to the Shares or to the Transaction)”.
(c)    Section 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative effect on the theoretical value of the relevant Shares” and replacing them with the words “material economic effect on the Shares or the relevant Transaction”.
(d)    The definition of “Announcement Date” in Section 12.1(l) of the Equity Definitions is hereby amended by (a) replacing the words “a firm” with the word “any” in the fourth lines thereof, (b) replacing the word “leads to the” with the words “, if completed, would lead to a” in the fifth line thereof, (c) replacing the words “voting shares” with the word “, voting power or Shares” in the fifth line thereof, (d) inserting the words “by any entity” after the word “announcement” in the fourth line thereof and (e) inserting the words “or to explore the possibility of purchasing or otherwise obtaining” after the word “obtain” in the fourth line thereof;
(e)    Section 12.3(d) of the Equity Definitions shall each be amended by replacing each occurrence of the words “Tender Offer Date” by “Announcement Date.”
(f)    Section 12.6(c)(ii) of the Equity Definitions is hereby amended by replacing the words “the Transaction will be cancelled,” in the first line with the words “COUNTERPARTY will have the right to cancel the Transaction,”.
(g)    Section 12.9(b)(iv) of the Equity Definitions is hereby amended by (A) deleting (1) subsection (A) in its entirety, (2) the phrase “or (B)” following subsection (A) and (3) the phrase “in each case” in subsection (B); and (B) replacing the phrase “neither the Non-Hedging Party nor the Lending Party lends Shares” with the phrase “such Lending Party does not lend Shares” in the penultimate sentence.
(h).    Section 12.9(b)(v) of the Equity Definitions is hereby amended by (A) adding the word “or” immediately before subsection “(B)” and deleting the comma at the end of subsection (A); and (B)(1) deleting subsection (C) in its entirety, (2) deleting the word “or” immediately preceding subsection (C) and (3) replacing in the penultimate sentence the words “either party” with “the Hedging Party” and (4) deleting clause (X) in the final sentence.
6.    Alternative Termination Settlement.
In the event that (a) an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to the Transaction or (b) the Transaction is cancelled or terminated upon the occurrence of an Extraordinary Event (except as a result of (i) a Nationalization, Insolvency or Merger Event in which the consideration to be paid to holders of Shares consists solely of cash, (ii) a Merger Event or Tender Offer that is within Issuer’s control, or (iii) an Event of Default in which Issuer is the Defaulting Party or a Termination Event in which Issuer is the Affected Party other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or a Termination Event of the type described in Section 5(b) of the Agreement, in each case that resulted from an event or events outside Issuer’s control), if either party would owe any amount to the other party pursuant to Section 6(d)(ii) of the Agreement or any Cancellation Amount pursuant to Article 12 of the Equity Definitions (any such amount, a “Payment Amount”), then such payment shall be paid as set forth under the Agreement or Equity Definitions, as the case may be, unless Issuer makes an election to the contrary (which election shall be effective only if Issuer represents in writing to COUNTERPARTY that, as of the date of such election, Issuer is not in possession or otherwise aware of any material nonpublic information regarding Issuer or the Shares). No later than the Early Termination Date or the date on which such Transaction is terminated or cancelled, in which case Issuer or COUNTERPARTY, as the case may be, shall deliver to the other party a number of Shares (or a number of units, each comprising the number or amount of the securities or property that a hypothetical holder of one Share would receive in the case of a Nationalization, Insolvency or Merger Event, as the case may be (each such unit, an “Alternative Delivery Unit”)), with a value equal to the Payment Amount. In determining the number of Shares (or Alternative Delivery Units) required to be delivered under this provision, the Calculation Agent may take into account a number of factors, including, without limitation, the market price of the Shares (or Alternative Delivery Units) on the Early Termination Date or the date of early cancellation or termination, as the case may be. Additionally, (x) if such delivery is made by COUNTERPARTY, the Calculation Agent shall take into account the prices at which COUNTERPARTY purchases Shares (or Alternative Delivery Units) to fulfill its delivery obligations under this Section 6 and (y) if such delivery is made by the Issuer, the Calculation Agent shall apply a commercially reasonable illiquidity discount and take into account any commercially reasonable carrying charges and expenses incurred in connection with the restricted status of such Shares under applicable securities laws.

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7.    Special Provisions for Acquisition Transaction Announcements.

(a)    If an Acquisition Transaction Announcement occurs on or prior to the final Valuation Date, then the Calculation Agent shall make such adjustments to the exercise, settlement, payment or any other terms of the Transaction as the Calculation Agent determines appropriate (including, without limitation and for the avoidance of doubt, adjustments that would allow the Settlement Amount to be less than zero), at such time or at multiple times as the Calculation Agent determines appropriate, to account for the material economic effect on the Transaction of such event (including adjustments to account for changes in volatility, stock loan rate, value of any commercially reasonable Hedge Positions in connection with the Transaction and liquidity relevant to the Shares or to such Transaction). If an Acquisition Transaction Announcement occurs after the Trade Date but prior to the Lock-Out Date, the Lock-Out Date shall be deemed to be the date of such Acquisition Transaction Announcement.
(b)    “Acquisition Transaction Announcement” means (i) the announcement of an Acquisition Transaction, (ii) an announcement that Issuer or any of its affiliates or subsidiaries or a Valid Third Party Entity or affiliate of the Valid Third Party Entity has entered into an agreement, a letter of intent or an understanding designed to result in an Acquisition Transaction, (iii) the announcement of the intention to solicit or enter into, or to explore strategic alternatives or other similar undertaking that may include, an Acquisition Transaction, (iv) any other announcement that in the reasonable judgment of the Calculation Agent may result in an Acquisition Transaction or (v) any announcement subsequent to an Acquisition Transaction Announcement relating to an amendment, extension, withdrawal or other change to the subject matter of a prior Acquisition Transaction Announcement. For the avoidance of doubt, the term “announcement” as used in the definition of Acquisition Transaction Announcement refers to any public statement and/or any announcement related to an Acquisition Transaction, whether made by Issuer, any affiliate or subsidiary of the Issuer or any Valid Third Party Entity or affiliate of a Valid Third Party Entity. “Valid Third Party Entity” means, in respect of any transaction, any third party that has a bona fide intent to enter into or consummate such transaction, as determined by the Calculation Agent in good faith in a commercially reasonable manner (it being understood and agreed that in determining whether such third party has such a bona fide intent, the Calculation Agent may take into consideration the effect of the relevant announcement by such third party on the Shares and/or options relating to the Shares).
(c)    “Acquisition Transaction” means (i) any Merger Event (for purposes of this definition, the definition of Merger Event shall be read with the references therein to “100%” being replaced by “15%” and to “50%” by “75%” and without reference to the clause beginning immediately following the definition of Reverse Merger therein to the end of such definition), Tender Offer or Merger Transaction (as defined below) or any other transaction involving the merger of Issuer with or into any third party, (ii) the sale or transfer of all or substantially all of the assets or liabilities of Issuer, (iii) a recapitalization, reclassification, binding share exchange or other similar transaction, (iv) any acquisition, lease, exchange, transfer, disposition (including by way of spin-off or distribution) of assets or liabilities (including any capital stock or other ownership interests in subsidiaries) or other similar event by Issuer or any of its subsidiaries where the aggregate consideration transferable or receivable by or to Issuer or its subsidiaries exceeds 25% of the market capitalization of Issuer and (v) any transaction with respect to which Issuer or its board of directors has a legal obligation to make a recommendation to its shareholders in respect of such transaction (whether pursuant to Rule 14e-2 under the Exchange Act or otherwise).

8.    COUNTERPARTY Adjustments.

In the event that COUNTERPARTY reasonably determines that it is appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by COUNTERPARTY, and including, without limitation, Rule 10b-18, Rule 10b-5, Regulations 13D-G and Regulations 14D-E, each under the Exchange Act), for COUNTERPARTY to refrain from purchasing Shares or engaging in other market activity or to purchase fewer than the number of Shares or to engage in fewer or smaller other market transactions than COUNTERPARTY would otherwise purchase or engage in (such determination, a “Regulatory Disruption”) on any Scheduled Trading Day(s) on or prior to the conclusion of the Potential Purchase Period (as defined below), then COUNTERPARTY may, in its discretion, elect that a Market Disruption Event shall be deemed to have occurred and will be continuing on any such Scheduled Trading Day(s) and each such Scheduled Trading Day shall be a Disrupted Day (subject to “Market Disruption Event” above).

APPENDIX G - PAGE 9

9.    Covenants.

Issuer covenants and agrees that:

(a)    Until the end of the Potential Purchase Period (as defined below), neither it nor any of its affiliated purchasers (as defined in Rule 10b-18 under the Exchange Act, “Rule 10b-18”) shall directly or indirectly (which shall be deemed to include the writing or purchase of any cash-settled or other derivative transaction which references Shares or structured Share repurchase or other derivative with a hedging period, calculation period or settlement valuation period or similar period that overlaps with the Transaction) purchase, offer to purchase, place any bid or limit order relating to a purchase of or commence any tender offer relating to Shares (or any security convertible into or exchangeable for Shares) without the prior written approval of COUNTERPARTY or take any other action that would cause the purchase by COUNTERPARTY of any Shares in connection with this Confirmation not to qualify for the safe harbor provided in Rule 10b-18 under the Exchange Act (assuming for the purposes of this paragraph that such safe harbor were otherwise available for such purchases). “Potential Purchase Period” means the period from, and including, the Trade Date to, and including, the latest of (i) the last day of any Buyer Settlement Valuation Period, (ii) the earlier of (A) the date five Exchange Business Days immediately following the last day of the Calculation Period and (B) the Scheduled Valuation Date and (iii) if an Early Termination Date occurs or the Transaction is cancelled pursuant to Article 12 of the Equity Definitions, a date determined by COUNTERPARTY in its commercially reasonable discretion and communicated to Issuer no later than the Exchange Business Day immediately following such date (or, in the absence of such communication, the date that is five Exchange Business Days immediately following such date).
(b)    It will comply with all laws, rules and regulations applicable to it (including, without limitation, the Securities Act of 1933 (the “Securities Act”) and the Exchange Act) in connection with the transactions contemplated by this Confirmation.
(c)    Without limiting the generality of Section 13.1 of the Equity Definitions, it is not relying, and has not relied, upon COUNTERPARTY or any of its representatives or advisors with respect to the legal, accounting, tax or other implications of this Confirmation and that it has conducted its own analyses of the legal, accounting, tax and other implications of this Confirmation, and that COUNTERPARTY and its affiliates may from time to time effect transactions for their own account or the account of customers and hold positions in securities or options on securities of Issuer and that COUNTERPARTY and its affiliates may continue to conduct such transactions during the term of this Confirmation. Without limiting the generality of the foregoing, Issuer acknowledges that COUNTERPARTY is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.
(d)    Neither it nor any affiliates shall take any action that would cause a restricted period (as defined in Regulation M under the Exchange Act (“Regulation M”)) to be applicable to any purchases of Shares, or of any security for which Shares is a reference security (as defined in Regulation M), by Issuer or any affiliated purchasers (as defined in Regulation M) of Issuer during the Potential Purchase Period.
(e)    It will not during the term of the Transaction make, or, to the extent within its control, permit to be made, any public announcement (as defined in Rule 165(f) under the Securities Act) of any Merger Transaction or potential Merger Transaction unless such public announcement is made prior to the open or after the close of the regular trading session on the Exchange for the Shares. “Merger Transaction” means any merger, acquisition or similar transaction involving a recapitalization of Issuer as contemplated by Rule 10b-18(a)(13)(iv) under the Exchange Act. Issuer acknowledges that any such public announcement may trigger the provision set forth in Section 8 above.
(f)    Not later than 7:00 AM New York City time on the day following the announcement of a Merger Transaction, Issuer shall provide COUNTERPARTY with written notice, which notice shall specify (i) the nature of such announcement; (ii) Issuer’s average daily “Rule 10b-18 purchases” as defined in Rule 10b-18 during the three full calendar months immediately preceding such announcement and (iii) the number of Shares purchased pursuant to the block purchase proviso in Rule 10b-18(b)(4) under the Exchange Act for the three full calendar months preceding the date of such announcement. Such written notice shall be deemed to be a certification by Issuer to COUNTERPARTY that such information is true and correct. Issuer understands that COUNTERPARTY will use this information in calculating the trading volume for purposes of Rule 10b-18. In addition, Issuer shall promptly provide written notice to

APPENDIX G - PAGE 10

COUNTERPARTY of the occurrence of the completion of such transaction or the completion of the vote by target shareholders related to such transaction. Issuer acknowledges that its delivery of such notices must comply with the standards set forth in Section 10(c) below.
(g)    (A) Any Shares or Alternative Delivery Units delivered to COUNTERPARTY may be transferred by and among COUNTERPARTY and its affiliates and Issuer shall effect such transfer without any further action by COUNTERPARTY and (B) after the period of 6 months from the date that Issuer elects to deliver any Shares or Alternative Delivery Units pursuant to the terms of this Transaction (or no later than 1 year from such date, if at the time of COUNTERPARTY’s or its affiliate’s request, informational requirements of Rule 144 under the Securities Act are not satisfied with respect to Issuer) has elapsed in respect of any such election to deliver Shares or Alternative Delivery Units to COUNTERPARTY, Issuer shall promptly remove, or cause the transfer agent for such Shares or Alternative Delivery Units to remove, any legends referring to any restrictions or requirements related to any applicable securities laws upon request by COUNTERPARTY (or such affiliate of COUNTERPARTY) to Issuer or such transfer agent, without any requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by COUNTERPARTY (or such affiliate of COUNTERPARTY). Notwithstanding anything to the contrary herein, to the extent the provisions of Rule 144 of the Securities Act or any successor rule are amended, or the applicable interpretation thereof by the Securities and Exchange Commission or any court change after the Trade Date, the agreements of Issuer herein shall be deemed modified to the extent necessary, as determined by COUNTERPARTY, to comply with Rule 144 of the Securities Act, as in effect at the time of delivery of the relevant Shares or Alternative Delivery Units.
10.    Representations, Warranties, Acknowledgments, and Agreements.

(a)    Issuer hereby represents and warrants to COUNTERPARTY on the date hereof and on and as of the Initial Share Delivery Date that:
(i)    None of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares, and is entering into, and shall act during the term of, the Transaction in good faith and not as part of a plan or scheme to evade the prohibitions of federal securities laws, including, without limitation, Rule 10b-5 under the Exchange Act and (B) Issuer agrees not to alter or deviate from the terms of this Confirmation or enter into or alter a corresponding or hedging transaction or position with respect to the Shares (including, without limitation, with respect to any securities convertible or exchangeable into the Shares) during the term of this Confirmation. Without limiting the generality of the foregoing, all reports and other documents filed by Issuer with the Securities and Exchange Commission pursuant to the Exchange Act when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents) do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.
(ii)    The transactions contemplated by this Confirmation have been authorized under Issuer’s publicly announced program to repurchase Shares prior to the Trade Date.
(iii)    Issuer is not entering into the Transaction or making any election hereunder to facilitate a distribution of the Shares (or any security convertible into or exchangeable for Shares) or in connection with a future issuance of securities.
(iv)    Issuer is not entering into the Transaction or making any election hereunder to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress the price of the Shares (or any security convertible into or exchangeable for Shares) in violation of the federal securities laws.
(v)    There have been no purchases of Shares in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Issuer or any of its affiliated purchasers during each of the four calendar weeks preceding the Trade Date and during the calendar week in which the Trade Date occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each as defined in Rule 10b-18).
(vi)    Issuer is as of the date hereof, the Prepayment Date, any Buyer Election Date and any Buyer Cash Settlement Payment Date, and after giving effect to the transactions contemplated hereby will be, Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the

APPENDIX G - PAGE 11

assets of Issuer is not less than the total amount required to pay the liabilities of Issuer on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) Issuer is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming consummation of the transactions as contemplated by this Confirmation, Issuer is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (D) Issuer is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which Issuer is engaged, (E) Issuer is not a defendant in any civil action that could reasonably be expected to result in a judgment that Issuer is or would become unable to satisfy, (F) Issuer is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”)) and (G) Issuer would be able to purchase Shares with an aggregate purchase price equal to the Prepayment Amount in compliance with the corporate laws of the jurisdiction of its incorporation.
(vii)    Issuer is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(viii)    No state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of COUNTERPARTY or its affiliates owning or holding (however defined) Shares.
(ix)    Issuer (A) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (C) has total assets of at least USD 50,000,000 as of the date hereof.
(b)    Issuer acknowledges and agrees that the Initial Shares may be sold short to Issuer. Issuer further acknowledges and agrees that COUNTERPARTY may purchase Shares in connection with the Transaction, which Shares may be used to cover all or a portion of such short sale or may be delivered to Issuer. Such purchases and any other market activity by COUNTERPARTY will be conducted independently of Issuer by COUNTERPARTY as principal for its own account. All of the actions to be taken by COUNTERPARTY in connection with the Transaction shall be taken by COUNTERPARTY independently and without any advance or subsequent consultation with Issuer.
(c)    It is the intent of the parties that the Transaction comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act, and the parties agree that this Confirmation shall be interpreted to comply with the requirements of such rule, and Issuer shall not take any action that results in the Transaction not so complying with such requirements. Without limiting the generality of the preceding sentence, Issuer acknowledges and agrees that (A) Issuer does not have, and shall not attempt to exercise, any influence over how, when or whether COUNTERPARTY effects any market transactions in connection with the Transaction and (B) neither Issuer nor its officers or employees shall, directly or indirectly, communicate any information regarding Issuer or the Shares to any employee of COUNTERPARTY or its Affiliates, other than employees identified by COUNTERPARTY to Issuer in writing as employees not responsible for executing market transactions in connection with the Transaction. Issuer also acknowledges and agrees that any amendment, modification, waiver or termination of this Confirmation must be effected in accordance with the requirements for the amendment or termination of a “plan” as defined in Rule 10b5-1(c) under the Exchange Act. Without limiting the generality of the foregoing, any such amendment, modification, waiver or termination shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, and no such amendment, modification, waiver or termination shall be made at any time at which Issuer or any officer or director of Issuer is aware of any material nonpublic information regarding Issuer or the Shares.
(d)    Each of Issuer and COUNTERPARTY represents and warrants to the other that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended.
(e)    Each of Issuer and COUNTERPARTY acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) thereof. Accordingly, it represents and warrants to the other party that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is

APPENDIX G - PAGE 12

an “accredited investor” as that term is defined in Regulation D under the Securities Act, (iii) it is entering into the Transaction for its own account and without a view to the distribution or resale thereof and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.
11.    Acknowledgements of Issuer Regarding Hedging and Market Activity.
Issuer agrees, understands and acknowledges that:
(a)    During the period from (and including) the Trade Date to (and including) the Settlement Date, COUNTERPARTY and its Affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative transactions in order to establish, maintain or adjust its Hedge Position with respect to the Transaction.
(b)    COUNTERPARTY and its Affiliates also may be active in the market for the Shares or options, futures contracts, swaps or other derivative transactions relating to the Shares other than in connection with hedging activities in relation to the Transaction.
(c)    COUNTERPARTY shall make its own determination as to whether, when and in what manner any hedging or market activities in Issuer’s securities or other securities or transactions shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Transaction.
(d)    Any such market activities of COUNTERPARTY and its Affiliates may affect the market price and volatility of the Shares, including the 10b-18 VWAP, the Forward Price, and the Buyer Settlement Price, each in a manner that may be adverse to Issuer.
12.    Indemnification.
In the event that COUNTERPARTY becomes involved in any capacity in any action, proceeding or investigation brought by or against any person in connection with any matter related to this Confirmation or the Transaction, Issuer will reimburse COUNTERPARTY for its reasonable legal and other expenses (including the cost of any investigation and preparation) as incurred in connection therewith. Issuer also will indemnify and hold COUNTERPARTY harmless against any losses, claims, damages or liabilities (each and collectively “Losses”) to which it may become subject in connection with any matter related to this Confirmation or the Transaction. If for any reason the foregoing indemnification is unavailable to COUNTERPARTY or insufficient to hold it harmless, then Issuer shall contribute to the amount incurred by COUNTERPARTY as a result of such Losses in such proportion as is appropriate to reflect the relative fault of Issuer on one hand and COUNTERPARTY on the other hand with respect to such Losses and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of Issuer under this Section 12 shall be in addition to any liability that Issuer may otherwise have, shall extend upon the same terms and conditions to any Affiliate of COUNTERPARTY and the partners, directors, officers, agents, employees and controlling persons (if any), as the case may be, of COUNTERPARTY and any such Affiliate (each of such Affiliate, COUNTERPARTY or such person, a “COUNTERPARTY Person”) and shall be binding upon any successors or assigns of Issuer, and shall inure to the benefit of any successors, assigns, heirs and personal representatives of each COUNTERPARTY Person. Issuer also agrees that no COUNTERPARTY Person shall have any liability to Issuer for or in connection with any matter related to this Confirmation. Notwithstanding the foregoing, the reimbursement, indemnity, contribution and exculpation obligations of Issuer under this Section 12 shall not apply for the benefit of any person to the extent that any Losses or expenses incurred by such person result from the gross negligence or bad faith of such person in effecting the Transaction. The foregoing provisions shall survive any termination or completion of the Transaction. The foregoing reimbursement, indemnity and contribution obligations of Issuer shall be paid promptly in cash.
13.    Other Provisions.
(a)    Issuer agrees and acknowledges that COUNTERPARTY is a “financial institution,” “financial participant” and “swap participant” within the meaning of Sections 101(22), 101(22A) and 101(53C) of the Bankruptcy Code. The parties hereto further agree and acknowledge that it is the intent of the parties that (A) this Confirmation is a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount,” “offset or net out” or “other transfer obligation” within the meaning of Section 362(b) of the Bankruptcy Code and a “settlement payment,” within the meaning of Section 546(e) of the Bankruptcy Code, (B) this Confirmation is a “swap agreement,” as such term is defined in Section 101(53B) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “transfer” within the meaning of Section 546(g) of the Bankruptcy Code, (C) the rights given to COUNTERPARTY under this Confirmation and under the Agreement upon the occurrence of an Event of Default with respect Issuer constitute “contractual rights” to cause the liquidation, termination or acceleration of or the offset or net out termination values under or in connection with a

APPENDIX G - PAGE 13

“securities contract” and a “swap agreement”, (D) this Confirmation is a “master netting agreement’ as defined in 101(38A) of the Bankruptcy Code and (E) COUNTERPARTY is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(b)(17), 362(o), 546(e), 546(g), 548(d)(2), 555, 560, and 561 of the Bankruptcy Code and .
(b)    COUNTERPARTY acknowledges and agrees that this Confirmation is not intended to convey to COUNTERPARTY rights against Issuer with respect to the Transaction that are senior to the claims of common stockholders of Issuer in any United States bankruptcy proceedings of Issuer; provided that nothing herein shall limit or shall be deemed to limit COUNTERPARTY’s right to pursue remedies in the event of a breach by Issuer of its obligations and agreements with respect to the Transaction; provided further that nothing herein shall limit or shall be deemed to limit COUNTERPARTY’s rights in respect of any transactions other than this Transaction.
(c)    Notwithstanding any provision of this Confirmation or any other agreement between the parties to the contrary, neither the obligations of Issuer nor the obligations of COUNTERPARTY hereunder are secured by any collateral, security interest, pledge or lien.
(d)    each party waives any and all rights it may have to set off obligations arising under the Agreement and the Transaction against other obligations between the parties, whether arising under any other agreement, applicable law or otherwise.
(e)    Notwithstanding anything to the contrary herein, COUNTERPARTY may, by prior notice to Issuer, satisfy its obligation to deliver any Shares or other securities on any date due (an “Original Delivery Date”) by making separate deliveries of Shares or such securities, as the case may be, at more than one time on or prior to such Original Delivery Date, so long as the aggregate number of Shares and other securities so delivered on or prior to such Original Delivery Date is equal to the number required to be delivered on such Original Delivery Date. Any Shares delivered pursuant to this provision shall be included in the calculation of the Settlement Amount.
(f)    It shall constitute an Additional Termination Event with respect to which the Transaction is the sole Affected Transaction and Issuer is the sole Affected Party if, at any time on or prior to the final Valuation Date, the price per Share on the Exchange, as determined by the Calculation Agent, is at or below the Threshold Price (as specified in Schedule I).
14.    Share Caps.
Notwithstanding any other provision of this Confirmation or the Agreement to the contrary, in no event shall Issuer be required to deliver to COUNTERPARTY in the aggregate a number of Shares that exceeds the Share Cap as of the date of delivery (as specified in Schedule I). Notwithstanding anything to the contrary in this Confirmation, in no event shall COUNTERPARTY be required to deliver any Shares in excess of the Maximum Number of Shares (as specified in Schedule I).
15.    Transfer and Assignment.
COUNTERPARTY may transfer or assign its rights and obligations hereunder and under this Confirmation, in whole or in part, to any of its Affiliates of equivalent credit quality (or whose obligations are guaranteed by an entity of equivalent credit quality) without the consent of Issuer.
16.     Principal Version of Incorporation by Reference Rider.

The parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as Regulated Entity and/or Adhering Party as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” COUNTERPARTY shall be deemed a “Covered Entity” and Issuer shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph . In the event of any

APPENDIX G - PAGE 14

inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Morgan Stanley replaced by references to the covered affiliate support provider.

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

17.    Governing Law; Jurisdiction; Waiver.
THIS CONFIRMATION AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS CONFIRMATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS. NOTHING IN THIS PROVISION SHALL PROHIBIT A PARTY FROM BRINGING AN ACTION TO ENFORCE A MONEY JUDGMENT IN ANY OTHER JURISDICTION.
EACH PARTY HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION OR THE ACTIONS OF THE OTHER PARTY OR THE OTHER PARTY’S AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.
Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.
Confirmed as of the date first written above:

SENSATA TECHNOLOGIES HOLDING PLC	COUNTERPARTY

By:________________________________	By:________________________________
Name:	Name:
Title:	Title:

APPENDIX G - PAGE 15

SCHEDULE I

For the purposes of the Transaction, the following terms shall have the following values or meanings:
Trade Date:             [ ]
Prepayment Date:        [ ]
Initial Share Delivery Date:    [ ]
Calculation Period Start Date:    [ ]
Calculation Dates:    [Each Scheduled Trading Day during the Calculation Period.][Each [ ] Scheduled Trading Day [from and including the Calculation Period Start Date, through and including the Lock-Out Date] [commencing with [the [ ] Scheduled Trading Day immediately following] the Calculation Period Start Date, through and including the Lock-Out Date.]
Scheduled Valuation Date:    [ ]
Lock-Out Date:            [ ]
Prepayment Amount:        USD [_______]
Discount:            USD [ ]
Initial Shares:    [_______] Shares; provided that if, in connection with the Transaction, COUNTERPARTY is unable, after using commercially reasonable efforts, to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Issuer on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that COUNTERPARTY is able to so borrow or otherwise acquire, and thereafter COUNTERPARTY shall continue to use commercially reasonable efforts to borrow or otherwise acquire a number of Shares, at a stock borrow cost no greater than the Initial Stock Loan Rate, equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. All Shares delivered to Issuer in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Settlement Amount.”
Buyer Share Settlement
Percentage:            105%
Ordinary Dividend Amount:USD [ ]
For any Dividend with an ex-dividend date occurring on or after the Scheduled Valuation Date: USD 0.00
Scheduled Ex-Dividend Dates:    [ ]
The occurrence of a Buyer Election Date, if any, shall be a Scheduled Ex-Dividend Date.
Threshold Price:        USD [__]
Floor Price:            USD 0.01
Initial Stock Loan Rate:        [25] bps.
Maximum Stock Loan Rate:    [200] bps.
Share Cap:             As of any date, [ ] Shares
Maximum Number of Shares:    [Half the outstanding Shares]

APPENDIX G - PAGE 16

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
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SENSATA TECHNOLOGIES HOLDING PLC
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees:			For	Against	Abstain			For	Against	Abstain
	1a.	John P. Absmeier		☐	☐	☐	5.	Advisory resolution on Director Compensation Report	☐	☐	☐
	1b.	Daniel L. Black		☐	☐	☐	6.	Ordinary resolution to approve amendment to the 2021 Equity Incentive Plan	☐	☐	☐
	1c.	Lorraine A. Bolsinger		☐	☐	☐
	1d.	Phillip Eyler		☐	☐	☐	7.	Ordinary resolution to appoint Deloitte Ireland LLP as the Company's U.K. statutory auditor	☐	☐	☐
	1e.	Laurie Schupmann		☐	☐	☐	8.	Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement	☐	☐	☐
	1f.	Constance E. Skidmore		☐	☐	☐
	1g.	Martha N. Sullivan		☐	☐	☐	9.	Ordinary resolution to receive the Company's 2025 Annual Report and Accounts	☐	☐	☐
	1h.	Andrew C. Teich		☐	☐	☐
	1i.	Jugal Vijayvargiya		☐	☐	☐	10,	Special resolution to approve the form of share repurchase contracts and repurchase counterparties	☐	☐	☐
	1j.	Stephan von Schuckmann		☐	☐	☐
	1k.	Stephen M. Zide		☐	☐	☐	11.	Ordinary resolution to authorize the Board of Directors to issue equity securities	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 2.
							12.	Special resolution to authorize the Board of Directors to issue equity securities without pre-emptive rights	☐	☐	☐
				For	Against	Abstain
2.	Advisory resolution to approve executive compensation			☐	☐	☐	13.	Ordinary resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans	☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on Proposal 3.
			1 YR	2 YRS	3 YRS	Abstain	14.	Special resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans without pre-emptive rights	☐	☐	☐
3.	Advisory resolution on frequency of "Say-on-Pay"		☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 4-14.				For	Against	Abstain	NOTE: To transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

4.	Ordinary resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm			☐	☐	☐

	Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]				Date		Signature [PLEASE SIGN WITHIN BOX]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V70266-P29930
SENSATA TECHNOLOGIES HOLDING PLC
PROXY
Annual General Meeting of Shareholders
June 9, 2026

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of Sensata Technologies Holding plc hereby constitutes and appoints each of Andrew Lynch and David Stott as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place, and stead of the undersigned at the 2026 Annual General Meeting of Shareholders of Sensata Technologies Holding plc (the “Company”), to be held on June 9, 2026, beginning at 10:00 a.m. Eastern Time, at the Company's United States headquarters located at 529 Pleasant Street, Attleboro, MA 02703, and at any adjournments or postponements thereof, the number of votes the undersigned would be entitled to cast if present. The Notice of Meeting, proxy statement and proxy card are available at http://annualmeeting.sensata.com for viewing purposes only.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS RECOMMENDED BY THE BOARD, EVERY YEAR FOR PROPOSAL (3) AND FOR EACH OF THE PROPOSALS (2) AND (4) THROUGH (14).

Continued and to be signed on reverse side